UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2015

1290 Funds Annual Report

October 31, 2015

Overview

Market Overview for the Year Ended October 31, 2015

Economy

Early in the period, global economic growth continued at a slow and uneven pace. In late 2014, plunging oil prices appeared to rattle the credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan. Early in 2015, global deflation fears appeared gradually to recede as oil prices firmed and the outlook for growth appeared to brighten, particularly for developed economies. After a slow start to the year, the U.S. economy continued to show signs of strength early in 2015. Beginning in May markets seemed captivated by events in Greece, where the debt crisis worsened sharply, and China, where equity markets had a tumultuous second quarter and policymakers expanded their easing efforts. While investors initially appeared to expect the U.S. Federal Reserve to increase the federal funds rate towards the end of 2015, an economic slowdown materializing in China, and a higher level of global currency volatility following changes in the Chinese yuan peg prompted the Federal Reserve to hold rates at current levels during its September meeting.

Fixed Income

Beginning in 2014, bond markets turned more volatile, apparently in reaction to growth trends and monetary policies in the world’s biggest economies heading in different directions. The U.S. Treasury yield curve flattened in 2014, and the 10-year U.S. Treasury ended the year roughly 0.86% below where it started. The high yield market, represented by the BofA Merrill Lynch U.S. High Yield Master II Index, posted negative total returns in the fourth quarter of 2014. Experts believe that returns in the high yield market were largely impacted by the sharp drop in oil prices in the second half of 2014, as the energy sector, a large proportion of the high-yield market, sharply underperformed the broader market. In the first half of 2015, global deflation fears appeared gradually to recede. Over the first six months of the year, global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets ended the period on a weaker note. During the third quarter, yields initially moved slightly lower, but as worries of a slowing world economy persisted, bonds that trade at a yield spread compared to U.S. Treasuries came under pressure and all spread sectors underperformed. The declining yield backdrop coupled with slowing economy concerns allowed longer maturity bonds to perform the best.

U.S. Equity

Twelve months ago, the U.S. economy was among the few globally that appeared to produce clear, self-sustaining growth, and this positive economic data, coupled with strong corporate earnings, combined to produce squarely positive U.S. equity returns in 2014. The first half of 2015 saw a complete turnaround. U.S. stocks experienced a difficult period, selling off in the first quarter as lower oil prices punished the energy sector and market participants digested the negative impact of a stronger dollar on the earnings of large global exporting companies. Uncertainties about the fitful pace of the U.S. recovery, the strength of the U.S. dollar and the path of U.S. interest rates kept U.S. stocks in a tight trading range throughout the second quarter. In the third quarter, the continuing slowdown in China’s economic growth became a bigger source of investor anxiety after Chinese stocks began to slide in July, and market participants appeared to fear that the economic slowdown was deepening. Such growth headwinds led to sharp losses across U.S. equity markets, with the large-cap S&P 500® Index producing its worst quarterly decline since 2011, the small-cap Russell 2000® Index dropping nearly twice as much, and the broad market Russell 3000® Index falling around the same amount as the large-cap benchmark.

International Equity

At the end of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, international stocks rebounded in early 2015 to provide strong returns through April. However, global sentiment seemed to shift around May, as Greece’s debt troubles dominated headlines. Global equity markets saw their steepest declines in several years in the third quarter of 2015 as concerns around the Chinese economy and U.S. monetary policy intensified and the MSCI World (Net) Index fell. Volatility also returned with a vengeance as investors confronted an increasingly uncertain outlook for global growth. Although all major markets ended lower in local currency terms, developing country stock indices were particularly hard hit, especially those exposed to continued falls in commodity prices.

Source: AXA Equitable-Funds Management Group, LLC doing business as 1290 Asset Managers®, as of 10/31/15.

This Information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No Investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond Investments are subject to interest rate risk so that when interest rates rise, the price of bonds can decrease and the investor can lose principal value. High Yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index. Each of the Fund’s rates of return is net of investment advisory fees and expenses of the Fund. Each of the 1290 Funds has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class I shares of each Fund of the 1290 Funds. The periods illustrated are from the inception dates shown through October 31, 2015. These results assume reinvestment of dividends and capital gains distributions. The total value shown for each Fund reflects management fees and operating expenses of the Funds and 12b-1 fees which are applicable to Class A, Class C and Class R shares. 12b-1 fees are not applicable to Class I shares. Results should not be considered representative of future gains or losses.

Current and future holdings are subject to risk. Holdings subject to change.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch U.S. High Yield Master II Index is an index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index is an index which tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

The Morgan Stanley Capital International (MSCI) World Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets.

MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed markets.

MSCI World Small Cap Index captures small-cap representation across 23 Developed Markets.

The MSCI World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Value Index is an unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

S&P 500® Index is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, LLC

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	(4.08)%
	with Sales Charge (a)	(8.38)
Fund – Class I Shares*		(4.00)
Fund – Class R Shares*		(4.16)
BofA Merrill Lynch All U.S. Convertibles Index		(3.41)
* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Convertible Securities Fund and the BofA Merrill Lynch All U.S. Convertibles Index from 7/06/15 to 10/31/15. The performance of the BofA Merrill Lynch All U.S. Convertibles Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch All U.S. Convertibles Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (4.00)% for the period ended October 31, 2015. The Fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, returned (3.41)% over the same period.

Fund Overview — Palisade Capital Management, LLC

During the period July 6, 2015 through October 31, 2015, U.S. convertibles witnessed increased volatility as global growth concerns emerged amidst a rout in commodities and ongoing uncertainty regarding the direction of U.S. monetary policy. While convertibles performed as expected in terms of downside capture, the underlying equities of convertibles declined more than both the S&P 500® Index and the Russell 2000® Index. Convertibles were negatively impacted by controversial headlines on drug pricing and biotech, leading to profit-taking across a previously resilient health care sector. Meanwhile, the energy and materials sectors continued to exhibit weakness.

As a result of recent declines, the average price within the U.S. convertibles universe has retreated closer to par. The average price as a percentage of par value is near its lowest since the end of 2011. At these levels, we view convertibles as offering a very attractive potential risk/reward tradeoff.

After a strong start at the beginning of the year, convertible new issuance has more recently suffered from the summer doldrums and increased volatility. We would expect new convertible issuance to reaccelerate as interest rates still remain low and equity markets remain elevated (albeit down from recent highs).

Fund Highlights

What helped performance since inception through October 31, 2015:

•	An underweight to the energy sector provided a benefit to performance compared to the benchmark. Energy remains an area of weakness as oversupply concerns persist.

•

Strong selection in the financial sector was a positive contributor. The relative safety of highly rated convertible preferred securities with good yields offered capital protection during a period of equity volatility. Returns were aided by overweight positions in Huntington Bancshares Inc., Wells Fargo Co., and KeyCorp preferred securities.

•	Within the industrials sector, not owning Wesco International, Inc. was a positive, as investors fretting about a slowing economy sold off industrial companies.

What hurt performance since inception through October 31, 2015:

•

Health care continued to be a challenging sector as both an overweighted allocation and weak stock selection negatively impacted results. With the potential for increased government scrutiny of drug pricing, investors took the opportunity to take profits in what had been one of the strongest sectors year-to-date.

•

Weak stock selection among technology stocks was a detractor from results. An overweighted position in SunEdison, Inc. was a headwind as concerns about an overly complex capital structure led to a sharp decline.

Fund Characteristics As of October 31, 2015
30 Day SEC Yield (Class I)	0.61%
30 Day Unsubsidized Yield (Class I)	(1.25)%

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

Sector Weightings as of October 31, 2015	% of Net Assets
Information Technology	30.0%
Health Care	24.7
Financials	15.5
Consumer Discretionary	12.8
Industrials	6.0
Telecommunication Services	2.4
Consumer Staples	1.7
Energy	0.9
Materials	0.7
Utilities	0.4
Cash and Other	4.9

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund Commenced Operations on July 6, 2015, the ‘Hypothetical Expenses Paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 5/1/15†	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$959.22	$4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.67	6.60
Class I
Actual	1,000.00	959.98	3.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class R
Actual	1,000.00	958.45	4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.39	7.88

†   Commenced operations on July 6, 2015.

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.30%, 1.05% and 1.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 117/365 for the actual example (to reflect the actual number of days in the period).

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (72.7%)
Consumer Discretionary (12.8%)
Automobiles (2.2%)
Fiat Chrysler Automobiles N.V. Series FCAU 7.875%, 12/15/16	$290,000	$356,700
Tesla Motors, Inc.
1.500%, 6/1/18	40,000	69,250

		425,950

Household Durables (3.3%)
CalAtlantic Group, Inc.
1.625%, 5/15/18	200,000	265,125
Jarden Corp.
1.875%, 9/15/18	180,000	268,875
Lennar Corp.
3.250%, 11/15/21§	45,000	95,935

		629,935

Internet & Catalog Retail (2.7%)
HomeAway, Inc.
0.125%, 4/1/19	94,000	90,005
Priceline Group, Inc.
1.000%, 3/15/18	273,000	433,217

		523,222

Media (3.4%)
Liberty Interactive LLC
0.750%, 3/30/43	175,000	278,031
1.000%, 9/30/43§	143,951	132,885
Liberty Media Corp.
1.375%, 10/15/23	190,000	194,394
Live Nation Entertainment, Inc.
2.500%, 5/15/19	56,000	60,410

		665,720

Specialty Retail (1.2%)
GNC Holdings, Inc.
1.500%, 8/15/20§	82,000	67,240
Restoration Hardware Holdings, Inc.
(Zero Coupon), 6/15/19§	160,000	169,200

		236,440

Total Consumer Discretionary		2,481,267

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Cheniere Energy, Inc.
4.250%, 3/15/45	120,000	74,325

Total Energy		74,325

Financials (4.7%)
Capital Markets (0.1%)
Walter Investment Management Corp.
4.500%, 11/1/19	30,000	21,488

Diversified Financial Services (0.5%)
Horizon Pharma Investment Ltd.
2.500%, 3/15/22§	125,000	107,656

Insurance (1.0%)
Fidelity National Financial, Inc.
4.250%, 8/15/18	$100,000	$195,437

Real Estate Investment Trusts (REITs) (3.1%)
Colony Capital, Inc.
5.000%, 4/15/23	65,000	64,472
iStar, Inc.
3.000%, 11/15/16	150,000	176,437
Starwood Property Trust, Inc.
3.750%, 10/15/17	200,000	198,375
4.000%, 1/15/19	50,000	51,156
Starwood Waypoint Residential Trust
4.500%, 10/15/17	100,000	102,438

		592,878

Total Financials		917,459

Health Care (20.0%)
Biotechnology (8.9%)
Acorda Therapeutics, Inc.
1.750%, 6/15/21	65,000	69,062
AMAG Pharmaceuticals, Inc.
2.500%, 2/15/19	33,000	53,584
ARIAD Pharmaceuticals, Inc.
3.625%, 6/15/19§	82,000	85,946
BioMarin Pharmaceutical, Inc.
0.750%, 10/15/18	85,000	119,425
1.500%, 10/15/20	120,000	174,150
Cepheid, Inc.
1.250%, 2/1/21	163,000	146,089
Clovis Oncology, Inc.
2.500%, 9/15/21	83,000	148,881
Emergent BioSolutions, Inc.
2.875%, 1/15/21	38,000	46,693
Gilead Sciences, Inc.
1.625%, 5/1/16	50,000	238,750
Immunomedics, Inc.
4.750%, 2/15/20§	35,000	28,394
Incyte Corp.
0.375%, 11/15/18	35,000	80,762
1.250%, 11/15/20	75,000	174,797
Ironwood Pharmaceuticals, Inc.
2.250%, 6/15/22§	114,000	106,661
Isis Pharmaceuticals, Inc.
1.000%, 11/15/21§	100,000	99,813
Merrimack Pharmaceuticals, Inc.
4.500%, 7/15/20	75,000	125,297
TESARO, Inc.
3.000%, 10/1/21	14,000	21,306

		1,719,610

Health Care Equipment & Supplies (2.4%)
HeartWare International, Inc.
1.750%, 12/15/21§	70,000	56,919
Hologic, Inc.
2.000%, 12/15/37 (e)	55,000	93,741
Insulet Corp.
2.000%, 6/15/19	60,000	57,525
Integra LifeSciences Holdings Corp.
1.625%, 12/15/16	115,000	136,634

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

NuVasive, Inc.
2.750%, 7/1/17	$48,000	$60,270
Wright Medical Group, Inc.
2.000%, 2/15/20§	58,000	54,810

		459,899

Health Care Providers & Services (4.2%)
Anthem, Inc.
2.750%, 10/15/42	175,000	329,109
Brookdale Senior Living, Inc.
2.750%, 6/15/18	55,000	57,269
HealthSouth Corp.
2.000%, 12/1/43	148,000	161,227
Molina Healthcare, Inc.
1.125%, 1/15/20	120,000	191,475
Trinity Biotech Investment Ltd.
4.000%, 4/1/45§	100,000	86,563

		825,643

Life Sciences Tools & Services (0.9%)
Illumina, Inc.
0.250%, 3/15/16	70,000	119,525
Sequenom, Inc.
5.000%, 1/1/18	60,000	49,350

		168,875

Pharmaceuticals (3.6%)
Jazz Investments I Ltd.
1.875%, 8/15/21	120,000	127,275
Medicines Co.
1.375%, 6/1/17	53,000	71,119
Pacira Pharmaceuticals, Inc.
3.250%, 2/1/19	70,000	146,081
Teva Pharmaceutical Finance Co. LLC
0.250%, 2/1/26	175,000	248,719
Theravance, Inc.
2.125%, 1/15/23	136,000	98,515

		691,709

Total Health Care		3,865,736

Industrials (4.8%)
Air Freight & Logistics (1.0%)
Atlas Air Worldwide Holdings, Inc.
2.250%, 6/1/22	33,000	27,782
Echo Global Logistics, Inc.
2.500%, 5/1/20	73,000	68,802
XPO Logistics, Inc.
4.500%, 10/1/17	60,000	104,325

		200,909

Airlines (1.6%)
AirTran Holdings, Inc.
5.250%, 11/1/16	100,000	313,750

Construction & Engineering (0.1%)
Dycom Industries, Inc.
0.750%, 9/15/21§	20,000	20,775

Machinery (1.1%)
Greenbrier Cos., Inc.
3.500%, 4/1/18	90,000	107,719

Trinity Industries, Inc.
3.875%, 6/1/36	$80,000	$103,300

		211,019

Professional Services (0.6%)
Huron Consulting Group, Inc.
1.250%, 10/1/19	130,000	120,656

Transportation Infrastructure (0.4%)
Macquarie Infrastructure Corp.
2.875%, 7/15/19	60,000	69,713

Total Industrials		936,822

Information Technology (30.0%)
Communications Equipment (3.1%)
CalAmp Corp.
1.625%, 5/15/20§	60,000	58,237
Ciena Corp.
3.750%, 10/15/18§	150,000	206,062
4.000%, 12/15/20	140,000	199,238
Palo Alto Networks, Inc.
(Zero Coupon), 7/1/19	60,000	92,813
Viavi Solutions, Inc.
0.625%, 8/15/33	50,000	47,531

		603,881

Electronic Equipment, Instruments & Components (0.6%)
TTM Technologies, Inc.
1.750%, 12/15/20	65,000	62,319
Vishay Intertechnology, Inc.
2.250%, 11/15/40	50,000	43,562

		105,881

Internet Software & Services (4.4%)
Cornerstone OnDemand, Inc.
1.500%, 7/1/18	150,000	147,750
LinkedIn Corp.
0.500%, 11/1/19§	150,000	162,844
Twitter, Inc.
0.250%, 9/15/19	125,000	110,781
VeriSign, Inc.
4.297%, 8/15/37	100,000	237,375
Yahoo!, Inc.
(Zero Coupon), 12/1/18	190,000	189,644

		848,394

IT Services (0.3%)
Cardtronics, Inc.
1.000%, 12/1/20	65,000	61,588

Semiconductors & Semiconductor Equipment (11.5%)
Microchip Technology, Inc.
1.625%, 2/15/25§	97,000	100,577
2.125%, 12/15/37	95,000	186,378
Micron Technology, Inc.
2.375%, 5/1/32	90,000	161,662
3.000%, 11/15/43	400,000	362,000
Novellus Systems, Inc.
2.625%, 5/15/41	180,000	409,837
NXP Semiconductors N.V.
1.000%, 12/1/19§	155,000	166,044

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

ON Semiconductor Corp.
1.000%, 12/1/20§	$120,000	$117,900
2.625%, 12/15/26	215,000	257,194
Spansion LLC
2.000%, 9/1/20	27,000	52,971
SunEdison, Inc.
2.000%, 10/1/18	14,000	10,640
0.250%, 1/15/20§	250,000	132,344
2.750%, 1/1/21	60,000	42,150
Xilinx, Inc.
2.625%, 6/15/17	135,000	222,581

		2,222,278

Software (7.9%)
Citrix Systems, Inc.
0.500%, 4/15/19	150,000	170,625
Electronic Arts, Inc.
0.750%, 7/15/16	40,000	90,200
FireEye, Inc.
1.000%, 6/1/35§	148,000	128,020
1.625%, 6/1/35§	35,000	29,509
Proofpoint, Inc.
1.250%, 12/15/18	12,000	22,140
0.750%, 6/15/20§	30,000	33,637
PROS Holdings, Inc.
2.000%, 12/1/19§	80,000	79,850
Rovi Corp.
0.500%, 3/1/20§	60,000	44,775
Salesforce.com, Inc.
0.250%, 4/1/18	340,000	440,937
ServiceNow, Inc.
(Zero Coupon), 11/1/18	70,000	87,106
Synchronoss Technologies, Inc.
0.750%, 8/15/19	95,000	96,841
Take-Two Interactive Software, Inc.
1.750%, 12/1/16	143,000	250,876
Verint Systems, Inc.
1.500%, 6/1/21	60,000	60,563

		1,535,079

Technology Hardware, Storage & Peripherals (2.2%)
Electronics For Imaging, Inc.
0.750%, 9/1/19	65,000	69,266
SanDisk Corp.
1.500%, 8/15/17	227,000	362,065

		431,331

Total Information Technology		5,808,432

Total Convertible Bonds		14,084,041

Total Long-Term Debt Securities (72.7%) (Cost $14,764,600)		14,084,041

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (1.7%)
Food Products (1.7%)
Tyson Foods, Inc.
4.750%	6,150	321,953

Total Consumer Staples		321,953

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Southwestern Energy Co.
6.250%	3,064	$85,915

Total Energy		85,915

Financials (10.8%)
Banks (7.9%)
Bank of America Corp.
7.250%	225	248,625
Huntington Bancshares, Inc./Ohio
8.500%	350	469,000
KeyCorp
7.750%	1,350	173,812
Wells Fargo & Co.
7.500%	550	651,750

		1,543,187

Real Estate Investment Trusts (REITs) (2.9%)
Crown Castle International Corp.
4.500%	2,500	265,675
Welltower, Inc.
6.500%	1,779	105,157
Weyerhaeuser Co.
6.375%	3,695	185,452

		556,284

Total Financials		2,099,471

Health Care (4.7%)
Health Care Equipment & Supplies (0.8%)
Alere, Inc.
3.000%	500	160,750

Health Care Providers & Services (0.7%)
Anthem, Inc.
5.250%	2,880	134,035

Pharmaceuticals (3.2%)
Allergan plc
5.500%	583	610,185

Total Health Care		904,970

Industrials (1.2%)
Commercial Services & Supplies (0.2%)
Stericycle, Inc.
5.250%	330	30,763

Machinery (1.0%)
Stanley Black & Decker, Inc.
6.250%	1,700	204,102

Total Industrials		234,865

Materials (0.7%)
Metals & Mining (0.7%)
Alcoa, Inc.
5.375%	4,400	139,172

Total Materials		139,172

Telecommunication Services (2.4%)
Diversified Telecommunication Services (1.2%)
Frontier Communications Corp.
11.125%	2,305	228,494

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (1.2%)
T-Mobile U.S., Inc.
5.500%	3,677	$244,484

Total Telecommunication Services		472,978

Utilities (0.4%)
Electric Utilities (0.4%)
NextEra Energy, Inc.
5.799%	1,400	77,028

Total Utilities		77,028

Total Convertible Preferred Stocks (22.4%) (Cost $4,482,918)		4,336,352

Total Investments (95.1%) (Cost $19,247,518)		18,420,393
Other Assets Less Liabilities (4.9%)		954,474

Net Assets (100%)		$19,374,867

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2015, the market value of these securities amounted to $2,372,596 or 12.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2015. Maturity date disclosed is the ultimate maturity date.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Consumer Discretionary	$356,700	$2,124,567	$—	$2,481,267
Energy	—	74,325	—	74,325
Financials	—	917,459	—	917,459
Health Care	—	3,865,736	—	3,865,736
Industrials	—	936,822	—	936,822
Information Technology	—	5,808,432	—	5,808,432
Convertible Preferred Stocks
Consumer Staples	321,953	—	—	321,953
Energy	85,915	—	—	85,915
Financials	1,925,659	173,812	—	2,099,471
Health Care	904,970	—	—	904,970
Industrials	234,865	—	—	234,865
Materials	139,172	—	—	139,172
Telecommunication Services	472,978	—	—	472,978
Utilities	77,028	—	—	77,028

Total Assets	$4,519,240	$13,901,153	$—	$18,420,393

Total Liabilities	$—	$—	$—	$—

Total	$4,519,240	$13,901,153	$—	$18,420,393

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The Fund held no derivatives contracts during the period ended October 31, 2015.

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$19,901,495
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,042,268

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$516,558
Aggregate gross unrealized depreciation	(1,377,350)

Net unrealized depreciation	$(860,792)

Federal income tax cost of investments	$19,281,185

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investments at value (Cost $19,247,518)	$18,420,393
Cash	909,183
Dividends, interest and other receivables	82,306
Receivable for securities sold	29,009
Deferred offering cost	18,618
Receivable from investment adviser	16,401
Receivable for Fund shares sold	2,858

Total assets	19,478,768

LIABILITIES
Dividends payable	28,697
Payable for securities purchased	8,300
Transfer agent fees payable	3,099
Trustees’ fees payable	139
Distribution fees payable – Class A	43
Distribution fees payable – Class R	40
Payable for Fund shares redeemed	35
Accrued expenses	63,548

Total liabilities	103,901

NET ASSETS	$19,374,867

Net assets were comprised of:
Paid in capital	$20,251,287
Accumulated undistributed net investment income (loss)	11,618
Accumulated undistributed net realized gain (loss) on investments	(60,913)
Net unrealized appreciation (depreciation) on investments	(827,125)

Net assets	$19,374,867

Class A
Net asset value and redemption price per share, $206,241 / 21,573 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share	$10.01

Class I
Net asset value and redemption price per share, $19,073,038 / 1,995,330 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

Class R
Net asset value and redemption price per share, $95,588 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Interest	$74,796
Dividends	75,891

Total income	150,687

EXPENSES
Professional fees	61,840
Investment advisory fees	43,648
Administrative fees	9,617
Offering costs	8,748
Transfer agent fees	6,405
Printing and mailing expenses	4,434
Custodian fees	2,400
Trustees’ fees	553
Registration and filing fees	184
Distribution fees – Class R	155
Distribution fees – Class A	118
Miscellaneous	7,000

Gross expenses	145,102
Less: Waiver from investment adviser	(53,265)
Reimbursement from investment adviser	(26,118)

Net expenses	65,719

NET INVESTMENT INCOME (LOSS)	84,968

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(60,843)
Net change in unrealized appreciation (depreciation) on investments	(827,125)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(887,968)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(803,000)

*	The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$84,968
Net realized gain (loss) on investments	(60,843)
Net change in unrealized appreciation (depreciation) on investments	(827,125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(803,000)

DIVIDENDS:
Dividends from net investment income
Class A	(554)
Class I	(79,072)
Class R	(245)

TOTAL DIVIDENDS:	(79,871)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 21,551 shares ]	211,375
Capital shares issued in reinvestment of dividends [ 24 shares ]	232
Capital shares repurchased [ (2) shares ]	(19)

Total Class A transactions	211,588

Class I
Capital shares sold [ 1,995,307 shares ]	19,945,930
Capital shares issued in reinvestment of dividends [ 28 shares ]	268
Capital shares repurchased [ (5) shares ]	(48)

Total Class I transactions	19,946,150

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,257,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,374,867
NET ASSETS:
Beginning of period	—

End of period (a)	$19,374,867

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$11,618

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03
Net realized and unrealized gain (loss) on investments	(0.44)

Total from investment operations	(0.41)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$9.56

Total return (b)	(4.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$206
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.09	%(l)
Before waivers and reimbursements (a)	0.30	%(l)
Portfolio turnover rate (z)^	6%

Class I	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04
Net realized and unrealized gain (loss) on investments	(0.44)

Total from investment operations	(0.40)

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$9.56

Total return (b)	(4.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%
Before waivers and reimbursements (a)	1.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.37	%(l)
Before waivers and reimbursements (a)	0.70	%(l)
Portfolio turnover rate (z)^	6%

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03
Net realized and unrealized gain (loss) on investments	(0.45)

Total from investment operations	(0.42)

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$9.56

Total return (b)	(4.16)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$96
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.55%
Before waivers and reimbursements (a)	2.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.87	%(l)
Before waivers and reimbursements (a)	0.20	%(l)
Portfolio turnover rate (z)^	6%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	3.20%
	with Sales Charge (a)	(2.46)
Fund – Class C Shares*	without Sales Charge	3.43
	with Sales Charge	2.43
Fund – Class I Shares*		3.43
Fund – Class R Shares*		2.96
Russell 2500TM Value Index		(1.95)
* Date of inception 11/12/14. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500™ Value Index from 11/12/14 to 10/31/15. The performance of the Russell 2500™ Value Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500™ Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.43% for the period ended October 31, 2015. The Fund’s benchmark, the Russell 2500TM Value Index, returned (1.95)% over the same period.

Fund Overview — GAMCO Asset Management, Inc.

During the period November 12, 2014 through October 31, 2015, U.S. Stocks experienced the most volatile times in many years. The Fund invests 80% of its assets in companies with small (market cap less than $3 billion) and mid (market cap between $3 billion and $12 billion) size capitalization at the time of investment. Up to 20% of the Fund may invest in non-U.S. stocks. A bottom up, company-specific process seeks to identify companies selling with a margin of safety — at a discount to their Private Market Value (PMV). The PMV is the price an informed industrialist would pay for the entire company. A catalyst or event to surface the value is identified prior to purchase. The research process is global, intense, focused and consistent. Analysts follow industries in which we have accumulated knowledge over a long period of time.

Fund Highlights

During the period, small- and mid-cap stocks declined slightly, reflecting concerns over future interest-rate hikes.

What helped performance since inception through October 31, 2015:

•

It was a strong period for merger and acquisition activity. Several holdings have benefitted from takeover announcements: Cameron International Corp. (by Schlumberger), Precision Castparts (by Warren Buffett’s Berkshire Hathaway Inc.), Cablevision Systems Corp. (by French telecommunications operator Altice Luxembourg S.A.), and Pep Boys (by Bridgestone Corp.).

•

Other types of financial engineering such as combinations, buybacks, spinoffs and splits in H & R Block, Madison Square Garden Co., EW Scripps Co./Journal Communications, Graham Holdings and Energizer Holdings, Inc. also benefitted the Fund during the period.

What hurt performance since inception through October 31, 2015:

•	A slower economy, especially in China, as well as foreign currency exposure resulted in the declines of many industrial holdings that serve the auto, aerospace and energy markets.

•	Lower oil and gas prices caused lower earnings expectations for limited energy and utility holdings.

•	Several media holdings declined on concerns about subscriber losses and a cautious view of the U.S. advertising market.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

Sector Weightings as of October 31, 2015	% of Net Assets
Industrials	23.7%
Consumer Discretionary	18.8
Financials	13.2
Materials	11.6
Consumer Staples	6.7
Information Technology	6.6
Telecommunication Services	4.2
Utilities	4.1
Investment Company	3.1
Energy	1.1
Health Care	0.7
Cash and Other	6.2

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$979.92	$6.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87
Class C**
Actual	1,000.00	980.90	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	980.90	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class R
Actual	1,000.00	978.95	7.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.35%, 1.10%, 1.10% and 1.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.8%)
Auto Components (4.7%)
Brembo S.p.A.	1,000	$44,085
Dana Holding Corp.	2,600	43,680
Federal-Mogul Holdings Corp.*	13,000	100,750
Superior Industries International, Inc.	1,000	19,680

		208,195

Hotels, Restaurants & Leisure (1.3%)
Cheesecake Factory, Inc.	1,200	57,840

Household Durables (1.5%)
Hunter Douglas N.V.	1,600	66,419

Media (6.2%)
Cablevision Systems Corp. – New York Group, Class A	2,000	65,180
Clear Channel Outdoor Holdings, Inc., Class A*	1,000	7,480
EW Scripps Co., Class A	3,300	72,798
Interpublic Group of Cos., Inc.	1,500	34,395
Madison Square Garden Co., Class A*	100	17,850
Meredith Corp.	800	37,616
MSG Networks, Inc., Class A*	300	6,156
Salem Media Group, Inc.	5,008	31,500

		272,975

Multiline Retail (0.4%)
J.C. Penney Co., Inc.*	2,000	18,340

Specialty Retail (4.7%)
Aaron’s, Inc.	800	19,736
CST Brands, Inc.	3,000	107,790
Pep Boys-Manny, Moe & Jack*	5,500	82,720

		210,246

Total Consumer Discretionary		834,015

Consumer Staples (6.7%)
Beverages (1.7%)
Cott Corp.	3,000	31,350
Davide Campari-Milano S.p.A.	2,000	17,132
Remy Cointreau S.A.	400	27,883

		76,365

Food & Staples Retailing (0.7%)
Ingles Markets, Inc., Class A	600	29,964

Food Products (2.5%)
Maple Leaf Foods, Inc.	2,600	41,339
Snyder’s-Lance, Inc.	2,000	71,080

		112,419

Household Products (0.2%)
Energizer Holdings, Inc.	200	8,566

Personal Products (1.6%)
Avon Products, Inc.	5,000	20,150
Edgewell Personal Care Co.	600	50,826

		70,976

Total Consumer Staples		298,290

Energy (1.1%)
Energy Equipment & Services (1.1%)
Cameron International Corp.*	700	$47,607

Total Energy		47,607

Financials (13.2%)
Banks (1.9%)
FCB Financial Holdings, Inc., Class A*	1,000	35,560
Flushing Financial Corp.	2,400	50,496

		86,056

Capital Markets (1.5%)
Cohen & Steers, Inc.	1,400	42,826
Janus Capital Group, Inc.	1,500	23,295

		66,121

Insurance (4.8%)
National Interstate Corp.	1,200	34,440
PartnerReinsurance Ltd.	500	69,500
StanCorp Financial Group, Inc.	800	91,776
W. R. Berkley Corp.	300	16,749

		212,465

Real Estate Investment Trusts (REITs) (5.0%)
BioMed Realty Trust, Inc. (REIT)	3,000	70,230
Ryman Hospitality Properties, Inc. (REIT)	1,300	68,380
Strategic Hotels & Resorts, Inc. (REIT)*	6,000	84,600

		223,210

Total Financials		587,852

Health Care (0.7%)
Health Care Providers & Services (0.7%)
BioScrip, Inc.*	1,500	2,955
Patterson Cos., Inc.	600	28,440

Total Health Care		31,395

Industrials (23.7%)
Aerospace & Defense (1.6%)
B/E Aerospace, Inc.	1,000	46,950
Textron, Inc.	600	25,302

		72,252

Building Products (0.9%)
A.O. Smith Corp.	500	38,410

Commercial Services & Supplies (1.4%)
Brink’s Co.	2,000	61,960

Construction & Engineering (0.3%)
Layne Christensen Co.*	2,000	12,680

Machinery (13.8%)
Eastern Co.	1,800	30,186
EnPro Industries, Inc.	1,400	68,754
Federal Signal Corp.	2,500	37,650
Graco, Inc.	1,800	132,120
ITT Corp.	800	31,664
Mueller Industries, Inc.	4,000	126,080
Mueller Water Products, Inc., Class A	3,500	30,800

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Navistar International Corp.*	6,500	$79,950
Twin Disc, Inc.	1,800	21,204
Xylem, Inc.	1,500	54,615

		613,023

Road & Rail (2.4%)
Hertz Global Holdings, Inc.*	5,500	107,250

Trading Companies & Distributors (3.3%)
GATX Corp.	1,500	70,050
Kaman Corp.	2,000	77,780

		147,830

Total Industrials		1,053,405

Information Technology (6.6%)
Communications Equipment (0.5%)
EchoStar Corp., Class A*	500	22,415

Internet Software & Services (2.8%)
Gogo, Inc.*	3,200	45,216
Internap Corp.*	12,000	81,120

		126,336

Semiconductors & Semiconductor Equipment (2.3%)
Altera Corp.	1,000	52,550
PMC-Sierra, Inc.*	4,000	47,680
Sevcon, Inc.*	100	918

		101,148

Technology Hardware, Storage & Peripherals (1.0%)
Diebold, Inc.	1,200	44,244

Total Information Technology		294,143

Materials (11.6%)
Chemicals (9.2%)
Ashland, Inc.	400	43,888
Chemtura Corp.*	2,200	70,268
Chr Hansen Holding A/S	1,200	72,116
Cytec Industries, Inc.	1,000	74,420
Hawkins, Inc.	1,400	58,016
International Flavors & Fragrances, Inc.	300	34,818
Tredegar Corp.	4,000	57,040

		410,566

Containers & Packaging (1.0%)
Myers Industries, Inc.	3,000	46,830

Metals & Mining (0.9%)
Ampco-Pittsburgh Corp.	3,300	38,247

Paper & Forest Products (0.5%)
Wausau Paper Corp.	2,000	20,420

Total Materials		516,063

Telecommunication Services (4.2%)
Diversified Telecommunication Services (1.0%)
Cable & Wireless Communications plc	40,000	45,385

Wireless Telecommunication Services (3.2%)
Millicom International Cellular S.A.	1,000	56,200
Millicom International Cellular S.A. (SDR)	1,200	66,998

U.S. Cellular Corp.*	500	$20,370

		143,568

Total Telecommunication Services		188,953

Utilities (4.1%)
Electric Utilities (1.1%)
El Paso Electric Co.	200	7,734
Hawaiian Electric Industries, Inc.	1,500	43,890

		51,624

Gas Utilities (3.0%)
National Fuel Gas Co.	1,200	63,036
Piedmont Natural Gas Co., Inc.	1,200	68,772

		131,808

Total Utilities		183,432

Total Common Stocks (90.7%) (Cost $4,077,303)		4,035,155

CONVERTIBLE PREFERRED STOCK:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
BioScrip, Inc. 0.000%*†	4	227

Total Convertible Preferred Stock (0.0%) (Cost $400)		227

	Number of Warrants	Value (Note 1)
WARRANTS:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
BioScrip, Inc., expiring 6/30/25*†	22	14

Total Health Care		14

Total Warrants (0.0%) (Cost $—)		14

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (3.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	136,606	136,606

Total Short-Term Investment (3.1%) (Cost $136,606)		136,606

Total Investments (93.8%) (Cost $4,214,309)		4,172,002
Other Assets Less Liabilities (6.2%)		276,248

Net Assets (100%)		$4,448,250

*	Non-income producing.
†	Securities (totaling $241 or 0.0% of net assets) held at fair value by management.

Glossary:

SDR	— Swedish Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$723,511	$110,504	$—	$834,015
Consumer Staples	253,275	45,015	—	298,290
Energy	47,607	—	—	47,607
Financials	587,852	—	—	587,852
Health Care	31,395	—	—	31,395
Industrials	1,053,405	—	—	1,053,405
Information Technology	293,225	918	—	294,143
Materials	443,947	72,116	—	516,063
Telecommunication Services	76,570	112,383	—	188,953
Utilities	183,432	—	—	183,432
Convertible Preferred Stocks
Health Care	—	—	227	227
Short-Term Investments	136,606	—	—	136,606
Warrants
Health Care	—	—	14	14

Total Assets	$3,830,825	$340,936	$241	$4,172,002

Total Liabilities	$—	$—	$—	$—

Total	$3,830,825	$340,936	$241	$4,172,002

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

Fair Values of Derivative Instruments as of October 31, 2015:

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$196	$196

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $16,000, during the period ended October 31, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,925,766
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,958,123

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$240,927
Aggregate gross unrealized depreciation	(291,067)

Net unrealized depreciation	$(50,140)

Federal income tax cost of investments	$4,222,142

For the period ended October 31, 2015, the Fund incurred approximately $4,567 as brokerage commissions with Gabelli & Co. an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investments at value (Cost $4,214,309)	$4,172,002
Cash	233,000
Foreign cash (Cost $1,698)	1,680
Receivable for Fund shares sold	86,454
Receivable from investment adviser	20,830
Deferred offering cost	4,499
Dividends, interest and other receivables	873
Other assets	17

Total assets	4,519,355

LIABILITIES
Payable for securities purchased	37,255
Transfer agent fees payable	4,947
Distribution fees payable – Class R	325
Distribution fees payable – Class A	208
Trustees’ fees payable	32
Accrued expenses	28,338

Total liabilities	71,105

NET ASSETS	$4,448,250

Net assets were comprised of:
Paid in capital	$4,379,943
Accumulated undistributed net investment income (loss)	351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	110,291
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(42,335)

Net assets	$4,448,250

Class A
Net asset value and redemption price per share, $996,704 / 97,215 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.25
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.85

Class C**
Net asset value per share, $258,673 / 25,179 shares outstanding (unlimited amount authorized: $0.001 par value) (a)	$10.27

Class I
Net asset value and redemption price per share, $2,415,576 / 235,114 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.27

Class R
Net asset value and redemption price per share, $777,297 / 75,974 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.23

(a)	Redemption price for Class C shares varies based on length of time the shares are held.

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Dividends (net of $1,735 foreign withholding tax)	$41,024
Interest	198

Total income	41,222

EXPENSES
Offering costs	132,350
Professional fees	58,226
Administrative fees	31,926
Investment advisory fees	24,614
Transfer agent fees	20,250
Custodian fees	5,000
Registration and filing fees	4,088
Distribution fees – Class R	3,765
Distribution fees – Class C	2,503
Printing and mailing expenses	2,310
Distribution fees – Class A	2,116
Trustees’ fees	1,484
Miscellaneous	12,968

Gross expenses	301,600
Less: Waiver from investment adviser	(56,540)
Waiver from distributor	(2,503)
Reimbursement from investment adviser	(200,572)

Net expenses	41,985

NET INVESTMENT INCOME (LOSS)	(763)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	110,088
Foreign currency transactions	(1,425)

Net realized gain (loss)	108,663

Change in unrealized appreciation (depreciation) on:
Investments	(42,307)
Foreign currency translations	(28)

Net change in unrealized appreciation (depreciation)	(42,335)

NET REALIZED AND UNREALIZED GAIN (LOSS)	66,328

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,565

*	The Fund commenced operations on November 12, 2014.
**	Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(763)
Net realized gain (loss) on investments and foreign currency transactions	108,663
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(42,335)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,565

DIVIDENDS :
Dividends from net investment income
Class A	(5,222)
Class C	(1,822)
Class I	(6,867)
Class R	(4,943)

TOTAL DIVIDENDS :	(18,854)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 97,654 shares ]	984,337
Capital shares issued in reinvestment of dividends [ 512 shares ]	5,222
Capital shares repurchased [ (3,951) shares ]	(38,838)

Total Class A transactions	950,721

Class C**
Capital shares sold [ 25,000 shares ]	250,000
Capital shares issued in reinvestment of dividends [ 179 shares ]	1,822
Capital shares repurchased [ (1,000) shares ]	(9,800)

Total Class C transactions	242,022

Class I
Capital shares sold [ 242,308 shares ]	2,480,175
Capital shares issued in reinvestment of dividends [ 674 shares ]	6,867
Capital shares repurchased [ (10,868) shares ]	(108,719)

Total Class I transactions	2,378,323

Class R
Capital shares sold [ 75,489 shares ]	754,900
Capital shares issued in reinvestment of dividends [ 485 shares ]	4,943
Capital shares repurchased [ (3,000) shares ]	(29,370)

Total Class R transactions	730,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,301,539

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,348,250
NET ASSETS:
Beginning of period	100,000

End of period (a)	$4,448,250

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$351

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.33

Total from investment operations	0.32

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$10.25

Total return (b)	3.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$997
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%
Before waivers and reimbursements (a)	9.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.10	)%(l)
Before waivers and reimbursements (a)	(8.03	)%(l)
Portfolio turnover rate (z)^	95%

Class C**	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.33

Total from investment operations	0.34

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$10.27

Total return (b)	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%
Before waivers and reimbursements (a)	10.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.15	%(l)
Before waivers and reimbursements (a)	(8.98	)%(l)
Portfolio turnover rate (z)^	95%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.32

Total from investment operations	0.34

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$10.27

Total return (b)	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,416
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%
Before waivers and reimbursements (a)	8.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.16	%(l)
Before waivers and reimbursements (a)	(7.30	)%(l)
Portfolio turnover rate (z)^	95%

Class R	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.34

Total from investment operations	0.30

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$10.23

Total return (b)	2.96%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$777
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.60%
Before waivers and reimbursements (a)	9.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.35	)%(l)
Before waivers and reimbursements (a)	(8.49	)%(l)
Portfolio turnover rate (z)^	95%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GLOBAL EQUITY MANAGERS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	OppenheimerFunds, Inc.

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	(2.90)%
	with Sales Charge (a)	(8.22)
Fund – Class I Shares*		(2.80)
Fund – Class R Shares*		(3.00)
MSCI World (Net) Index		(0.85)
* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Global Equity Managers Fund and the MSCI World (Net) Index from 07/06/15 to 10/31/15. The performance of the MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (2.80)% for the period ended October 31, 2015. The Fund’s benchmark, the MSCI World (Net) Index, returned (0.85)% over the same period.

OppenheimerFunds, Inc.

Fund Overview — OppenheimerFunds, Inc.

During the period July 6, 2015 through October 31, 2015, numerous concerns resulted in market volatility, including the impact of slowing Chinese growth on commodities prices and the global economy, Greece’s debt situation, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes. These factors created risk on/risk off market environments which tended to obscure fundamentals and increase market volatility. While we do not disregard macro events, our main focus tends to be on the microeconomic characteristics of individual companies and their valuations. Regardless of how macro events unfold, we believe companies with strong, durable economic traits, purchased at sensible prices, are likely to have good long-run returns.

Fund Highlights

What helped performance since inception through October 31, 2015:

•

Alphabet, Inc., the new holding company vehicle for what was previously known as Google, rallied in the third quarter of 2015 as the company announced much stronger than expected earnings. It also reorganized the structure of the company in a way which we believe will make it easier for investors to see the value in its core businesses and more easily assess the progress of their developing ones.

•	Maxim Integrated Products, Inc. is an analog circuit maker whose products serve the communications, computing, consumer and industrial markets. The company performed well this reporting period.

•	Inditex is the world’s largest apparel retailer. It reported a 26% increase in net profit over the first half of 2015, helped by strong sales.

What hurt performance since inception through October 31, 2015:

•	Materials are dominated by commodity businesses, few of which have the structural drivers we like. Our exposure there is low and that was a negative relative to benchmark.

•

Celldex Therapeutics, Inc. is a biotech company focused on oncology. The FDA declined to grant accelerated approval for a treatment the company is developing for brain tumors. We did not expect Celldex to receive accelerated FDA approval on the limited data set it had amassed thus far, and we continue to like the prospects for Celldex.

•

SunEdison, Inc. is a position we initiated in August, in a period of sharp decline in its share price. The company is a developer of technologies in the field of solar power. In recent months concerns developed about the durability of their finances.

•	Clinical-stage biotechnology company bluebird bio, Inc. experienced declines this reporting period.

1290 GLOBAL EQUITY MANAGERS FUND (Unaudited)

Templeton Investment Counsel, LLC

Fund Overview — Templeton Investment Counsel, LLC

At the beginning of the period July 6, 2015 through October 31, 2015, risk aversion spiked alongside volatility, resulting in weak performance of economically sensitive stocks, an extended slide for emerging market equities and currencies, and a continuation of the longest commodity decline on record. These trends largely reversed during the final month as investors took advantage of what seemed to be oversold market conditions. Against that backdrop, the Fund maintained a full and diverse array of stocks from sectors and regions around the world which we believe are undervalued. We believe that while stocks are vulnerable to near-term volatility, the asset class globally has the potential for long-term gains. Within equities, value-oriented stocks remain particularly attractive, in our analysis. Value, which has historically outperformed more often than not, is currently lagging growth by the greatest magnitude and duration on record. We feel that quality stocks, which have been bid up by investors seeking a safe haven, are the most expensive relative to value on record, while growth stocks, which have attracted a scarcity premium in a lackluster economic environment, are the most expensive relative to value since the height of the technology, media and telecommunications bubble. After such a pronounced and extended period of underperformance for value stocks, we expect that the eventual normalization of these historical trends could be supportive of value-oriented equities.

Fund Highlights

What helped performance since inception through October 31, 2015:

•

Stock selection in health care and energy contributed to performance relative to the benchmark. Stock selection and an underweighting in materials also benefited results. Stock selection in the information technology sector was particularly strong as U.S. software firm Microsoft Corp., U.S. diversified technology company Alphabet, Inc. (Google’s new parent) and South Korean semiconductor and consumer electronics manufacturer Samsung Electronics Co. were among the Fund’s top contributors.

•	From a regional standpoint, stock selection and an overweighting in the solidly performing eurozone contributed, as did an off-benchmark allocation in South Korea.

What hurt performance since inception through October 31, 2015:

•	Stock selection and an underweighted position in consumer staples detracted from performance relative to the benchmark as risk-averse investors sought safety in the traditionally defensive sector.

•

Stock selection in financials, telecommunications and consumer discretionary also hurt the Fund. Notable laggards from these sectors included U.K. lender Standard Chartered plc, U.S. retailer Macy’s, Inc. and U.K. mobile operator Vodafone Group plc.

•	Stock selection and an underweighting in the U.S., stock selection in the U.K. and an overweighting in China detracted from a regional perspective.

Sector Weightings as of October 31, 2015	Market Value	% of Net Assets
Financials	$6,433,898	22.1%
Information Technology	5,247,862	18.0
Health Care	4,968,720	17.0
Consumer Discretionary	3,849,117	13.2
Industrials	2,755,667	9.4
Energy	1,887,981	6.5
Consumer Staples	1,514,095	5.2
Telecommunication Services	892,275	3.1
Materials	848,004	2.9
Cash and Other	765,192	2.6

		100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 GLOBAL EQUITY MANAGERS FUND (Unaudited)

Please note that while the Fund Commenced Operations on July 6, 2015, the ‘Hypothetical Expenses Paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 5/1/15†	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$971.00	$4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.18	7.09
Class I
Actual	1,000.00	972.00	3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class R
Actual	1,000.00	970.00	5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

†   Commenced operations on July 6, 2015.

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.40%, 1.15% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 117/365 for the actual example (to reflect the actual number of days in the period).

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (0.6%)
Ambev S.A. (ADR)	5,120	$24,935
Embraer S.A. (ADR)	5,582	163,943

		188,878

Canada (0.4%)
Suncor Energy, Inc.	3,800	113,076

Cayman Islands (0.0%)
Theravance Biopharma, Inc.*	840	12,558

China (1.7%)
China Life Insurance Co., Ltd., Class H	21,000	76,001
CRRC Corp., Ltd., Class H*	69,000	88,402
JD.com, Inc. (ADR)*	5,110	141,138
Qihoo 360 Technology Co., Ltd. (ADR)*	1,080	61,657
Sinopharm Group Co., Ltd., Class H	19,600	81,176
Weichai Power Co., Ltd., Class H	44,000	47,005

		495,379

Denmark (0.1%)
FLSmidth & Co. A/S	904	34,228

France (7.0%)
Airbus Group SE	4,870	339,312
BNP Paribas S.A.	4,380	266,158
Cie de Saint-Gobain	3,350	140,649
Cie Generale des Etablissements Michelin	1,440	143,465
Kering	1,010	187,199
LVMH Moet Hennessy Louis Vuitton SE	1,560	290,941
Sanofi S.A.	1,800	181,805
Societe Generale S.A.	2,880	133,995
Technip S.A.	3,920	204,776
Total S.A.	3,100	150,487

		2,038,787

Germany (7.1%)
Allianz SE (Registered)	1,465	256,711
Bayer AG (Registered)	2,748	366,700
Bayerische Motoren Werke (BMW) AG (Preference) (q)	3,200	259,025
Deutsche Bank AG (Registered)	5,180	145,082
Deutsche Lufthansa AG (Registered)*	6,440	95,108
HeidelbergCement AG	1,040	77,516
Linde AG	782	135,653
Merck KGaA	1,110	108,427
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	490	97,797
SAP SE	4,631	366,047
Siemens AG (Registered)	1,620	163,001

		2,071,067

Hong Kong (1.4%)
Cheung Kong Property Holdings Ltd.	7,000	49,222
China Mobile Ltd.	6,500	77,826

CK Hutchison Holdings Ltd.	5,000	$68,704
Haier Electronics Group Co., Ltd.	37,000	71,798
Swire Pacific Ltd., Class A	5,000	58,060
Swire Properties Ltd.	23,000	69,292

		394,902

India (0.7%)
ICICI Bank Ltd. (ADR)	22,550	194,381

Ireland (1.1%)
CRH plc	7,990	218,425
Shire plc	1,340	101,738

		320,163

Israel (0.8%)
Teva Pharmaceutical Industries Ltd. (ADR)	3,898	230,723

Italy (2.0%)
Banca Monte dei Paschi di Siena S.p.A.*	36,680	67,440
Brunello Cucinelli S.p.A.	2,410	43,648
Eni S.p.A.	6,531	106,722
Ferrari N.V.*	260	13,112
Intesa Sanpaolo S.p.A.	25,145	87,597
Prysmian S.p.A.	2,716	58,688
Tod’s S.p.A.	765	64,144
UniCredit S.p.A.	21,348	138,035

		579,386

Japan (9.0%)
Dai-ichi Life Insurance Co., Ltd.	11,700	205,068
FANUC Corp.	600	107,177
KDDI Corp.	8,400	205,075
Keyence Corp.	400	210,757
Konica Minolta, Inc.	9,900	102,634
Kyocera Corp.	3,300	150,492
Murata Manufacturing Co., Ltd.	2,200	316,408
Nidec Corp.	3,000	228,052
Nintendo Co., Ltd.	200	32,286
Nissan Motor Co., Ltd.	24,200	253,993
Nomura Holdings, Inc.	11,800	74,866
SoftBank Group Corp.	1,900	107,022
Sumitomo Mitsui Financial Group, Inc.	4,000	161,100
Suntory Beverage & Food Ltd.	3,800	154,620
Suzuki Motor Corp.	2,300	76,050
Toshiba Corp.*	25,000	71,082
Toyota Motor Corp.	2,800	173,309

		2,629,991

Mexico (0.3%)
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	820	81,254

Netherlands (2.6%)
Akzo Nobel N.V.	2,070	146,706
ING Groep N.V. (CVA)	14,640	213,069
NN Group N.V.	2,340	73,516
QIAGEN N.V.*	3,350	81,265
Royal Dutch Shell plc, Class B	5,160	135,229
SBM Offshore N.V.*	7,690	105,408

		755,193

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Norway (0.4%)
Statoil ASA	3,070	$49,211
Telenor ASA	3,510	66,220

		115,431

Portugal (0.2%)
Galp Energia SGPS S.A.	6,670	72,151

Russia (0.2%)
MMC Norilsk Nickel PJSC (ADR)	4,061	60,509

Singapore (0.7%)
DBS Group Holdings Ltd.	6,200	76,432
Singapore Telecommunications Ltd.	40,500	115,062

		191,494

South Korea (1.8%)
Hana Financial Group, Inc.	2,186	53,305
Hyundai Mobis Co., Ltd.	430	90,522
KB Financial Group, Inc. (ADR)	2,090	65,898
POSCO (ADR)	1,327	53,120
Samsung Electronics Co., Ltd. (GDR) (b)	460	275,310

		538,155

Spain (2.3%)
Banco Bilbao Vizcaya Argentaria S.A.	15,337	132,224
Industria de Diseno Textil S.A.	7,921	297,066
Repsol S.A.	5,994	75,635
Telefonica S.A.	11,692	154,671

		659,596

Sweden (1.9%)
Assa Abloy AB, Class B	11,629	231,395
Getinge AB, Class B	4,750	118,923
Telefonaktiebolaget LM Ericsson, Class B	20,736	202,298

		552,616

Switzerland (5.3%)
ACE Ltd.	1,080	122,623
Credit Suisse Group AG (Registered)*	13,889	346,786
Glencore plc*	46,600	80,818
Nestle S.A. (Registered)	1,966	150,366
Novartis AG (Registered)	1,140	103,626
Roche Holding AG	1,285	348,794
Swiss Reinsurance AG	1,270	118,077
UBS Group AG (Registered)	14,186	283,878

		1,554,968

Taiwan (0.2%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,591	56,898

Thailand (0.3%)
Bangkok Bank PCL (NVDR)	17,300	81,472

United Kingdom (8.8%)
Aviva plc	19,360	145,049
BAE Systems plc	11,720	79,551
Barclays plc	45,820	163,876

BG Group plc	6,300	$99,549
BP plc	33,430	199,134
Circassia Pharmaceuticals plc*	24,240	104,669
Earthport plc*	54,020	32,478
GlaxoSmithKline plc	8,940	193,636
HSBC Holdings plc	18,000	141,666
Kingfisher plc	27,500	149,693
Lloyds Banking Group plc	90,570	102,944
Noble Corp. plc	8,460	113,956
Prudential plc	11,140	260,864
Sky plc	7,810	131,957
Standard Chartered plc	6,070	67,505
Tesco plc*	46,470	131,313
Unilever plc	5,990	267,145
Vodafone Group plc	50,380	166,399

		2,551,384

United States (40.5%)
3M Co.	1,330	209,089
ACADIA Pharmaceuticals, Inc.*	2,590	90,184
Adobe Systems, Inc.*	3,370	298,784
Aetna, Inc.	2,950	338,601
Allergan plc*	910	280,708
Alphabet, Inc., Class A*	610	449,808
Alphabet, Inc., Class C*	420	298,540
Altera Corp.	5,590	293,755
American Express Co.	950	69,597
American International Group, Inc.	1,680	105,941
Amgen, Inc.	1,440	227,779
Anthem, Inc.	1,690	235,164
Applied Materials, Inc.	6,950	116,552
Baker Hughes, Inc.	2,870	151,192
Best Buy Co., Inc.	2,230	78,117
Biogen, Inc.*	490	142,350
BioMarin Pharmaceutical, Inc.*	1,110	129,914
Bluebird Bio, Inc.*	890	68,646
Capital One Financial Corp.	2,040	160,956
Celldex Therapeutics, Inc.*	6,850	82,611
Chesapeake Energy Corp.	4,170	29,732
Chevron Corp.	1,360	123,597
Cigna Corp.	250	33,510
Cisco Systems, Inc.	4,660	134,441
Citigroup, Inc.	9,310	495,013
Clovis Oncology, Inc.*	950	94,915
Colgate-Palmolive Co.	4,530	300,566
Comcast Corp., Class A	3,740	234,535
CVS Health Corp.	2,040	201,511
eBay, Inc.*	5,600	156,240
Eli Lilly & Co.	1,040	84,833
Emerson Electric Co.	2,000	94,460
Facebook, Inc., Class A*	2,520	256,964
FedEx Corp.	430	67,102
FNF Group	3,150	111,132
Foot Locker, Inc.	1,660	112,465
General Motors Co.	2,480	86,577
Gilead Sciences, Inc.	4,180	451,983
Goldman Sachs Group, Inc.	1,180	221,250
Halliburton Co.	4,120	158,126
Hewlett-Packard Co.	2,190	59,042
Humana, Inc.	30	5,359

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

International Game Technology plc	4,300	$69,746
Intuit, Inc.	2,730	265,984
JPMorgan Chase & Co.	3,080	197,890
Knowles Corp.*	5,260	87,632
LyondellBasell Industries N.V., Class A	810	75,257
MacroGenics, Inc.*	2,170	67,422
Macy’s, Inc.	1,330	67,803
Maxim Integrated Products, Inc.	7,500	307,350
McDonald’s Corp.	780	87,555
McGraw Hill Financial, Inc.	3,860	357,590
Medivation, Inc.*	1,160	48,790
Merck & Co., Inc.	1,690	92,375
Microsoft Corp.	6,410	337,422
Morgan Stanley	1,920	63,302
News Corp., Class A	5,130	79,002
Oracle Corp.	2,240	87,002
PayPal Holdings, Inc.*	5,600	201,656
Pfizer, Inc.	4,260	144,073
Rockwell Collins, Inc.	860	74,579
St. Jude Medical, Inc.	1,430	91,248
Stanley Black & Decker, Inc.	900	95,382
SunEdison, Inc.*	12,250	89,425
SunTrust Banks, Inc./Georgia	2,920	121,238
Tiffany & Co.	2,160	178,070
Twenty-First Century Fox, Inc., Class A	3,470	106,494
United Parcel Service, Inc., Class B	2,900	298,758
Vertex Pharmaceuticals, Inc.*	540	67,360
Walgreens Boots Alliance, Inc.	2,390	202,385
Walt Disney Co.	3,180	361,693
Zimmer Biomet Holdings, Inc.	1,500	156,855

		11,822,979

Total Investments (97.4%) (Cost $29,153,539)		28,397,619
Other Assets Less Liabilities (2.6%)		765,192

Net Assets (100%)		$29,162,811

*	Non-income producing.
(b)	Illiquid Security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt

Sector Weightings as of October 31, 2015	Market Value	% of Net Assets
Financials	$6,433,898	22.1%
Information Technology	5,247,862	18.0
Health Care	4,968,720	17.0
Consumer Discretionary	3,849,117	13.2
Industrials	2,755,667	9.4
Energy	1,887,981	6.5
Consumer Staples	1,514,095	5.2
Telecommunication Services	892,275	3.1
Materials	848,004	2.9
Cash and Other	765,192	2.6

		100.0%

Holdings are subject to change without notice.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,616,307	$2,232,810	$—	$3,849,117
Consumer Staples	810,651	703,444	—	1,514,095
Energy	689,679	1,198,302	—	1,887,981
Financials	2,286,811	4,147,087	—	6,433,898
Health Care	3,177,961	1,790,759	—	4,968,720
Industrials	1,003,313	1,752,354	—	2,755,667
Information Technology	3,559,152	1,688,710	—	5,247,862
Materials	188,886	659,118	—	848,004
Telecommunication Services	—	892,275	—	892,275

Total Assets	$13,332,760	$15,064,859	$—	$28,397,619

Total Liabilities	$—	$—	$—	$—

Total	$13,332,760	$15,064,859	$—	$28,397,619

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

Fair Values of Derivative Instruments as of October 31, 2015:

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total

Foreign exchange contracts	$(6,800)	$(6,800)

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $100, for one month during the period ended October 31, 2015.

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$30,164,513
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$917,021

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$894,406
Aggregate gross unrealized depreciation	(1,672,191)

Net unrealized depreciation	$(777,785)

Federal income tax cost of investments	$29,175,404

For the period ended October 31, 2015, the Fund incurred approximately $761 as brokerage commissions with Sanford C. Bernstein & Co., LLC,. an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investments at value (Cost $29,153,539)	$28,397,619
Cash	728,283
Foreign cash (Cost $27,688)	27,642
Dividends, interest and other receivables	35,881
Deferred offering cost	18,558
Receivable from investment adviser	12,510

Total assets	29,220,493

LIABILITIES
Transfer agent fees payable	3,188
Trustees’ fees payable	201
Distribution fees payable – Class R	40
Distribution fees payable – Class A	21
Accrued expenses	54,232

Total liabilities	57,682

NET ASSETS	$29,162,811

Net assets were comprised of:
Paid in capital	$30,001,851
Accumulated undistributed net investment income (loss)	12,390
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(95,351)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(756,079)

Net assets	$29,162,811

Class A
Net asset value and redemption price per share, $102,219 / 10,528 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.71
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share	$10.28

Class I
Net asset value and redemption price per share, $28,963,573 / 2,980,580 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.72

Class R
Net asset value and redemption price per share, $97,019 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.70

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Dividends (net of $5,224 foreign withholding tax)	$129,072
Interest	502

Total income	129,574

EXPENSES
Investment advisory fees	74,532
Professional fees	55,490
Administrative fees	19,235
Custodian fees	10,500
Offering costs	8,720
Printing and mailing expenses	6,769
Transfer agent fees	6,405
Trustees’ fees	833
Registration and filing fees	184
Distribution fees – Class R	155
Distribution fees – Class A	80
Miscellaneous	4,825

Gross expenses	187,728
Less: Waiver from investment adviser	(80,380)

Net expenses	107,348

NET INVESTMENT INCOME (LOSS)	22,226

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(95,351)
Foreign currency transactions	(18,735)

Net realized gain (loss)	(114,086)

Change in unrealized appreciation (depreciation) on:
Investments	(755,920)
Foreign currency translations	(159)

Net change in unrealized appreciation (depreciation)	(756,079)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(870,165)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(847,939)

*	The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

STATEMENT OF CHANGES IN NET ASSETS

July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,226
Net realized gain (loss) on investments and foreign currency transactions	(114,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(756,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(847,939)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 10,528 shares ]	105,000

Total Class A transactions	105,000

Class I
Capital shares sold [ 2,980,580 shares ]	29,805,750

Total Class I transactions	29,805,750

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	30,010,750

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,162,811
NET ASSETS:
Beginning of period	—

End of period (a)	$29,162,811

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$12,390

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

FINANCIAL HIGHLIGHTS

Class A	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.29)

Total from investment operations	(0.29)

Net asset value, end of period	$9.71

Total return (b)	(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$102
Ratio of expenses to average net assets:
After waivers (a)	1.40%
Before waivers (a)	1.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	—	%‡‡(l)
Before waivers (a)	(0.54	)%(l)
Portfolio turnover rate (z)^	3%

Class I	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.29)

Total from investment operations	(0.28)

Net asset value, end of period	$9.72

Total return (b)	(2.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,964
Ratio of expenses to average net assets:
After waivers (a)	1.15%
Before waivers (a)	1.68%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.24	%(l)
Before waivers (a)	(0.28	)%(l)
Portfolio turnover rate (z)^	3%

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.29)

Total from investment operations	(0.30)

Net asset value, end of period	$9.70

Total return (b)	(3.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$97
Ratio of expenses to average net assets:
After waivers (a)	1.65%
Before waivers (a)	2.18%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.26	)%(l)
Before waivers (a)	(0.78	)%(l)
Portfolio turnover rate (z)^	3%
*	Commencement of Operations.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	(2.62)%
	with Sales Charge (a)	(6.99)
Fund – Class C Shares*	without Sales Charge	(2.39)
	with Sales Charge (b)	(3.30)
Fund – Class I Shares *		(2.39)
Fund – Class R Shares *		(2.86)
BofA Merrill Lynch U.S. High Yield Master II Index		(1.94)
* Date of inception 11/12/14. (a) A 4.50% front-end sales charge was deducted. (b) A 1.00% sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 High Yield Bond Fund and BofA Merrill Lynch U.S. High Yield Master II Index from 11/12/14 to 10/31/15. The performance of the BofA Merrill Lynch U.S. High Yield Master II Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch U.S. High Yield Master II Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (2.39)% for the period ended October 31, 2015. The Fund’s benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned (1.94)% over the same period.

Fund Overview — AXA Investment Managers, Inc.

During the period November 12, 2014 through October 31, 2015, the U.S. high yield market posted a negative total return. Returns in the U.S. high yield market were impacted by a number of factors including sharp declines in commodity prices, investor concerns regarding global economic growth and speculation regarding a potential shift in the U.S. Federal Reserve policy. During this time period, within U.S. high yield, more highly rated bonds outperformed lower rated bonds. On a sector basis, during this time period, the energy sector underperformed significantly, while the consumer goods sector was the best-performing. Outflows from high yield funds have fallen dramatically versus this time period last year, as have new issues. While there has been an increase in the number of defaults, the dollar value is less than half of what it was for the same period last year.

Fund Highlights

What helped performance since inception through October 31, 2015:

•	The Fund’s relative outperformance was driven by positive security selection, particularly within the highest-yielding and shortest duration segments of the market.

•

The Fund’s relative performance benefitted from an overweight within the defensive shortest duration segment of the market, which outperformed. Fund performance also benefitted from participation in multiple new issues which performed well.

•	From a sector perspective, the Fund’s outperformance was driven by positive security selection, particularly within the basic industry and energy sectors.

•	Relative performance benefitted from an overweight position within the technology and electronics sector, which outperformed the broader market during the period.

•	Sitel Worldwide bonds were a top contributor to return during the period due to the company being acquired, resulting in Sitel’s bonds being called at a premium to par during the period.

•

BI-LO LLC is a regional supermarket company with a geographic focus in the southeastern United States. BI-LO bonds were a top contributor to return during the period as investors gained confidence in the company’s new management team and the company posted multiple quarters of improved results.

•

Pacnet is a global fiber network data company with a focus on Asian Pacific markets. Pacnet bonds were a top contributor to return during the period due to the company being acquired by Telstra Corp., Ltd., an investment grade-rated, Australian-based telecommunications company.

What hurt performance since inception through October 31, 2015:

•	The Fund’s macro positioning throughout the risk spectrum of the high yield market was detrimental to performance. Specifically, the Fund’s

1290 HIGH YIELD BOND FUND (Unaudited)

overweight to the highest-yielding portion of the market had a negative impact on relative performance as this segment of the market underperformed the broader market during the period. In addition, the Fund’s underweighted position within the better quality, more interest-rate sensitive portion of the market had a negative impact on relative performance as this segment outperformed.

•	Negative security selection within the financial services and telecommunications sectors detracted during the period.

•	The Fund’s underweight exposure to the banking sector detracted from relative performance as this sector outperformed.

•

Penn Virginia Corporation is an exploration and production company focused on the Eagle Ford region. Penn Virginia bonds were a bottom contributor to return during the period due to weakness in commodity prices as well as investors focusing on the potential risk of additional secured debt being added to the capital structure in the future.

•

Intelsat Jackson Holdings S.A. is a leading provider of satellite services. Intelsat bonds were a bottom contributor to return during the period due to the company reporting earnings and guidance which were below market expectations.

•

ACE Cash Express, Inc. is a consumer-focused, specialty finance company. Ace Cash bonds were a bottom contributor to return during the period due to continued regulatory uncertainty within the specialty finance sector.

Fund Characteristics As of October 31, 2015
Weighted Average Life (Years)	5.72
Weighted Average Coupon (%)	7.39
Weighted Average Modified Duration (Years)*	3.53
30 Day SEC Yield (Class I)	7.38%
30 Day Unsubsidized Yield (Class I)	6.09%
* Modified duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

Fund Composition as of October 31, 2015	% of Net Assets
Industrials	15.4%
Consumer Discretionary	13.8
Energy	12.4
Financials	11.2
Telecommunication Services	10.1
Information Technology	9.1
Materials	7.8
Health Care	6.4
Consumer Staples	5.8
Investment Company	3.7
Utilities	2.1
Cash and Other	2.2

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$963.17	$5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class C**
Actual	1,000.00	964.40	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class I
Actual	1,000.00	964.40	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class R
Actual	1,000.00	961.95	6.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.05%, 0.80%, 0.80% and 1.30%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (94.1%)
Consumer Discretionary (13.8%)
Auto Components (0.5%)
ZF North America Capital, Inc.
4.500%, 4/29/22§	$150,000	$151,035

Distributors (0.4%)
American Tire Distributors, Inc.
10.250%, 3/1/22§	110,000	111,100

Diversified Consumer Services (0.4%)
ServiceMaster Co. LLC
7.450%, 8/15/27	100,000	102,000

Hotels, Restaurants & Leisure (3.9%)
Eldorado Resorts, Inc.
7.000%, 8/1/23§	87,000	88,305
LTF Merger Sub, Inc.
8.500%, 6/15/23§	107,000	107,000
MGM Resorts International
11.375%, 3/1/18	245,000	287,875
Pinnacle Entertainment, Inc.
6.375%, 8/1/21	87,000	92,872
Royal Caribbean Cruises Ltd.
5.250%, 11/15/22	90,000	95,175
7.500%, 10/15/27	80,000	93,200
Viking Cruises Ltd.
8.500%, 10/15/22§	225,000	245,250
6.250%, 5/15/25§	66,000	64,845

		1,074,522

Household Durables (1.0%)
American Greetings Corp.
7.375%, 12/1/21	40,000	42,050
Century Intermediate Holding Co. 2
9.750%, 2/15/19 PIK§	90,000	93,037
Mattamy Group Corp.
6.500%, 11/15/20§	95,000	93,756
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
5.625%, 3/1/24§	65,000	64,025

		292,868

Media (6.6%)
Acosta, Inc.
7.750%, 10/1/22§	120,000	116,100
Altice Luxembourg S.A.
7.750%, 5/15/22§	200,000	192,500
Cablevision Systems Corp.
7.750%, 4/15/18	85,000	89,250
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21§	125,000	120,250
CSC Holdings LLC
5.250%, 6/1/24	104,000	91,468
DISH DBS Corp.
5.875%, 11/15/24	120,000	114,780
Gray Television, Inc.
7.500%, 10/1/20	85,000	88,825
Igloo Holdings Corp.
8.250%, 12/15/17 PIK§	300,000	301,500
Interactive Data Corp.
5.875%, 4/15/19§	90,000	90,562
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.750%, 4/1/21	95,000	104,025

MHGE Parent LLC/MHGE Parent Finance, Inc.
8.500%, 8/1/19§	$281,000	$285,918
Nexstar Broadcasting, Inc.
6.875%, 11/15/20	95,000	98,211
6.125%, 2/15/22§	21,000	20,685
Sirius XM Radio, Inc.
5.375%, 4/15/25§	115,000	117,737

		1,831,811

Multiline Retail (0.3%)
99 Cents Only Stores LLC
11.000%, 12/15/19	140,000	72,800

Specialty Retail (0.7%)
Hot Topic, Inc.
9.250%, 6/15/21§	83,000	80,095
L Brands, Inc.
6.875%, 11/1/35 (b)§	122,000	126,423

		206,518

Total Consumer Discretionary		3,842,654

Consumer Staples (5.8%)
Beverages (0.9%)
Constellation Brands, Inc.
4.750%, 11/15/24	90,000	93,600
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.500%, 8/15/19§	162,000	169,290

		262,890

Food & Staples Retailing (3.1%)
BI-LO LLC/BI-LO Finance Corp.
8.625%, 9/15/18 PIK§	201,000	183,413
CVS Health Corp.
5.000%, 12/1/24 (b)§	90,000	99,967
Petco Holdings, Inc.
8.500%, 10/15/17 PIK§	240,000	242,700
Rite Aid Corp.
9.250%, 3/15/20	100,000	107,380
6.125%, 4/1/23§	100,000	108,125
U.S. Foods, Inc.
8.500%, 6/30/19	115,000	119,462

		861,047

Food Products (1.6%)
JBS USA LLC/JBS USA Finance, Inc.
8.250%, 2/1/20§	140,000	146,475
5.750%, 6/15/25§	154,000	149,188
Post Holdings, Inc.
7.750%, 3/15/24§	94,000	100,580
8.000%, 7/15/25§	36,000	39,060

		435,303

Household Products (0.2%)
Sun Products Corp.
7.750%, 3/15/21§	68,000	63,498

Total Consumer Staples		1,622,738

Energy (12.4%)
Oil, Gas & Consumable Fuels (12.4%)
American Energy — Woodford LLC/AEW Finance Corp.
12.000%, 12/30/20 PIK§	63,000	23,940

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

Antero Resources Corp.
5.625%, 6/1/23§	$132,000	$121,440
Artsonig Pty Ltd.
11.500%, 4/1/19 PIK (b)§	134,832	10,112
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%, 11/15/22§	136,000	127,133
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.625%, 1/15/22	130,000	125,775
7.750%, 4/15/23§	107,000	99,510
Carrizo Oil & Gas, Inc.
6.250%, 4/15/23	85,000	80,537
Chaparral Energy, Inc.
9.875%, 10/1/20	115,000	41,400
Concho Resources, Inc.
7.000%, 1/15/21	120,000	124,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.125%, 3/1/22	115,000	99,187
6.250%, 4/1/23§	109,000	92,923
Diamondback Energy, Inc.
7.625%, 10/1/21	53,000	56,445
Eclipse Resources Corp.
8.875%, 7/15/23§	110,000	86,075
Endeavor Energy Resources LP/EER Finance, Inc.
8.125%, 9/15/23§	34,000	33,660
EP Energy LLC/Everest Acquisition Finance, Inc.
9.375%, 5/1/20	31,000	27,047
6.375%, 6/15/23	155,000	117,025
Genesis Energy LP/Genesis Energy Finance Corp.
5.750%, 2/15/21	180,000	168,300
6.750%, 8/1/22	40,000	38,950
6.000%, 5/15/23	69,000	62,790
5.625%, 6/15/24	125,000	110,475
Linn Energy LLC/Linn Energy Finance Corp.
7.750%, 2/1/21	81,000	18,225
Oasis Petroleum, Inc.
6.875%, 3/15/22	115,000	98,325
ONEOK, Inc.
7.500%, 9/1/23	120,000	118,800
Parsley Energy LLC/Parsley Finance Corp.
7.500%, 2/15/22 (b)§	35,000	35,131
PBF Logistics LP/PBF Logistics Finance Corp.
6.875%, 5/15/23§	139,000	128,575
Rice Energy, Inc.
7.250%, 5/1/23§	65,000	60,775
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.625%, 7/15/22	120,000	103,200
5.625%, 11/15/23§	94,000	80,370
RSP Permian, Inc.
6.625%, 10/1/22§	31,000	30,613
Sanchez Energy Corp.
7.750%, 6/15/21	90,000	71,550
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.500%, 7/1/21	95,000	92,150
5.500%, 8/15/22	120,000	107,100
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875%, 2/1/21	155,000	156,163
6.750%, 3/15/24§	90,000	88,425
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.250%, 10/15/22§	58,000	60,465

Ultra Petroleum Corp.
5.750%, 12/15/18§	$64,000	$43,040
6.125%, 10/1/24§	150,000	81,000
Western Refining Logistics LP/WNRL Finance Corp.
7.500%, 2/15/23	171,000	173,565
Whiting Canadian Holding Co. ULC
8.125%, 12/1/19	170,000	172,550
Whiting Petroleum Corp.
5.750%, 3/15/21	90,000	83,817

Total Energy		3,450,763

Financials (11.2%)
Banks (0.3%)
Creditcorp.
12.000%, 7/15/18§	113,000	83,196

Consumer Finance (2.0%)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.500%, 5/15/21	170,000	173,825
4.625%, 7/1/22	150,000	153,195
Ally Financial, Inc.
4.625%, 5/19/22	92,000	95,680
Speedy Cash Intermediate Holdings Corp.
10.750%, 5/15/18§	26,000	18,525
TMX Finance LLC/TitleMax Finance Corp.
8.500%, 9/15/18§	163,000	127,955

		569,180

Diversified Financial Services (5.6%)
ACE Cash Express, Inc.
11.000%, 2/1/19§	375,000	123,750
Alphabet Holding Co., Inc.
7.750%, 11/1/17 PIK	175,000	172,812
DFC Finance Corp.
10.500%, 6/15/20§	274,000	188,375
James Hardie International Finance Ltd.
5.875%, 2/15/23§	200,000	207,500
MSCI, Inc.
5.750%, 8/15/25§	100,000	105,500
Nielsen Finance LLC/Nielsen Finance Co.
5.000%, 4/15/22§	129,000	130,458
Opal Acquisition, Inc.
8.875%, 12/15/21§	155,000	141,825
Prospect Holding Co. LLC/Prospect Holding Finance Co.
10.250%, 10/1/18§	155,000	75,950
Speedy Group Holdings Corp.
12.000%, 11/15/17§	230,000	165,600
Stearns Holdings LLC
9.375%, 8/15/20§	261,000	262,958

		1,574,728

Insurance (1.9%)
American Equity Investment Life Holding Co.
6.625%, 7/15/21	140,000	146,348
Hub Holdings LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19 PIK§	143,000	139,068
HUB International Ltd.
7.875%, 10/1/21§	231,000	230,422

		515,838

Real Estate Investment Trusts (REITs) (0.4%)
Equinix, Inc.
5.750%, 1/1/25	100,000	104,500

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

Real Estate Management & Development (1.0%)
Crescent Resources LLC/Crescent Ventures, Inc.
10.250%, 8/15/17§	$70,000	$71,050
Greystar Real Estate Partners LLC
8.250%, 12/1/22§	100,000	105,000
Howard Hughes Corp.
6.875%, 10/1/21§	94,000	97,760

		273,810

Total Financials		3,121,252

Health Care (6.4%)
Health Care Equipment & Supplies (1.2%)
Greatbatch Ltd.
9.125%, 11/1/23 (b)§	90,000	92,250
Hill-Rom Holdings, Inc.
5.750%, 9/1/23§	47,000	47,999
Immucor, Inc.
11.125%, 8/15/19	185,000	189,625

		329,874

Health Care Providers & Services (1.3%)
Acadia Healthcare Co., Inc.
5.625%, 2/15/23§	64,000	64,160
CHS/Community Health Systems, Inc.
6.875%, 2/1/22	85,000	85,637
HCA, Inc.
7.690%, 6/15/25	41,000	45,305
IASIS Healthcare LLC/IASIS Capital Corp.
8.375%, 5/15/19	80,000	81,800
Tenet Healthcare Corp.
8.000%, 8/1/20	12,000	12,420
8.125%, 4/1/22	80,000	84,560

		373,882

Life Sciences Tools & Services (0.2%)
Sterigenics-Nordion Holdings LLC
6.500%, 5/15/23§	42,000	42,394

Pharmaceuticals (3.7%)
Capsugel S.A.
7.000%, 5/15/19 PIK§	295,000	297,212
Concordia Healthcare Corp.
9.500%, 10/21/22 (b)§	25,000	24,500
7.000%, 4/15/23§	120,000	104,700
DBx Holdings B.V.
7.500%, 2/1/22§	86,000	87,720
JLL/Delta Dutch Pledgeco B.V.
8.750%, 5/1/20 PIK§	186,000	187,395
Valeant Pharmaceuticals International, Inc.
7.000%, 10/1/20§	30,000	27,825
7.500%, 7/15/21§	140,000	128,100
6.125%, 4/15/25§	205,000	172,979

		1,030,431

Total Health Care		1,776,581

Industrials (15.4%)
Aerospace & Defense (2.2%)
Bombardier, Inc.
6.125%, 1/15/23§	80,000	62,000
7.500%, 3/15/25§	157,000	122,460
DynCorp International, Inc.
10.375%, 7/1/17	315,000	248,850

TransDigm, Inc.
7.500%, 7/15/21	$100,000	$105,250
6.500%, 7/15/24	85,000	86,487

		625,047

Air Freight & Logistics (0.6%)
DH Services Luxembourg Sarl
7.750%, 12/15/20§	153,000	157,590

Building Products (1.2%)
Building Materials Corp. of America
6.000%, 10/15/25§	140,000	149,100
Nortek, Inc.
8.500%, 4/15/21	180,000	190,800

		339,900

Commercial Services & Supplies (1.4%)
Covanta Holding Corp.
5.875%, 3/1/24	80,000	79,200
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.375%, 8/1/23§	84,000	84,000
Multi-Color Corp.
6.125%, 12/1/22§	69,000	70,811
Mustang Merger Corp.
8.500%, 8/15/21§	150,000	157,313

		391,324

Construction & Engineering (1.5%)
Michael Baker Holdings LLC/Micahel Baker Finance Corp.
8.875%, 4/15/19 PIK§	94,331	76,880
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.250%, 10/15/18§	180,000	169,200
Tutor Perini Corp.
7.625%, 11/1/18	175,000	178,500

		424,580

Electrical Equipment (1.1%)
Global Brass & Copper, Inc.
9.500%, 6/1/19	195,000	209,625
International Wire Group Holdings, Inc.
8.500%, 10/15/17§	100,000	103,000

		312,625

Machinery (2.2%)
Case New Holland Industrial, Inc.
7.875%, 12/1/17	80,000	86,600
Park-Ohio Industries, Inc.
8.125%, 4/1/21	165,000	172,837
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.875%, 8/1/20§	185,000	196,100
Waterjet Holdings, Inc.
7.625%, 2/1/20§	145,000	146,813

		602,350

Road & Rail (1.7%)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp.
10.000%, 2/15/18 PIK§	138,000	138,690
OPE KAG Finance Sub, Inc.
7.875%, 7/31/23§	132,000	137,280
Watco Cos. LLC/Watco Finance Corp.
6.375%, 4/1/23§	190,000	190,000

		465,970

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

Trading Companies & Distributors (2.6%)
Beacon Roofing Supply, Inc.
6.375%, 10/1/23§	$39,000	$41,048
HD Supply, Inc.
7.500%, 7/15/20	100,000	106,250
11.500%, 7/15/20	165,000	186,450
International Lease Finance Corp.
8.625%, 1/15/22	170,000	208,454
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co.
6.875%, 2/15/19§	155,000	135,431
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
8.625%, 6/1/21§	40,000	38,075

		715,708

Transportation Infrastructure (0.9%)
Aguila 3 S.A.
7.875%, 1/31/18§	245,000	248,522

Total Industrials		4,283,616

Information Technology (9.1%)
Communications Equipment (0.9%)
Aegis Merger Sub, Inc.
10.250%, 2/15/23§	116,000	118,320
CommScope Technologies Finance LLC
6.000%, 6/15/25§	133,000	134,995

		253,315

Electronic Equipment, Instruments & Components (1.0%)
Brightstar Corp.
7.250%, 8/1/18§	100,000	104,000
CPI International, Inc.
8.750%, 2/15/18	165,000	165,825

		269,825

Internet Software & Services (0.3%)
j2 Global, Inc.
8.000%, 8/1/20	85,000	90,525

IT Services (1.3%)
Alliance Data Systems Corp.
5.375%, 8/1/22§	146,000	148,008
SRA International, Inc.
11.000%, 10/1/19	198,000	208,890

		356,898

Semiconductors & Semiconductor Equipment (0.5%)
Advanced Micro Devices, Inc.
6.750%, 3/1/19	190,000	146,300

Software (4.8%)
Audatex North America, Inc.
6.000%, 6/15/21§	110,000	110,000
6.125%, 11/1/23§	177,000	178,327
BCP Singapore VI Cayman Financing Co., Ltd.
8.000%, 4/15/21§	155,000	135,625
BMC Software Finance, Inc.
8.125%, 7/15/21§	125,000	96,875
BMC Software, Inc.
7.250%, 6/1/18	35,000	30,800
Boxer Parent Co., Inc.
9.000%, 10/15/19 PIK§	325,000	234,000
Ensemble S Merger Sub, Inc.
9.000%, 9/30/23§	191,000	190,761

Infor Software Parent LLC/Infor Software Parent, Inc.
7.125%, 5/1/21 PIK§	$93,000	$80,501
Infor U.S., Inc.
5.750%, 8/15/20 (b)§	45,000	45,900
6.500%, 5/15/22§	125,000	118,438
Italics Merger Sub, Inc.
7.125%, 7/15/23§	118,000	117,056

		1,338,283

Technology Hardware, Storage & Peripherals (0.3%)
NCR Corp.
6.375%, 12/15/23	85,000	86,700

Total Information Technology		2,541,846

Materials (7.8%)
Chemicals (2.1%)
Eco Services Operations LLC/Eco Finance Corp.
8.500%, 11/1/22§	117,000	104,130
Nexeo Solutions LLC/Nexeo Solutions Finance Corp.
8.375%, 3/1/18	156,000	142,740
Rayonier AM Products, Inc.
5.500%, 6/1/24§	252,000	195,930
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.
6.500%, 4/15/21§	145,000	145,000

		587,800

Commercial Services & Supplies (0.6%)
Nufarm Australia Ltd.
6.375%, 10/15/19§	165,000	164,175

Construction Materials (0.5%)
Summit Materials LLC/Summit Materials Finance Corp.
10.500%, 1/31/20	50,000	53,000
6.125%, 7/15/23	94,000	93,765

		146,765

Containers & Packaging (1.8%)
Berry Plastics Corp.
6.000%, 10/15/22 (b)§	49,000	51,328
5.125%, 7/15/23	36,000	35,550
BWAY Holding Co.
9.125%, 8/15/21§	280,000	272,300
Coveris Holding Corp.
10.000%, 6/1/18§	150,000	148,500

		507,678

Metals & Mining (2.8%)
ArcelorMittal S.A.
7.000%, 2/25/22	140,000	133,084
7.750%, 10/15/39	170,000	145,350
Barminco Finance Pty Ltd.
9.000%, 6/1/18§	125,000	97,500
HudBay Minerals, Inc.
9.500%, 10/1/20	145,000	126,150
Prince Mineral Holding Corp.
11.500%, 12/15/19§	160,000	134,000
WireCo WorldGroup, Inc.
9.500%, 5/15/17	160,000	145,600

		781,684

Total Materials		2,188,102

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

Telecommunication Services (10.1%)
Diversified Telecommunication Services (5.7%)
CCO Holdings LLC/CCO Holdings Capital Corp.
5.875%, 5/1/27§	$235,000	$235,141
Columbus International, Inc.
7.375%, 3/30/21§	200,000	208,000
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	160,000	146,000
Intelsat Luxembourg S.A.
8.125%, 6/1/23	304,000	180,880
Level 3 Financing, Inc.
5.625%, 2/1/23	85,000	87,550
5.375%, 1/15/24 (b)§	90,000	90,563
Sprint Capital Corp.
8.750%, 3/15/32	256,000	230,400
Telesat Canada/Telesat LLC
6.000%, 5/15/17§	255,000	258,825
Windstream Services LLC
7.750%, 10/15/20	67,000	60,387
6.375%, 8/1/23	110,000	87,175

		1,584,921

Wireless Telecommunication Services (4.4%)
Altice Financing S.A.
6.625%, 2/15/23§	200,000	200,500
Digicel Group Ltd.
8.250%, 9/30/20§	215,000	190,275
Digicel Ltd.
6.750%, 3/1/23§	200,000	183,018
Sprint Corp.
7.875%, 9/15/23	300,000	277,500
7.125%, 6/15/24	160,000	140,496
Syniverse Holdings, Inc.
9.125%, 1/15/19	65,000	54,600
T-Mobile USA, Inc.
6.500%, 1/15/24	85,000	85,212
6.375%, 3/1/25	105,000	105,000

		1,236,601

Total Telecommunication Services		2,821,522

Utilities (2.1%)
Independent Power and Renewable Electricity Producers (2.1%)
AES Corp.
8.000%, 10/15/17	100,000	107,000
5.500%, 4/15/25	100,000	92,500
Dynegy, Inc.
7.625%, 11/1/24	180,000	180,450
Talen Energy Supply LLC
4.600%, 12/15/21	160,000	137,300
6.500%, 6/1/25§	94,000	83,190

Total Utilities		600,440

Total Corporate Bonds		26,249,514

Total Long-Term Debt Securities (94.1%) (Cost $28,332,993)		26,249,514

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (3.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,024,167	$1,024,167

Total Short-Term Investment (3.7%) (Cost $1,024,167)		1,024,167

Total Investments (97.8%) (Cost $29,357,160)		27,273,681
Other Assets Less Liabilities (2.2%)		615,354

Net Assets (100%)		$27,889,035

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2015, the market value of these securities amounted to $15,527,226 or 55.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

PIK	— Payment-in Kind Security

Country Diversification As a Percentage of Total Net Assets
Australia	1.0%
Barbados	0.7
Bermuda	2.4
Canada	5.0
Cayman Islands	0.5
Ireland	1.9
Liberia	0.7
Luxembourg	6.1
Netherlands	1.0
United States	78.5
Cash and Other	2.2

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$3,842,654	$—	$3,842,654
Consumer Staples	—	1,622,738	—	1,622,738
Energy	—	3,450,763	—	3,450,763
Financials	—	3,121,252	—	3,121,252
Health Care	—	1,776,581	—	1,776,581
Industrials	—	4,283,616	—	4,283,616
Information Technology	—	2,541,846	—	2,541,846
Materials	—	2,188,102	—	2,188,102
Telecommunication Services	—	2,821,522	—	2,821,522
Utilities	—	600,440	—	600,440
Short-Term Investments	1,024,167	—	—	1,024,167

Total Assets	$1,024,167	$26,249,514	$—	$27,273,681

Total Liabilities	$—	$—	$—	$—

Total	$1,024,167	$26,249,514	$—	$27,273,681

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

The Fund held no derivatives contracts during the period ended October 31, 2015.

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$44,713,582
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,835,231

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$185,402
Aggregate gross unrealized depreciation	(2,273,974)

Net unrealized depreciation	$(2,088,572)

Federal income tax cost of investments	$29,362,253

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investments at value (Cost $29,357,160)	$27,273,681
Cash	526,000
Dividends, interest and other receivables	530,508
Receivable for securities sold	176,840
Receivable from investment adviser	11,991
Deferred offering cost	4,517
Receivable for Fund shares sold	441
Other assets	158

Total assets	28,524,136

LIABILITIES
Payable for securities purchased	386,134
Dividends and distributions payable	160,978
Transfer agent fees payable	4,568
Distribution fees payable – Class R	3,528
Distribution fees payable – Class A	1,771
Trustees’ fees payable	198
Payable for Fund shares redeemed	95
Accrued expenses	77,829

Total liabilities	635,101

NET ASSETS	$27,889,035

Net assets were comprised of:
Paid in capital	$30,391,915
Accumulated undistributed net investment income (loss)	78,035
Accumulated undistributed net realized gain (loss) on investments	(497,436)
Net unrealized appreciation (depreciation) on investments	(2,083,479)

Net assets	$27,889,035

Class A
Net asset value and redemption price per share, $8,371,680 / 915,135 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.15
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share	$9.58

Class C**
Net asset value per share, $2,782,714 / 304,192 shares outstanding (unlimited amount authorized: $0.001 par value) (a)	$9.15

Class I
Net asset value and redemption price per share, $8,395,483 / 917,753 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.15

Class R
Net asset value and redemption price per share, $8,339,158 / 911,583 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.15

**	Class C shares currently are not offered for sale.
(a)	Redemption price for Class C shares varies based on length of time the shares are held.

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Interest	$2,104,149
Dividends	370

Total income	2,104,519

EXPENSES
Investment advisory fees	169,756
Professional fees	167,753
Offering costs	132,809
Administrative fees	61,342
Distribution fees – Class R	42,361
Distribution fees – Class C	28,272
Printing and mailing expenses	22,415
Distribution fees – Class A	21,221
Transfer agent fees	16,615
Trustees’ fees	15,065
Custodian fees	8,000
Registration and filing fees	4,098
Miscellaneous	27,171

Gross expenses	716,878
Less: Waiver from investment adviser	(231,098)
Waiver from distributor	(28,272)
Reimbursement from investment adviser	(167,659)

Net expenses	289,849

NET INVESTMENT INCOME (LOSS)	1,814,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(497,436)
Net change in unrealized appreciation (depreciation) on investments	(2,083,479)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,580,915)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(766,245)

*	The Fund commenced operations on November 12, 2014.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,814,670
Net realized gain (loss) on investments	(497,436)
Net change in unrealized appreciation (depreciation) on investments	(2,083,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(766,245)

DIVIDENDS :
Dividends from net investment income
Class A	(543,877)
Class C	(188,219)
Class I	(566,312)
Class R	(521,731)

TOTAL DIVIDENDS :	(1,820,139)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 903,006 shares ]	9,028,852
Capital shares issued in reinvestment of dividends [ 12,168 shares ]	117,753
Capital shares repurchased [ (3,039) shares ]	(28,864)

Total Class A transactions	9,117,741

Class C**
Capital shares sold [ 300,000 shares ]	3,000,000
Capital shares issued in reinvestment of dividends [ 4,194 shares ]	40,595
Capital shares repurchased [ (1,002) shares ]	(9,518)

Total Class C transactions	3,031,077

Class I
Capital shares sold [ 905,016 shares ]	9,048,244
Capital shares issued in reinvestment of dividends [ 12,757 shares ]	123,438
Capital shares repurchased [ (3,020) shares ]	(28,690)

Total Class I transactions	9,142,992

Class R
Capital shares sold [ 899,999 shares ]	9,000,000
Capital shares issued in reinvestment of dividends [ 11,589 shares ]	112,157
Capital shares repurchased [ (3,005) shares ]	(28,548)

Total Class R transactions	9,083,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	30,375,419

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,789,035
NET ASSETS:
Beginning of period	100,000

End of period (a)	$27,889,035

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$78,035

* The Fund commenced operations on November 12, 2014. ** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Class A	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.59
Net realized and unrealized gain (loss) on investments	(0.84)

Total from investment operations	(0.25)

Less distributions:
Dividends from net investment income	(0.60)

Net asset value, end of period	$9.15

Total return (b)	(2.62)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,372
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%
Before waivers and reimbursements (a)	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.39	%(l)
Before waivers and reimbursements (a)	4.99	%(l)
Portfolio turnover rate (z)^	57%

Class C**	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.62
Net realized and unrealized gain (loss) on investments	(0.85)

Total from investment operations	(0.23)

Less distributions:
Dividends from net investment income	(0.62)

Net asset value, end of period	$9.15

Total return (b)	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,783
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%
Before waivers and reimbursements (a)	3.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.64	%(l)
Before waivers and reimbursements (a)	4.24	%(l)
Portfolio turnover rate (z)^	57%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.62
Net realized and unrealized gain (loss) on investments	(0.85)

Total from investment operations	(0.23)

Less distributions:
Dividends from net investment income	(0.62)

Net asset value, end of period	$9.15

Total return (b)	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,395
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%
Before waivers and reimbursements (a)	2.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.64	%(l)
Before waivers and reimbursements (a)	5.24	%(l)
Portfolio turnover rate (z)^	57%

Class R	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.57
Net realized and unrealized gain (loss) on investments	(0.85)

Total from investment operations	(0.28)

Less distributions:
Dividends from net investment income	(0.57)

Net asset value, end of period	$9.15

Total return (b)	(2.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	2.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.14	%(l)
Before waivers and reimbursements (a)	4.74	%(l)
Portfolio turnover rate (z)^	57%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	(3.00)%
	with Sales Charge (a)	(8.32)
Fund – Class I Shares*		(2.90)
Fund – Class R Shares*		(3.10)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.01
* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Multi-Alternative Strategies Fund and BofA Merrill Lynch 3-month U.S. Treasury Bill Index from 07/06/15 to 10/31/15. The performance of BoFA Merrill Lynch 3-month U.S. Treasury Bill Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of BoFA Merrill Lynch 3-month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (2.90)% for the period ended October 31, 2015. The Fund’s benchmark, the BofA Merrill Lynch
3-Month U.S. Treasury Bill Index, returned 0.01% over the same period.

Fund Overview

During the period July 6, 2015 through October 31, 2015, as the global stock and bond markets reacted to negative news from China and other parts of the developing world, nontraditional asset classes underperformed the broad equity market, which was up modestly. As is typical, alternative and nontraditional strategies and asset classes had a low correlation to traditional stock and bond markets. Additionally, bonds rose roughly in line with stocks, but commodities and metals dropped severely. Although equity gains were minimal, there was a lot of volatility in trading. Alternative strategies were measurably less volatile than the equity market during the period.

Fund Highlights

What helped performance since inception through October 31, 2015:

•	The Fund’s real estate holdings added to performance, specifically Vanguard REIT ETF, which benefitted from the moderate U.S. economic outlook, as well as continued low interest rates.

•	The Fund’s convertible security holdings, while modestly negative for the period, provided a cushion against losses.

What hurt performance since inception through October 31, 2015:

•	The Fund’s holdings in commodity ETFs, including Poweshares DB Commodity Index Tracking Fund, fell on concern over the global economic outlook and the rising dollar.

•	Base metals also sagged, as the global growth outlook softened. PowerShares DB Base Metals Fund fell significantly during the period.

Top 10 Holdings (as a percentage of Total Investment Companies)
As of October 31, 2015
PowerShares DB G10 Currency Harvest Fund	9.3%
ProShares Hedge Replication ETF	9.2
iShares® TIPS Bond ETF	9.1
SPDR® Barclays Convertible Securities ETF	9.1
PowerShares Multi-Strategy Alternative Portfolio	9.1
WisdomTree Managed Futures Strategy Fund	9.1
IQ Merger Arbitrage ETF	9.0
ProShares RAFI Long/Short	8.9
PowerShares DB Gold Fund	7.2
Vanguard REIT ETF	4.8
Holdings are subject to change without notice.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund Commenced Operations on July 6, 2015, the ‘Hypothetical Expenses Paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 5/1/15†	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$970.00	$3.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.34	4.91
Class I
Actual	1,000.00	971.00	2.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.65
Class R
Actual	1,000.00	969.00	3.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.09	6.17

†  Commenced operations on July 6, 2015.

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 0.96%, 0.72% and 1.21%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 117/365 for the actual example (to reflect the actual number of days in the period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(99.2%)
IQ Merger Arbitrage ETF*	31,620	$871,763
iShares® Commodities Select Strategy ETF	9,010	296,519
iShares® MSCI Global Agriculture Producers ETF	6,380	147,946
iShares® TIPS Bond ETF	8,020	889,899
PowerShares DB Base Metals Fund*	9,450	117,463
PowerShares DB Commodity Index Tracking Fund*	27,930	424,536
PowerShares DB G10 Currency Harvest Fund*	38,920	900,220
PowerShares DB Gold Fund*	18,780	702,372
PowerShares DB Silver Fund*	1,800	44,506
PowerShares Multi-Strategy Alternative Portfolio*‡	39,070	882,982

ProShares Hedge Replication ETF*	21,080	$896,532
ProShares RAFI Long/Short	22,260	865,384
SPDR® Barclays Convertible Securities ETF	19,100	889,296
Vanguard Global ex-U.S. Real Estate ETF	8,270	442,859
Vanguard REIT ETF	5,880	469,753
WisdomTree Managed Futures Strategy Fund*	21,360	882,382

Total Investments (99.2%) (Cost $10,015,667)		9,724,412
Other Assets Less Liabilities (0.8%)		74,569

Net Assets (100%)		$9,798,981

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the period ended October 31, 2015, were as follows:

Securities	Value July 6, 2015	Purchases at Cost	Sales at Cost	Value October 31, 2015	Dividend Income	Realized Gain (Loss)†
PowerShares Multi-Strategy Alternative Portfolio	$—	$905,322	$—	$882,982	$—	$—

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Funds.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$9,724,412	$—	$—	$9,724,412

Total Assets	$9,724,412	$—	$—	$9,724,412

Total Liabilities	$—	$—	$—	$—

Total	$9,724,412	$—	$—	$9,724,412

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The Fund held no derivatives contracts during the period ended October 31, 2015.

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Investment Companies	$10,015,667
Net Proceeds of Sales and Redemptions:
Investment Companies	$—

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,117
Aggregate gross unrealized depreciation	(310,372)

Net unrealized depreciation	$(291,255)

Federal income tax cost of investments	$10,015,667

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Affiliated Issuers (Cost $905,322)	$882,982
Unaffiliated Issuers (Cost $9,110,345)	8,841,430
Cash	84,477
Deferred offering cost	18,917
Receivable from investment adviser	16,397

Total assets	9,844,203

LIABILITIES
Transfer agent fees payable	3,144
Trustees’ fees payable	77
Distribution fees payable – Class R	41
Distribution fees payable – Class A	24
Accrued expenses	41,936

Total liabilities	45,222

NET ASSETS	$9,798,981

Net assets were comprised of:
Paid in capital	$10,088,234
Accumulated undistributed net investment income (loss)	2,002
Accumulated undistributed net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) on investments	(291,255)

Net assets	$9,798,981

Class A
Net asset value and redemption price per share, $111,539 / 11,499 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.70
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share	$10.27

Class I
Net asset value and redemption price per share, $9,590,514 / 987,889 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.71

Class R
Net asset value and redemption price per share, $96,928 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.69

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Dividends	$21,282
Interest	124

Total income	21,406

EXPENSES
Professional fees	45,065
Investment management fees	15,647
Administrative fees	9,616
Offering costs	8,888
Transfer agent fees	6,405
Printing and mailing expenses	2,182
Custodian fees	600
Trustees’ fees	280
Registration and filing fees	184
Distribution fees – Class R	156
Distribution fees – Class A	83
Miscellaneous	1,351

Gross expenses	90,457
Less: Waiver from investment adviser	(25,263)
Reimbursement from investment manager	(42,543)

Net expenses	22,651

NET INVESTMENT INCOME (LOSS)	(1,245)

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on investments (($22,340) of change in unrealized appreciation (depreciation) from affiliates)	(291,255)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(291,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(292,500)

*	The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,245)
Net change in unrealized appreciation (depreciation) on investments	(291,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(292,500)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 11,499 shares ]	114,431

Total Class A transactions	114,431

Class I
Capital shares sold [ 987,889 shares ]	9,877,050

Total Class I transactions	9,877,050

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,091,481

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,798,981
NET ASSETS:
Beginning of period	—

End of period (a)	$9,798,981

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,002

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

Class A	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.30)

Net asset value, end of period	$9.70

Total return (b)	(3.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$112
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)(j)	0.96%
Before waivers and reimbursements (a)(f)	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.25	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.55	)%(l)
Portfolio turnover rate (z)^	0%

Class I	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#
Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.29)

Net asset value, end of period	$9.71

Total return (b)	(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,591
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)(j)	0.72%
Before waivers and reimbursements (a)(f)	1.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.03	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.29	)%(l)
Portfolio turnover rate (z)^	0%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.31)

Net asset value, end of period	$9.69

Total return (b)	(3.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)(j)	1.21%
Before waivers and reimbursements (a)(f)	2.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.53	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.78	)%(l)
Portfolio turnover rate (z)^	0%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	2.70%
	with Sales Charge (a)	(2.93)
Fund – Class C Shares*	without Sales Charge	2.94
	with Sales Charge (b)	1.94
Fund – Class I Shares *		2.94
Fund – Class R Shares *		2.47
MSCI World (Net) Index		1.27
* Date of inception 11/12/14. (a) A 5.50% front-end sales charge was deducted. (b) A 1.00% front end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 SmartBeta Equity Fund and MSCI World (Net) Index from 11/12/14 to 10/31/15. The performance of MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 2.94% for the period ended October 31, 2015. The Fund’s benchmark, the MSCI World (Net) Index, returned 1.27% over the same period.

Fund Overview — AXA Rosenberg Investment Management LLC

During the period from November 12, 2014 through October 31, 2015, economic sector leadership was with consumer discretionary and consumer staples names, and to a lesser extent, information technology. The energy sector was the big loser, underperforming the broad index by more than 20%. Within the sector, the oil distribution companies fared slightly better than the drilling and integrated oil firms, but none were spared the pain. Along broad style dimensions, Growth outperformed Value by a dramatic margin, with the MSCI World Growth Index beating the Value Index by 9.6%. Global large cap stocks outperformed global small caps by 1.7%, as measured by the MSCI World Index versus the MSCI World Small Cap Index.

The SmartBeta strategy is designed to better navigate the market over a full cycle. Our aim is to build portfolios with reduced exposure to names with unattractive risk/reward profiles. To this end, we attempt to avoid the portions of the equity market that have unattractive earnings sustainability prospects, as well as many stocks that are among the most volatile. By doing so we seek to deliver a better Sharpe Ratio than the cap-weighted market index by generating positive excess return with approximately 80% of total market volatility over a full market cycle.

Fund Highlights

What helped performance since inception through October 31, 2015:

•

Over the period, positions in high earnings quality names like Eli Lilly & Co., Starbucks Corp., AutoZone, Inc. and Costco Wholesale Corp. were among the strongest contributors to the Fund’s performance.

•

In the energy sector, the strategy’s intentional avoidance of the most volatile firms, and the bias away from many of the mega-cap companies, led to lower-than-market weights in many of the larger energy names.

•

Generally, the greater-than-benchmark exposure to consumer staples was helpful during a period in which investors periodically sought safety and predictability. The strategy’s focus on gaining exposure to low volatility, high earnings quality companies led to this positioning. Holdings in Altria Group, Inc. and Mondelez International, Inc. are examples of consumer staples stocks that helped the Fund’s performance over the period.

What hurt performance since inception through October 31, 2015:

•

Some of the top detractors from relative performance came from the information technology sector and were not held (or held at lower-than-benchmark weight) because they were perceived by the manager as too volatile or speculative. Stocks like Amazon, Alphabet, Inc. and Facebook Inc. all managed to produce very strong returns over the period. The Fund was hurt by its avoidance of these stocks.

1290 SMARTBETA EQUITY FUND (Unaudited)

Sector Weightings as of October 31, 2015	% of Net Assets
Consumer Staples	18.8%
Financials	15.9
Health Care	14.0
Industrials	13.5
Consumer Discretionary	13.1
Information Technology	9.2
Utilities	5.8
Materials	3.6
Telecommunication Services	2.6
Energy	2.5
Investment Company	0.5
Cash and Other	0.5

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$997.08	$6.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87
Class C**
Actual	1,000.00	998.05	5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	998.05	5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class R
Actual	1,000.00	996.10	8.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.35%, 1.10%, 1.10% and 1.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.1%)
Auto Components (0.7%)
Bridgestone Corp.	600	$22,256
Continental AG	70	16,834
Delphi Automotive plc	200	16,638
Denso Corp.	100	4,692
Magna International, Inc.	200	10,548

		70,968

Automobiles (1.4%)
Bayerische Motoren Werke (BMW) AG	200	20,533
Daimler AG (Registered)	200	17,368
Ford Motor Co.	1,100	16,291
Fuji Heavy Industries Ltd.	400	15,672
General Motors Co.	900	31,419
Harley-Davidson, Inc.	100	4,945
Isuzu Motors Ltd.	1,000	11,780
Suzuki Motor Corp.	200	6,613
Toyota Motor Corp.	300	18,569

		143,190

Distributors (0.2%)
Genuine Parts Co.	200	18,152

Hotels, Restaurants & Leisure (2.4%)
Compass Group plc	2,000	34,501
InterContinental Hotels Group plc	200	8,019
Las Vegas Sands Corp.	300	14,853
McDonald’s Corp.	800	89,800
Oriental Land Co., Ltd.	100	6,118
Sodexo S.A.	100	8,904
Starbucks Corp.	800	50,056
Tatts Group Ltd.	2,200	6,213
Whitbread plc	200	15,311
Yum! Brands, Inc.	300	21,273

		255,048

Household Durables (0.3%)
Barratt Developments plc	800	7,554
Newell Rubbermaid, Inc.	200	8,486
Persimmon plc*	300	9,222
Taylor Wimpey plc	3,000	9,157
Techtronic Industries Co., Ltd.	500	1,835

		36,254

Internet & Catalog Retail (0.0%)
Rakuten, Inc.	100	1,398

Leisure Products (0.2%)
Shimano, Inc.	100	15,895

Media (2.3%)
Comcast Corp., Class A	300	18,786
DISH Network Corp., Class A*	200	12,594
ITV plc	2,000	7,782
Omnicom Group, Inc.	200	14,984
ProSiebenSat.1 Media SE	200	10,818
Publicis Groupe S.A.	200	12,989
SES S.A. (FDR)	400	11,826
Shaw Communications, Inc., Class B	400	8,305
Singapore Press Holdings Ltd.	2,000	5,696

Sky plc	600	$10,138
Thomson Reuters Corp.	500	20,526
Twenty-First Century Fox, Inc., Class A	900	27,621
Walt Disney Co.	400	45,496
Wolters Kluwer N.V.	400	13,546
WPP plc	800	17,981

		239,088

Multiline Retail (0.5%)
Dollar General Corp.	200	13,554
Dollar Tree, Inc.*	200	13,098
Macy’s, Inc.	100	5,098
Next plc	160	19,732

		51,482

Specialty Retail (3.8%)
AutoZone, Inc.*	100	78,441
Bed Bath & Beyond, Inc.*	200	11,926
Hennes & Mauritz AB, Class B	500	19,448
Home Depot, Inc.	600	74,184
Industria de Diseno Textil S.A.	1,000	37,504
L Brands, Inc.	200	19,196
Lowe’s Cos., Inc.	400	29,532
Nitori Holdings Co., Ltd.	100	7,864
O’Reilly Automotive, Inc.*	100	27,626
Ross Stores, Inc.	400	20,232
TJX Cos., Inc.	800	58,552
Tractor Supply Co.	100	9,239
USS Co., Ltd.	400	7,130

		400,874

Textiles, Apparel & Luxury Goods (1.3%)
Burberry Group plc	400	8,189
Cie Financiere Richemont S.A. (Registered)	200	17,158
Hanesbrands, Inc.	300	9,582
Hermes International	2	770
Hugo Boss AG	100	10,292
Luxottica Group S.p.A.	300	21,031
NIKE, Inc., Class B	300	39,309
Under Armour, Inc., Class A*	100	9,508
VF Corp.	300	20,256

		136,095

Total Consumer Discretionary		1,368,444

Consumer Staples (18.8%)
Beverages (4.5%)
Anheuser-Busch InBev S.A./N.V.	400	47,813
Asahi Group Holdings Ltd.	600	18,631
Brown-Forman Corp., Class B	200	21,236
Coca-Cola Co.	2,100	88,935
Constellation Brands, Inc., Class A	100	13,480
Diageo plc	2,100	60,814
Dr. Pepper Snapple Group, Inc.	300	26,811
Heineken N.V.	200	18,281
Molson Coors Brewing Co., Class B	100	8,810
Monster Beverage Corp.*	100	13,632
PepsiCo, Inc.	900	91,971
Pernod-Ricard S.A.	200	23,576

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

SABMiller plc	600	$36,952

		470,942

Food & Staples Retailing (3.3%)
Aeon Co., Ltd.	300	4,473
Alimentation Couche-Tard, Inc., Class B	300	12,905
Costco Wholesale Corp.	500	79,060
CVS Health Corp.	600	59,268
Koninklijke Ahold N.V.	600	12,219
Kroger Co.	800	30,240
Lawson, Inc.	100	7,450
Seven & i Holdings Co., Ltd.	700	31,969
Sysco Corp.	900	37,125
Wal-Mart Stores, Inc.	800	45,792
Wesfarmers Ltd.	400	11,241
Woolworths Ltd.	600	10,316

		342,058

Food Products (3.4%)
Associated British Foods plc	200	10,652
ConAgra Foods, Inc.	200	8,110
Danone S.A.	200	13,946
General Mills, Inc.	800	46,488
Hershey Co.	200	17,738
Hormel Foods Corp.	200	13,510
J.M. Smucker Co.	100	11,739
Kellogg Co.	300	21,156
Kerry Group plc, Class A	300	24,396
McCormick & Co., Inc. (Non-Voting)	200	16,796
Mead Johnson Nutrition Co.	200	16,400
Mondelez International, Inc., Class A	1,600	73,856
Nestle S.A. (Registered)	1,000	76,483

		351,270

Household Products (3.3%)
Church & Dwight Co., Inc.	200	17,218
Clorox Co.	200	24,388
Colgate-Palmolive Co.	900	59,715
Henkel AG & Co. KGaA (Preference) (q)	300	32,561
Kimberly-Clark Corp.	500	59,855
Procter & Gamble Co.	1,200	91,656
Reckitt Benckiser Group plc	600	58,679
Unicharm Corp.	300	6,452

		350,524

Personal Products (2.0%)
Beiersdorf AG	100	9,504
Estee Lauder Cos., Inc., Class A	200	16,092
Kao Corp.	600	31,022
L’Oreal S.A.	270	49,301
Unilever N.V. (CVA)	1,200	54,261
Unilever plc	1,200	53,518

		213,698

Tobacco (2.3%)
Altria Group, Inc.	1,300	78,611
British American Tobacco plc	900	53,549
Imperial Tobacco Group plc	400	21,576

Japan Tobacco, Inc.	600	$20,938
Philip Morris International, Inc.	700	61,880

		236,554

Total Consumer Staples		1,965,046

Energy (2.5%)
Oil, Gas & Consumable Fuels (2.5%)
Chevron Corp.	200	18,176
Exxon Mobil Corp.	1,200	99,288
Phillips 66	300	26,715
Royal Dutch Shell plc, Class A	1,540	40,355
Spectra Energy Corp.	700	19,999
Total S.A.	300	14,563
TransCanada Corp.	900	30,285
Woodside Petroleum Ltd.	300	6,334

Total Energy		255,715

Financials (15.9%)
Banks (7.2%)
Australia & New Zealand Banking Group Ltd.	600	11,642
Bank of Montreal	800	46,522
Bank of Nova Scotia	1,200	56,430
Bank of Yokohama Ltd.	2,000	12,585
BB&T Corp.	300	11,145
Canadian Imperial Bank of Commerce	500	38,345
Commonwealth Bank of Australia	400	21,886
Danske Bank A/S	500	13,749
DBS Group Holdings Ltd.	1,000	12,328
Fukuoka Financial Group, Inc.	1,000	5,312
Hang Seng Bank Ltd.	900	16,559
HSBC Holdings plc	3,000	23,475
Lloyds Banking Group plc	14,000	15,913
M&T Bank Corp.	100	11,985
Mitsubishi UFJ Financial Group, Inc.	2,800	18,345
Mizuho Financial Group, Inc.	5,100	10,579
National Bank of Canada	500	16,561
Oversea-Chinese Banking Corp., Ltd.	2,000	12,892
PNC Financial Services Group, Inc.	400	36,104
Resona Holdings, Inc.	1,300	6,933
Royal Bank of Canada	1,200	68,617
Shizuoka Bank Ltd.	1,000	10,127
Sumitomo Mitsui Financial Group, Inc.	400	16,110
Svenska Handelsbanken AB, Class A	1,200	16,321
Swedbank AB, Class A	800	18,362
Toronto-Dominion Bank	1,600	65,684
U.S. Bancorp	1,600	67,488
United Overseas Bank Ltd.	1,000	14,512
Wells Fargo & Co.	1,300	70,382

		746,893

Capital Markets (0.4%)
Franklin Resources, Inc.	300	12,228
T. Rowe Price Group, Inc.	200	15,124
UBS Group AG (Registered)	800	16,009

		43,361

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Consumer Finance (0.8%)
American Express Co.	800	$58,608
Discover Financial Services	400	22,488

		81,096

Diversified Financial Services (1.4%)
Berkshire Hathaway, Inc., Class B*	700	95,214
Deutsche Boerse AG	200	18,419
McGraw Hill Financial, Inc.	200	18,528
Moody’s Corp.	100	9,616
Singapore Exchange Ltd.	1,000	5,268

		147,045

Insurance (3.7%)
AIA Group Ltd.	3,400	20,004
Allianz SE (Registered)	160	28,037
Aon plc	200	18,662
Arch Capital Group Ltd.*	200	14,978
Chubb Corp.	200	25,870
Cincinnati Financial Corp.	200	12,046
Hannover Rueck SE	100	11,568
Intact Financial Corp.	100	7,142
Legal & General Group plc	2,000	8,066
Marsh & McLennan Cos., Inc.	700	39,018
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	140	27,942
Progressive Corp.	800	26,504
Prudential plc	900	21,075
Sampo Oyj, Class A	600	29,347
SCOR SE	400	14,898
Suncorp Group Ltd.	300	2,805
Swiss Reinsurance AG	200	18,595
T&D Holdings, Inc.	400	5,310
Tokio Marine Holdings, Inc.	300	11,665
Travelers Cos., Inc.	300	33,867
Zurich Insurance Group AG*	50	13,218

		390,617

Real Estate Investment Trusts (REITs) (1.7%)
British Land Co. plc (REIT)	700	9,394
Dexus Property Group (REIT)	1,200	6,623
Equity Residential (REIT)	200	15,464
Goodman Group (REIT)	900	3,896
GPT Group (REIT)	3,000	10,204
Land Securities Group plc (REIT)	400	8,257
Mirvac Group (REIT)	4,800	6,178
Public Storage (REIT)	100	22,946
Scentre Group (REIT)	5,300	15,647
Simon Property Group, Inc. (REIT)	300	60,438
Unibail-Rodamco SE (REIT)	50	13,971

		173,018

Real Estate Management & Development (0.7%)
Brookfield Asset Management, Inc., Class A	700	24,454
Daito Trust Construction Co., Ltd.	100	10,889
Daiwa House Industry Co., Ltd.	1,000	26,485
Swiss Prime Site AG (Registered)*	200	15,297

		77,125

Total Financials		1,659,155

Health Care (14.0%)
Biotechnology (1.8%)
Actelion Ltd. (Registered)*	100	$13,901
Amgen, Inc.	300	47,454
Biogen, Inc.*	100	29,051
Celgene Corp.*	300	36,813
CSL Ltd.	200	13,376
Gilead Sciences, Inc.	400	43,252

		183,847

Health Care Equipment & Supplies (2.3%)
Baxter International, Inc.	600	22,434
Becton, Dickinson and Co.	200	28,504
C.R. Bard, Inc.	100	18,635
Coloplast A/S, Class B	200	14,349
Edwards Lifesciences Corp.*	100	15,715
Essilor International S.A.	200	26,304
Hoya Corp.	400	16,670
Medtronic plc	600	44,352
Smith & Nephew plc	1,000	17,112
St. Jude Medical, Inc.	200	12,762
Stryker Corp.	200	19,124
Sysmex Corp.	100	5,776

		241,737

Health Care Providers & Services (2.5%)
Aetna, Inc.	100	11,478
Cardinal Health, Inc.	500	41,100
Cigna Corp.	100	13,404
Fresenius Medical Care AG & Co. KGaA	200	18,010
Fresenius SE & Co. KGaA	400	29,361
HCA Holdings, Inc.*	200	13,758
Henry Schein, Inc.*	100	15,171
Laboratory Corp. of America Holdings*	100	12,274
McKesson Corp.	200	35,760
Ramsay Health Care Ltd.	100	4,422
Sonic Healthcare Ltd.	300	4,124
UnitedHealth Group, Inc.	500	58,890

		257,752

Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.	100	13,078
Waters Corp.*	100	12,780

		25,858

Pharmaceuticals (7.1%)
AbbVie, Inc.	400	23,820
Astellas Pharma, Inc.	400	5,851
AstraZeneca plc	300	19,195
Bayer AG (Registered)	360	48,039
Bristol-Myers Squibb Co.	400	26,380
Daiichi Sankyo Co., Ltd.	700	13,832
Eli Lilly & Co.	900	73,413
GlaxoSmithKline plc	2,400	51,983
Johnson & Johnson	1,000	101,030
Merck & Co., Inc.	1,200	65,592
Novartis AG (Registered)	600	54,540
Novo Nordisk A/S, Class B	800	42,498
Otsuka Holdings Co., Ltd.	400	13,405
Pfizer, Inc.	2,700	91,314

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Roche Holding AG	200	$54,287
Sanofi S.A.	200	20,201
Shire plc	300	22,777
Zoetis, Inc.	400	17,204

		745,361

Total Health Care		1,454,555

Industrials (13.5%)
Aerospace & Defense (3.9%)
Airbus Group SE	400	27,870
BAE Systems plc	2,000	13,575
Boeing Co.	400	59,228
General Dynamics Corp.	200	29,716
Honeywell International, Inc.	400	41,312
Lockheed Martin Corp.	300	65,949
Northrop Grumman Corp.	300	56,325
Raytheon Co.	300	35,220
Rockwell Collins, Inc.	100	8,672
Rolls-Royce Holdings plc*	800	8,479
Safran S.A.	200	15,199
Singapore Technologies Engineering Ltd.	2,000	4,726
United Technologies Corp.	400	39,364

		405,635

Air Freight & Logistics (0.9%)
Deutsche Post AG (Registered)	800	23,814
United Parcel Service, Inc., Class B	700	72,114
Yamato Holdings Co., Ltd.	100	1,981

		97,909

Building Products (0.5%)
Assa Abloy AB, Class B	1,200	23,878
Daikin Industries Ltd.	200	12,994
Geberit AG (Registered)	50	16,151

		53,023

Commercial Services & Supplies (0.9%)
Brambles Ltd.	1,300	9,623
Cintas Corp.	100	9,309
Republic Services, Inc.	300	13,122
Secom Co., Ltd.	300	20,180
Stericycle, Inc.*	100	12,137
Waste Management, Inc.	500	26,880

		91,251

Construction & Engineering (0.1%)
Vinci S.A.	200	13,499

Electrical Equipment (0.7%)
AMETEK, Inc.	200	10,964
Emerson Electric Co.	500	23,615
Legrand S.A.	300	16,475
Mitsubishi Electric Corp.	1,000	10,525
Rockwell Automation, Inc.	100	10,916

		72,495

Industrial Conglomerates (1.3%)
3M Co.	400	62,884
CK Hutchison Holdings Ltd.	684	9,399
Danaher Corp.	100	9,331
Roper Technologies, Inc.	100	18,635

Siemens AG (Registered)	300	$30,185

		130,434

Machinery (1.6%)
Atlas Copco AB, Class A	700	18,271
Cummins, Inc.	100	10,351
Deere & Co.	200	15,600
FANUC Corp.	100	17,863
Illinois Tool Works, Inc.	300	27,582
Kone Oyj, Class B	300	12,820
Kubota Corp.	1,000	15,671
Makita Corp.	100	5,527
Schindler Holding AG	100	16,247
SMC Corp.	100	25,972

		165,904

Professional Services (0.6%)
Capita plc	500	9,828
Equifax, Inc.	200	21,314
Experian plc	400	6,832
SGS S.A. (Registered)	7	13,342
Verisk Analytics, Inc.*	200	14,322

		65,638

Road & Rail (2.4%)
Aurizon Holdings Ltd.	3,000	11,060
Canadian National Railway Co.	900	54,973
Canadian Pacific Railway Ltd.	100	14,053
Central Japan Railway Co.	100	18,397
ComfortDelGro Corp., Ltd.	3,000	6,510
East Japan Railway Co.	300	28,764
Hankyu Hanshin Holdings, Inc.	1,000	6,555
Keio Corp.	1,000	8,196
MTR Corp., Ltd.	2,500	11,354
Nagoya Railroad Co., Ltd.	1,000	4,160
Odakyu Electric Railway Co., Ltd.	1,000	9,845
Union Pacific Corp.	600	53,610
West Japan Railway Co.	300	21,207

		248,684

Trading Companies & Distributors (0.6%)
Brenntag AG	200	12,085
Bunzl plc	600	17,195
Fastenal Co.	200	7,832
Marubeni Corp.	1,000	5,821
W.W. Grainger, Inc.	100	21,000

		63,933

Total Industrials		1,408,405

Information Technology (9.2%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	1,500	43,275
Motorola Solutions, Inc.	100	6,997
QUALCOMM, Inc.	600	35,652

		85,924

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	300	16,266
Murata Manufacturing Co., Ltd.	100	14,382
Omron Corp.	200	6,688

		37,336

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (0.3%)
Alphabet, Inc., Class A*	30	$22,122
Yahoo! Japan Corp.	1,300	5,548

		27,670

IT Services (4.2%)
Accenture plc, Class A	400	42,880
Amadeus IT Holding S.A., Class A	400	17,049
Automatic Data Processing, Inc.	600	52,194
Cognizant Technology Solutions Corp., Class A*	400	27,244
Fidelity National Information Services, Inc.	300	21,876
Fiserv, Inc.*	300	28,953
International Business Machines Corp.	500	70,040
MasterCard, Inc., Class A	600	59,394
Paychex, Inc.	500	25,790
Total System Services, Inc.	200	10,490
Visa, Inc., Class A	1,100	85,338

		441,248

Semiconductors & Semiconductor Equipment (0.9%)
ARM Holdings plc	1,200	18,962
Avago Technologies Ltd.	200	24,626
Linear Technology Corp.	200	8,884
Texas Instruments, Inc.	600	34,032
Xilinx, Inc.	200	9,524

		96,028

Software (2.0%)
Dassault Systemes S.A.	200	15,800
Electronic Arts, Inc.*	100	7,207
Intuit, Inc.	200	19,486
Microsoft Corp.	1,300	68,432
Oracle Corp.	1,000	38,840
SAP SE	600	47,425
Synopsys, Inc.*	200	9,996

		207,186

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.	500	59,750
Canon, Inc.	200	6,033

		65,783

Total Information Technology		961,175

Materials (3.6%)
Chemicals (3.4%)
Air Liquide S.A.	300	38,895
Air Products and Chemicals, Inc.	100	13,898
Asahi Kasei Corp.	2,000	12,372
CF Industries Holdings, Inc.	200	10,154
E.I. du Pont de Nemours & Co.	400	25,360
Ecolab, Inc.	400	48,140
Givaudan S.A. (Registered)*	9	16,116
International Flavors & Fragrances, Inc.	100	11,606
Linde AG	140	24,286
Monsanto Co.	300	27,966
Novozymes A/S, Class B	400	18,548

PPG Industries, Inc.	100	$10,426
Praxair, Inc.	400	44,436
Sherwin-Williams Co.	100	26,683
Shin-Etsu Chemical Co., Ltd.	200	11,990
Symrise AG	200	13,174

		354,050

Containers & Packaging (0.2%)
Amcor Ltd.	1,500	14,601
Ball Corp.	100	6,850

		21,451

Total Materials		375,501

Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	1,500	50,265
BT Group plc	4,000	28,674
Deutsche Telekom AG (Registered)	700	13,090
Nippon Telegraph & Telephone Corp.	600	22,305
Singapore Telecommunications Ltd.	7,000	19,887
Swisscom AG (Registered)	30	15,479
Telenor ASA	900	16,979
TeliaSonera AB	3,000	15,355
Telstra Corp., Ltd.	4,900	18,869
Verizon Communications, Inc.	200	9,376

		210,279

Wireless Telecommunication Services (0.6%)
KDDI Corp.	600	14,648
NTT DOCOMO, Inc.	1,600	31,259
Rogers Communications, Inc., Class B	300	11,937
SoftBank Group Corp.	100	5,633

		63,477

Total Telecommunication Services		273,756

Utilities (5.8%)
Electric Utilities (3.0%)
American Electric Power Co., Inc.	400	22,660
CLP Holdings Ltd.	2,000	17,418
Duke Energy Corp.	500	35,735
Eversource Energy	500	25,470
NextEra Energy, Inc.	500	51,330
PPL Corp.	600	20,640
Red Electrica Corporacion S.A.	200	17,638
Southern Co.	1,200	54,120
SSE plc	1,200	28,026
Terna Rete Elettrica Nazionale S.p.A.	3,000	15,268
Xcel Energy, Inc.	600	21,378

		309,683

Gas Utilities (0.5%)
Hong Kong & China Gas Co., Ltd.	4,400	8,936
Osaka Gas Co., Ltd.	3,000	11,889
Snam S.p.A.	3,000	15,538

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Shares	Value (Note 1)

Tokyo Gas Co., Ltd.	3,000	$14,956

		51,319

Multi-Utilities (2.1%)
AGL Energy Ltd.	600	7,158
CMS Energy Corp.	300	10,821
Consolidated Edison, Inc.	300	19,725
Dominion Resources, Inc.	800	57,144
DTE Energy Co.	200	16,318
National Grid plc	3,000	42,770
Public Service Enterprise Group, Inc.	300	12,387
Sempra Energy	400	40,964
WEC Energy Group, Inc.	300	15,468

		222,755

Water Utilities (0.2%)
American Water Works Co., Inc.	200	11,472
Severn Trent plc	300	10,374

		21,846

Total Utilities		605,603

Total Common Stocks (99.0%) (Cost $10,136,813)		10,327,355

PREFERRED STOCK:
Industrials (0.0%)
Aerospace & Defense (0.0%)
Rolls-Royce Holdings plc 0.000%*†	74,160	115

Total Preferred Stock (0.0%) (Cost $114)		115

SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	53,997	53,997

Total Short-Term Investment (0.5%) (Cost $53,997)		53,997

Total Investments (99.5%) (Cost $10,190,924)		10,381,467
Other Assets Less Liabilities (0.5%)		50,205

Net Assets (100%)		$10,431,672

*	Non-income producing.
†	Security (totaling $115 or 0.0% of net assets) held at fair value by management.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	1.9%
Belgium	0.5
Bermuda	0.1
Canada	4.5
Denmark	0.9
Finland	0.4
France	3.1
Germany	4.4
Hong Kong	0.8
Ireland	1.3
Italy	0.5
Japan	7.7
Luxembourg	0.1
Netherlands	0.8
Norway	0.2
Singapore	1.0
Spain	0.7
Sweden	1.1
Switzerland	3.4
United Kingdom	8.5
United States	57.6
Cash and Other	0.5

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$870,106	$498,338	$—	$1,368,444
Consumer Staples	1,164,473	800,573	—	1,965,046
Energy	194,463	61,252	—	255,715
Financials	1,022,458	636,697	—	1,659,155
Health Care	944,542	510,013	—	1,454,555
Industrials	846,330	562,075	—	1,408,405
Information Technology	829,288	131,887	—	961,175
Materials	225,519	149,982	—	375,501
Telecommunication Services	71,578	202,178	—	273,756
Utilities	415,632	189,971	—	605,603
Preferred Stocks
Industrials	—	—	115	115
Short-Term Investments	53,997	—	—	53,997

Total Assets	$6,638,386	$3,742,966	$115	$10,381,467

Total Liabilities	$—	$—	$—	$—

Total	$6,638,386	$3,742,966	$115	$10,381,467

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

The Fund held no derivatives contracts during the period ended October 31, 2015.

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,046,242
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,888,147

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$675,538
Aggregate gross unrealized depreciation	(487,250)

Net unrealized appreciation	$188,288

Federal income tax cost of investments	$10,193,179

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investments at value (Cost $10,190,924)	$10,381,467
Cash	5,000
Foreign cash (Cost $50,993)	51,862
Receivable from investment adviser	20,432
Dividends, interest and other receivables	18,699
Deferred offering cost	4,501
Receivable for Fund shares sold	3,366
Other assets	54

Total assets	10,485,381

LIABILITIES
Transfer agent fees payable	4,513
Payable for Fund shares redeemed	3,389
Distribution fees payable – Class R	1,278
Distribution fees payable – Class A	646
Trustees’ fees payable	15
Accrued expenses	43,868

Total liabilities	53,709

NET ASSETS	$10,431,672

Net assets were comprised of:
Paid in capital	$10,140,814
Accumulated undistributed net investment income (loss)	127,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(27,805)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	191,337

Net assets	$10,431,672

Class A
Net asset value and redemption price per share, $3,111,083 / 303,891 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.24
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.84

Class C**
Net asset value per share, $1,029,275 / 100,332 shares outstanding (unlimited amount authorized: $0.001 par value) (a)	$10.26

Class I
Net asset value and redemption price per share, $3,218,364 / 313,718 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.26

Class R
Net asset value and redemption price per share, $3,072,950 / 300,787 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.22

**	Class C shares currently are not offered for sale.
(a)	Redemption price for Class C shares varies based on length of time the shares are held.

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Dividends (net of $11,417 foreign withholding tax)	$245,494
Interest	13

Total income	245,507

EXPENSES
Offering costs	132,390
Professional fees	87,380
Investment advisory fees	69,160
Administrative fees	38,703
Transfer agent fees	16,735
Distribution fees – Class R	14,723
Custodian fees	12,900
Distribution fees – Class C	9,839
Printing and mailing expenses	7,718
Distribution fees – Class A	7,388
Trustees’ fees	5,159
Registration and filing fees	4,090
Miscellaneous	18,924

Gross expenses	425,109
Less: Waiver from investment adviser	(107,863)
Waiver from distributor	(9,839)
Reimbursement from investment adviser	(176,606)

Net expenses	130,801

NET INVESTMENT INCOME (LOSS)	114,706

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(27,544)
Foreign currency transactions	(8,018)

Net realized gain (loss)	(35,562)

Change in unrealized appreciation (depreciation) on:
Investments	190,543
Foreign currency translations	794

Net change in unrealized appreciation (depreciation)	191,337

NET REALIZED AND UNREALIZED GAIN (LOSS)	155,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$270,481

*	The Fund commenced operations on November 12, 2014.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$114,706
Net realized gain (loss) on investments and foreign currency transactions	(35,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	191,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	270,481

DIVIDENDS:
Dividends from net investment income
Class A	(8,917)
Class C	(3,310)
Class I	(9,973)
Class R	(7,860)

TOTAL DIVIDENDS:	(30,060)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 302,997 shares ]	3,029,603
Capital shares issued in reinvestment of dividends [ 894 shares ]	8,917
Capital shares repurchased [ (3,000) shares ]	(29,250)

Total Class A transactions	3,009,270

Class C**
Capital shares sold [ 100,000 shares ]	1,000,000
Capital shares issued in reinvestment of dividends [ 332 shares ]	3,310
Capital shares repurchased [ (1,000) shares ]	(9,760)

Total Class C transactions	993,550

Class I
Capital shares sold [ 313,048 shares ]	3,132,516
Capital shares issued in reinvestment of dividends [ 999 shares ]	9,973
Capital shares repurchased [ (3,329) shares ]	(32,668)

Total Class I transactions	3,109,821

Class R
Capital shares sold [ 300,000 shares ]	3,000,000
Capital shares issued in reinvestment of dividends [ 787 shares ]	7,860
Capital shares repurchased [ (3,000) shares ]	(29,250)

Total Class R transactions	2,978,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,091,251

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,331,672
NET ASSETS:
Beginning of period	100,000

End of period (a)	$10,431,672

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$127,326

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16

Total from investment operations	0.27

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$10.24

Total return (b)	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,111
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%
Before waivers and reimbursements (a)	4.21%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.14	%(l)
Before waivers and reimbursements (a)	(1.73	)%(l)
Portfolio turnover rate (z)^	29%

Class C**	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.15

Total from investment operations	0.29

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$10.26

Total return (b)	2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,029
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%
Before waivers and reimbursements (a)	4.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.39	%(l)
Before waivers and reimbursements (a)	(2.48	)%(l)
Portfolio turnover rate (z)^	29%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.15

Total from investment operations	0.29

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$10.26

Total return (b)	2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,218
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%
Before waivers and reimbursements (a)	3.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.38	%(l)
Before waivers and reimbursements (a)	(1.48	)%(l)
Portfolio turnover rate (z)^	29%

Class R	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16

Total from investment operations	0.25

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$10.22

Total return (b)	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.60%
Before waivers and reimbursements (a)	4.46%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.89	%(l)
Before waivers and reimbursements (a)	(1.98	)%(l)
Portfolio turnover rate (z)^	29%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	Pacific Investment Management Company LLC (PIMCO)

➢	TCW Investment Management Company

PERFORMANCE RESULTS

Total Returns as of 10/31/15
		Since Incept.
Fund – Class A Shares*	without Sales Charge	(1.54)%
	with Sales Charge (a)	(5.96)
Fund – Class I Shares*		(1.49)
Fund – Class R Shares*		(1.60)
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index		0.09
* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Unconstrained Bond Managers Fund and BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index from 7/06/15 to 10/31/15. The performance of BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends, capital gains distributions, and interest, if any, and does not include a sales charge. The performance of BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (1.49)% for the period ended October 31, 2015. The Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.09% over the same period.

Pacific Investment Management Company LLC (PIMCO)

Fund Highlights

What helped performance since inception through October 31, 2015:

•

Long-term bonds from the peripheral European countries, particularly Italy, Spain and Greece, contributed to performance as spreads tightened following a positive Greece resolution and improved core European economic conditions.

•	The Fund’s long peripheral European spread exposure, which was partly facilitated using interest rate swaps and futures, was positive for returns.

•	U.S. dollar exposure versus a basket of emerging markets currencies, which depreciated against the dollar over the period, added to performance.

What hurt performance since inception through October 31, 2015:

•

The Fund utilized derivative instruments in order to attain specific exposures and manage portfolio risk. Exposure to Brazilian local rates, achieved partially through interest rate swaps, was negative for performance, as yields rose sharply amid a combination of economic and political concerns. Corporate credit strategies, facilitated in part by credit default swaps, detracted from performance, as spreads widened due to heightened market volatility. Index credit default swaps contributed slightly to the fund’s underperformance. Finally, short U.S. duration exposure, partially executed through Eurodollar futures, detracted from performance, as rates rallied amid negative market sentiment stemming from global growth concerns. Money market futures, used to express views on the front-end of the nominal U.S. interest rate curve, detracted slightly from performance.

•	Exposure to Treasury Inflation-Protected Securities (TIPS) hurt performance as breakevens fell alongside declining oil prices.

•	U.S. dollar exposure versus the Japanese yen and euro was also negative, as those currencies strengthened against the U.S. dollar.

•	Corporate credit exposure, particularly among U.S. industrials and financials, was detrimental as spreads widened.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

TCW Investment Management Company (TCW)

Fund Highlights

What helped performance since inception through October 31, 2015:

•

Contributions to performance were driven primarily by an allocation to non-agency residential mortgage backed securities (RMBS) and non-agency commercial mortgage backed securities (CMBS). Non-agency CMBS outpaced duration-matched Treasuries while non-agency RMBS prices moved higher on continued improvements in fundamentals such as increased prepayment activity and declining delinquencies.

•	Exposure to investment grade corporates was also positive with banking, cable satellite, and electric utilities contributing most.

•	The Fund held futures as a method of managing duration. Since inception, these securities had a negligible impact on returns.

What hurt performance since inception through October 31, 2015:

•	Issue selection for pharmaceuticals modestly detracted from returns as idiosyncratic risks affected several company names in the sector.

•

Another drag on performance was the allocation to government guaranteed student loan asset backed securities as spreads widened in the third quarter due to fears of potential downgrades by rating agencies.

Fund Characteristics As of October 31, 2015
Weighted Average Life (Years)	2.56
Weighted Average Coupon (%)	1.93
Weighted Average Modified Duration (Years)*	0.51
30 day SEC Yield (Class I)	0.96%
30 Day Unsubsidized Yield (Class I)	0.23%
* Modified duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

Fund Composition as of October 31, 2015	% of Net Assets
Asset-Backed and Mortgage-Backed Securities	37.6%
Financials	11.0
Government Securities	6.6
Health Care	1.6
Energy	1.2
Utilities	1.2
Telecommunication Services	1.1
Industrials	1.1
Consumer Discretionary	0.4
Option Purchased	0.2
Consumer Staples	0.2
Information Technology	0.2
Materials	0.1
Cash and Other	37.5

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund Commenced Operations on July 6, 2015, the ‘Hypothetical Expenses Paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/15†	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$984.60	$4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.17	7.10
Class I
Actual	1,000.00	985.10	3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.39	5.88
Class R
Actual	1,000.00	984.00	5.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.88	8.39

†   Commenced operations on July 6, 2015.

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.40%, 1.15% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 117/365 the actual example (to reflect the actual number of days in the period).

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (37.6%)
Asset-Backed Securities (16.9%)
ABFC Trust, Series 2007-NC1 A2 0.497%, 5/25/37 (l)§	$250,000	$183,676
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE6 M1 0.667%, 10/25/35 (l)	200,000	168,716
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2004-R9, Series 2004-R9 M2 1.172%, 10/25/34 (l)	175,000	173,148
BA Credit Card Trust, Series 2014-A2 A 0.466%, 9/16/19 (l)	90,000	89,847
Babson CLO Ltd., Series 2014-IIA A 1.707%, 10/17/26 (l)§	90,000	89,155
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE2 2A2 0.307%, 2/25/37 (l)	340,248	324,963
Chase Funding Trust, Series 2002-3 2A1 0.837%, 8/25/32 (l)	4,869	4,504
Citigroup Mortgage Loan Trust,
Series 2005-OPT3 M2 0.647%, 5/25/35 (l)	190,000	185,942
Series 2007-AMC1 A1 0.357%, 12/25/36 (l)§	247,066	164,691
Series 2007-AMC3 A1 0.457%, 3/25/37 (l)§	203,824	162,893
Series 2007-FS1 1A1 4.620%, 10/25/37 (e)§	348,532	339,014
Series 2015-2 1A1 0.394%, 6/25/47 (l)§	182,876	172,920
Countrywide Asset-Backed Certificates,
Series 2002-3 1A1 0.937%, 5/25/32 (l)	8,875	7,982
Series 2006-26 1A 0.337%, 6/25/37 (l)	211,129	159,317
Series 2007-2 1A 0.337%, 8/25/37 (l)	426,752	335,656
Series 2007-9 1A 0.397%, 6/25/47 (l)	510,115	374,155
CWABS Asset-Backed Certificates Trust,
Series 2005-3 MV5 0.867%, 8/25/35 (l)	200,000	178,526
Series 2006-14 2A2 0.347%, 2/25/37 (l)	384,583	362,339
Series 2006-18 2A2 0.357%, 3/25/37 (l)	498,865	457,595
Dryden XXXI Senior Loan Fund, Series 2014-31A A 1.667%, 4/18/26 (l)§	85,000	84,187

Education Loan Asset-Backed Trust I, Series 2013-1 A1 0.997%, 6/25/26 (l)§	$165,276	$163,350
First Franklin Mortgage Loan Trust,
Series 2005-FF10 A5 0.557%, 11/25/35 (l)	500,000	348,700
Series 2005-FF5 M2 0.932%, 5/25/35 (l)	180,782	176,334
Series 2006-FF10 A4 0.347%, 7/25/36 (l)	166,107	159,220
Flatiron CLO Ltd., Series 2014-1A A1 1.695%, 7/17/26 (l)§	85,000	84,070
Greenpoint Manufactured Housing, Series 2000-1 A4 8.140%, 3/20/30 (l)	168,399	177,015
GSAMP Trust, Series 2006-FM3 A2C 0.397%, 11/25/36 (l)	323,987	182,177
Home Equity Asset Trust, Series 2005-3 M5 1.232%, 8/25/35 (l)	200,000	160,489
Honda Auto Receivables 2015-2 Owner Trust, Series 2015-2 A2 0.690%, 8/21/17	90,000	89,937
HSI Asset Securitization Corp. Trust, Series 2006-HE1 2A1 0.247%, 10/25/36 (l)	39,449	21,233
JP Morgan Mortgage Acquisition Trust,
Series 2006-FRE2 M1 0.537%, 2/25/36 (l)	200,000	151,440
Series 2006-WMC2 A1 0.332%, 7/25/36 (l)	176,431	125,102
Series 2007-CH1 AV5 0.437%, 11/25/36 (l)	175,000	172,510
Long Beach Mortgage Loan Trust,
Series 2005-2 M4 1.127%, 4/25/35 (l)	180,000	175,063
Series 2005-3 1A 0.457%, 8/25/45 (l)	225,805	175,218
Series 2006-10 2A2 0.307%, 11/25/36 (l)	522,887	226,614
MASTR Asset Backed Securities Trust, Series 2006-HE1 A4 0.487%, 1/25/36 (l)	370,000	354,113
MASTR Specialized Loan Trust, Series 2007-1 A 0.567%, 1/25/37 (l)§	412,905	264,585
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE3 A2A 0.257%, 12/25/36 (l)	675,228	396,963
Series 2007-NC2 A1 0.327%, 2/25/37 (l)§	218,844	169,595

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

Morgan Stanley Home Equity Loan Trust,
Series 2006-3 A4 0.457%, 4/25/36 (l)	$474,618	$337,113
Series 2007-1 A3 0.337%, 12/25/36 (l)	336,019	186,717
Navient Student Loan Trust,
Series 2014-1 A3 0.707%, 6/25/31 (l)	170,000	166,924
Series 2014-2 A 0.837%, 3/25/43 (l)	159,539	149,759
Nelnet Student Loan Trust, Series 2014-4A A2 1.147%, 11/25/43 (l)§	85,000	77,730
Nissan Auto Receivables 2015-A Owner Trust, Series 2015-A A2 0.670%, 9/15/17	90,000	89,986
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2 A4 0.467%, 3/25/36 (l)	205,000	173,976
NovaStar Mortgage Funding Trust, Series 2005-2 M1 0.842%, 10/25/35 (l)	157,135	156,886
RASC Trust,
Series 2005-KS10 M1 0.607%, 11/25/35 (l)	180,000	174,024
Series 2005-KS7 M3 0.677%, 8/25/35 (l)	180,000	176,730
Series 2006-KS9 AI3 0.357%, 11/25/36 (l)	391,425	348,530
SG Mortgage Securities Trust,
Series 2007-NC1 A2 0.437%, 12/25/36 (l)§	287,665	177,041
SLM Student Loan Trust,
Series 2006-9 A5 0.420%, 1/26/26 (l)	150,000	146,727
Series 2008-2 B 1.520%, 1/25/29 (l)	100,000	80,710
Series 2008-3 A3 1.320%, 10/25/21 (l)	169,655	166,066
Series 2008-5 A4 2.020%, 7/25/23 (l)	170,000	171,227
Series 2012-7 B 1.997%, 9/25/43 (l)	100,000	88,368
Series 2013-4 A 0.747%, 6/25/27 (l)	183,795	177,865
Soundview Home Loan Trust,
Series 2007-OPT1 2A1 0.277%, 6/25/37 (l)	262,997	157,251
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-WF4 M6 0.867%, 11/25/35 (l)	500,000	369,206
Toyota Auto Receivables 2014-B Owner Trust,
Series 2014-B A3 0.760%, 3/15/18	90,000	90,018
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-2 A3 0.427%, 4/25/37 (l)	200,000	165,422

		11,621,230

Non-Agency CMO (20.7%)
Alternative Loan Trust,
Series 2005-76 1A1 1.702%, 1/25/36 (l)	$175,800	$160,194
Series 2006-HY12 A5 3.579%, 8/25/36 (l)	171,144	162,218
Series 2006-OA19 A1 0.374%, 2/20/47 (l)	465,262	341,077
Banc of America Commercial Mortgage Trust,
Series 2006-3 A4 5.889%, 7/10/44 (l)	222,514	225,334
Series 2006-4 A4 5.634%, 7/10/46	214,444	217,574
Series 2006-6 A2 5.309%, 10/10/45	40,688	40,855
Series 2006-6 A4 5.356%, 10/10/45	125,000	127,667
Series 2007-2 AAB 5.570%, 4/10/49 (l)	70,106	70,367
Bayview Commercial Asset Trust,
Series 2004-3 A1 0.567%, 1/25/35 (l)§	179,243	165,717
Bear Stearns ALT-A Trust,
Series 2005-10 22A1 2.554%, 1/25/36 (l)	382,707	327,016
Series 2005-2 2A4 2.523%, 4/25/35 (l)	167,230	157,190
CIM Trust,
Series 15-4AG 2.193%, 10/25/57 (b)§†	170,000	167,654
COMM Mortgage Trust,
Series 2010-C1 A1 3.156%, 7/10/46§	13,860	13,858
Series 2012-9W57 A 2.365%, 2/10/29§	60,000	60,710
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3 1A2 0.487%, 4/25/35 (l)	189,776	161,072
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7 A1 2.258%, 1/25/37 (l)	198,217	158,174
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4 2A1 2.662%, 10/25/35 (l)	195,497	173,184
GE Business Loan Trust,
Series 2005-1A A3 0.446%, 6/15/33 (l)§	163,109	158,134
Series 2007-1A A 0.366%, 4/16/35 (l)§	175,748	167,294
GE Capital Commercial Mortgage Corp.,
Series 2005-C4 A4 5.385%, 11/10/45 (l)	7,305	7,302
Series 2006-C1 A1A 5.284%, 3/10/44 (l)	190,381	191,290
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1 A1A 5.233%, 11/10/45 (l)	127,183	127,071
Series 2006-C1 A4 5.238%, 11/10/45 (l)	26,355	26,355

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

GS Mortgage Securities Trust,
Series 2012-GC6 A2 2.539%, 1/10/45	$170,000	$171,605
Series 2012-GC6 XA 2.068%, 1/10/45 IO (l)§	872,904	80,642
GSR Mortgage Loan Trust,
Series 2005-AR7 6A1 2.936%, 11/25/35 (l)	167,605	163,994
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR6 6A1 2.746%, 10/25/34 (l)	149,452	147,765
Series 2006-AR4 A1A 0.407%, 5/25/46 (l)	273,038	232,527
Series 2007-AR15 2A1 4.171%, 8/25/37 (l)	317,836	249,141
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB14 A4 5.481%, 12/12/44 (l)	25,664	25,674
Series 2006-CB15 A4 5.814%, 6/12/43 (l)	168,754	171,300
Series 2006-CB16 A4 5.552%, 5/12/45	178,912	182,094
Series 2006-LDP7 A4 5.911%, 4/15/45 (l)	228,630	231,413
Series 2006-LDP8 A4 5.399%, 5/15/45	190,030	192,924
Series 2006-LDP9 A1A 5.257%, 5/15/47	121,102	124,096
Series 2010-C2 A2 3.616%, 11/15/43 (b)§	180,000	186,751
Series 2010-CNTR A1 3.300%, 8/5/32§	98,836	102,247
Series 2011-C3 A3 4.388%, 2/15/46§	165,000	174,403
Series 2011-C4 A2 3.341%, 7/15/46§	169,625	170,529
Series 2011-PLSD A1 2.190%, 11/13/28§	92,309	92,722
Series 2011-PLSD A2 3.364%, 11/13/28§	175,000	178,365
Lehman Brothers Small Balance Commercial,
Series 2005-2A 1A 0.447%, 9/25/30 (l)§	166,744	153,544
Lehman XS Trust,
Series 2005-5N 3A1A 0.497%, 11/25/35 (l)	184,839	156,767
Series 2007-4N 1A2A 0.357%, 3/25/47 (l)	432,285	343,648
Merrill Lynch Mortgage Investors Trust,
Series 2004-HB1 A3 2.155%, 4/25/29 (l)	181,804	177,616
Series 2005-A9 2A1E 2.662%, 12/25/35 (l)	175,886	162,733
Merrill Lynch Mortgage Trust,
Series 2005-LC1 AM 5.301%, 1/12/44 (l)	80,000	80,200
Series 2006-C1 A4 5.674%, 5/12/39 (l)	260,000	261,658
Series 2007-C1 A3 5.837%, 6/12/50 (l)	118,888	118,689

ML-CFC Commercial Mortgage Trust,
Series 2007-6 A2 5.331%, 3/12/51	$144,354	$144,354
Morgan Stanley Capital I Trust,
Series 2005-T17 AJ 4.840%, 12/13/41 (l)	24,926	24,896
Series 2006-HQ8 A4 5.415%, 3/12/44 (l)	21,907	21,907
Series 2007-IQ14 A2 5.610%, 4/15/49	183,997	184,263
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	170,000	176,883
Series 2011-C3 A2 3.224%, 7/15/49	344,665	348,740
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	30,000	32,953
RALI Trust,
Series 2006-QA2 1A1 0.447%, 2/25/36 (l)	289,972	196,888
Series 2006-QA5 1A1 0.377%, 7/25/36 (l)	279,481	178,615
Residential Asset Securitization Trust,
Series 2005-A10 A4 5.500%, 9/25/35	148,391	131,225
Sequoia Mortgage Trust,
Series 2004-12 A1 0.734%, 1/20/35 (l)	172,425	155,652
Series 2004-6 A1 1.880%, 7/20/34 (l)	168,321	161,179
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20 1A1 2.470%, 1/25/35 (l)	194,075	184,384
Series 2005-12 3A1 2.517%, 6/25/35 (l)	162,604	150,097
Series 2005-15 1A1 2.551%, 7/25/35 (l)	211,551	168,066
Series 2005-16XS A1 0.537%, 8/25/35 (l)	175,988	159,348
Series 2005-17 5A1 5.150%, 8/25/35 (l)	201,214	178,623
Structured Asset Mortgage Investments II Trust,
Series 2006-AR6 1A3 0.387%, 7/25/46 (l)	579,041	381,420
Series 2006-AR7 A10 0.397%, 8/25/36 (l)	222,358	183,309
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11 A5 5.169%, 1/15/41 (l)	189,081	188,905
Series 2005-C17 G 5.607%, 3/15/42 (l)§	56,369	56,369
Series 2006-C23 A4 5.418%, 1/15/45 (l)	6,727	6,727
Series 2006-C26 A3 6.011%, 6/15/45 (l)	131,000	132,684
Series 2007-C30 A3 5.246%, 12/15/43	50,667	50,745
Series 2007-C30 A5 5.342%, 12/15/43	175,000	180,987
Series 2007-C30 APB 5.294%, 12/15/43	81,200	81,650

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount		Value (Note 1)

Series 2007-C32 A2 5.708%, 6/15/49 (l)		$179,324	$180,340
Series 2007-C32 APB 5.713%, 6/15/49 (l)		152,286	154,070
Wachovia Mortgage Loan Trust,
Series 2006-AMN1 A3 0.437%, 8/25/36 (l)		256,860	166,781
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR11 A1A 0.517%, 8/25/45 (l)		175,042	161,802
Series 2005-AR13 A1A1 0.487%, 10/25/45 (l)		175,143	162,885
Series 2005-AR8 2A1A 0.487%, 7/25/45 (l)		176,910	165,207
Series 2006-AR3 A1A 1.222%, 2/25/46 (l)		182,255	165,950
Series 2007-HY3 1A1 2.088%, 3/25/37 (l)		194,897	161,422
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2007-OA1 2A 0.942%, 12/25/46 (l)		327,809	219,234
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR10 5A6 2.737%, 7/25/36 (l)		333,872	314,168
Series 2006-AR12 1A1 2.735%, 9/25/36 (l)		176,778	167,222
Series 2006-AR4 1A1 5.842%, 4/25/36 (l)		164,163	154,475
WF-RBS Commercial Mortgage Trust,
Series 2011-C2 A2 3.791%, 2/15/44§		123,940	124,050
Series 2011-C3 A2 3.240%, 3/15/44§		148,918	149,906
Series 2011-C4 A2 3.454%, 6/15/44§		199,041	200,667

			14,249,402

Total Asset-Backed and Mortgage-Backed Securities			25,870,632

Corporate Bonds (18.1%)
Consumer Discretionary (0.4%)
Hotels, Restaurants & Leisure (0.1%)
Churchill Downs, Inc. 5.375%, 12/15/21		34,000	35,020
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21		70,000	73,444

			108,464

Media (0.3%)
CCO Safari II LLC
6.484%, 10/23/45§		90,000	93,222
Charter Communications/CCO Safari III LLC Term Loan
4.000%, 1/23/23		100,000	99,797

			193,019

Total Consumer Discretionary			301,483

Consumer Staples (0.2%)
Beverages (0.1%)
DS Services of America, Inc.
10.000%, 9/1/21 (b)§		$35,000	$40,267

Food & Staples Retailing (0.1%)
CVS Health Corp.
4.875%, 7/20/35		70,000	73,257

Total Consumer Staples			113,524

Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Boardwalk Pipelines LP
5.750%, 9/15/19		100,000	104,563
BP Capital Markets plc
3.506%, 3/17/25		70,000	70,455
Enbridge Energy Partners LP
5.875%, 10/15/25		40,000	40,148
Petrobras Global Finance B.V.
3.500%, 2/6/17		100,000	96,250
7.875%, 3/15/19		200,000	189,500
Regency Energy Partners LP/Regency Energy Finance Corp.
5.000%, 10/1/22		150,000	145,296
Sabine Pass LNG LP
7.500%, 11/30/16		100,000	103,190
Texas Eastern Transmission LP
2.800%, 10/15/22§		100,000	94,542

Total Energy			843,944

Financials (11.0%)
Banks (5.7%)
ABN AMRO Bank N.V.
4.750%, 7/28/25§		200,000	201,975
Bank of America Corp.
3.875%, 8/1/25		600,000	610,058
Barclays Bank plc
5.000%, 9/22/16		75,000	77,614
7.625%, 11/21/22		200,000	228,260
Capital One Bank USA N.A.
1.150%, 11/21/16		140,000	139,581
CIT Group, Inc.
5.250%, 3/15/18		35,000	36,708
Citigroup, Inc.
5.300%, 1/7/16		100,000	100,795
1.300%, 11/15/16		175,000	175,473
5.950%, 12/31/49 (l)		200,000	192,600
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
8.375%, 12/31/49 (l)(m)		100,000	104,250
Credit Agricole S.A.
7.500%, 4/29/49 (l)(m)	GBP	100,000	151,092
Credit Suisse Group Funding Guernsey Ltd.
3.750%, 3/26/25§		$250,000	244,185
Discover Bank/Delaware
2.000%, 2/21/18		75,000	74,582
HBOS plc
1.027%, 9/30/16 (l)		75,000	74,625
HSBC Holdings plc
6.375%, 12/31/49 (l)		200,000	198,500
ICICI Bank Ltd.
6.375%, 4/30/22 (l)(m)		100,000	102,592

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount	Value (Note 1)

JPMorgan Chase & Co.
3.150%, 7/5/16	$150,000	$152,366
2.550%, 10/29/20	105,000	104,559
3.900%, 7/15/25	375,000	384,013
KBC Bank N.V.
8.000%, 1/25/23 (l)(m)	200,000	221,000
Royal Bank of Scotland Group plc
1.875%, 3/31/17	90,000	89,775
7.500%, 12/31/49 (l)	100,000	103,500
Santander UK Group Holdings plc
2.875%, 10/16/20	85,000	85,123
Wells Fargo & Co.
2.600%, 7/22/20	100,000	100,834

		3,954,060

Capital Markets (1.8%)
Goldman Sachs Group, Inc.
0.769%, 3/22/16 (l)	350,000	350,047
3.500%, 1/23/25	100,000	98,662
Morgan Stanley
5.550%, 4/27/17	100,000	105,877
5.625%, 9/23/19	200,000	223,319
3.875%, 4/29/24	100,000	102,783
UBS AG
5.875%, 7/15/16	135,000	139,330
7.250%, 2/22/22 (l)(m)	200,000	209,000

		1,229,018

Consumer Finance (0.7%)
American Express Credit Corp.
2.800%, 9/19/16	100,000	101,816
Ford Motor Credit Co. LLC
8.000%, 12/15/16	150,000	160,286
3.157%, 8/4/20	200,000	202,145

		464,247

Diversified Financial Services (0.6%)
Bank of America N.A.
5.300%, 3/15/17	300,000	314,609
Fresenius Medical Care U.S. Finance II, Inc.
4.750%, 10/15/24§	50,000	50,500
Shell International Finance B.V.
3.250%, 5/11/25	50,000	49,951

		415,060

Insurance (0.1%)
ZFS Finance USA Trust II
6.450%, 12/15/65 (l)(b)§	100,000	101,000

Real Estate Investment Trusts (REITs) (2.1%)
AvalonBay Communities, Inc.
5.750%, 9/15/16	150,000	155,711
DDR Corp.
9.625%, 3/15/16	100,000	102,937
ERP Operating LP
5.125%, 3/15/16	175,000	177,758
HCP, Inc.
6.300%, 9/15/16	200,000	208,027
Realty Income Corp.
5.500%, 11/15/15	140,000	140,183
Reckson Operating Partnership LP
6.000%, 3/31/16	150,000	152,847

Ventas Realty LP
4.125%, 1/15/26	$125,000	$124,883
WEA Finance LLC/Westfield UK & Europe Finance plc
2.700%, 9/17/19§	200,000	198,879
Welltower, Inc.
3.625%, 3/15/16	175,000	176,806

		1,438,031

Total Financials		7,601,416

Health Care (1.6%)
Biotechnology (0.3%)
Amgen, Inc.
2.300%, 6/15/16	125,000	126,145
Biogen, Inc.
3.625%, 9/15/22	55,000	55,953
Gilead Sciences, Inc.
4.500%, 2/1/45	50,000	48,498

		230,596

Health Care Equipment & Supplies (0.5%)
BioMed Realty LP
3.850%, 4/15/16	150,000	151,222
Boston Scientific Corp.
3.850%, 5/15/25	100,000	99,466
Zimmer Biomet Holdings, Inc.
3.550%, 4/1/25	100,000	98,411

		349,099

Health Care Providers & Services (0.3%)
DaVita HealthCare Partners, Inc.
5.000%, 5/1/25	100,000	99,270
HCA, Inc.
4.750%, 5/1/23	70,000	72,100
Tenet Healthcare Corp.
3.837%, 6/15/20 (l)§	35,000	34,839

		206,209

Pharmaceuticals (0.5%)
AbbVie, Inc.
1.200%, 11/6/15	100,000	100,004
3.600%, 5/14/25	100,000	98,079
Actavis Funding SCS
3.800%, 3/15/25	70,000	69,377
Valeant Pharmaceuticals International, Inc.
5.500%, 3/1/23§	50,000	42,000

		309,460

Total Health Care		1,095,364

Industrials (1.1%)
Airlines (0.8%)
American Airlines, Inc.
5.250%, 1/31/21	135,969	145,657
Continental Airlines Pass Through Trust
6.648%, 3/15/19	126,228	129,936
Delta Air Lines, Inc.
6.718%, 1/2/23	185,194	211,006
United Airlines, Inc., Class A
9.750%, 1/15/17	78,874	84,149

		570,748

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount		Value (Note 1)

Trading Companies & Distributors (0.3%)
International Lease Finance Corp.
7.125%, 9/1/18§		$150,000	$166,125

Total Industrials			736,873

Information Technology (0.2%)
IT Services (0.1%)
First Data Corp.
5.375%, 8/15/23§		35,000	35,612

Software (0.1%)
Microsoft Corp.
4.450%, 11/3/45		70,000	70,975

Total Information Technology			106,587

Materials (0.1%)
Containers & Packaging (0.1%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
5.750%, 10/15/20		70,000	72,716

Total Materials			72,716

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.
0.699%, 2/12/16 (l)		100,000	99,957
4.350%, 6/15/45		75,000	64,935
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, 4/30/21		50,000	52,595
5.125%, 5/1/23§		20,000	19,925
Intelsat Jackson Holdings S.A.
7.250%, 4/1/19		17,000	15,980
Verizon Communications, Inc.
2.500%, 9/15/16		50,000	50,645
5.150%, 9/15/23		200,000	222,944
4.862%, 8/21/46		125,000	119,545

			646,526

Wireless Telecommunication Services (0.2%)
Sprint Communications, Inc.
9.000%, 11/15/18§		30,000	32,985
Sprint Corp.
7.875%, 9/15/23		35,000	32,375
T-Mobile USA, Inc.
6.250%, 4/1/21		35,000	36,134

			101,494

Total Telecommunication Services			748,020

Utilities (1.2%)
Electric Utilities (0.7%)
Duke Energy Progress LLC
3.250%, 8/15/25		100,000	101,907
Florida Power & Light Co.
4.050%, 10/1/44		100,000	99,955
Jersey Central Power & Light Co.
5.625%, 5/1/16		100,000	101,959
Northern States Power Co.
4.125%, 5/15/44		100,000	99,479

Public Service Co. of New Mexico
3.850%, 8/1/25		$100,000	$99,812

			503,112

Gas Utilities (0.3%)
Perusahaan Gas Negara Persero Tbk PT
5.125%, 5/16/24§		200,000	196,400

Multi-Utilities (0.2%)
Berkshire Hathaway Energy Co.
5.150%, 11/15/43		100,000	107,519

Total Utilities			807,031

Total Corporate Bonds			12,426,958

Government Securities (15.8%)
Agency CMO (7.5%)
Federal Farm Credit Bank
0.400%, 5/30/17 (l)		350,000	349,571
0.275%, 12/28/16		285,000	286,197
Federal Home Loan Mortgage Corp.
0.199%, 4/20/17 (l)		350,000	349,974
Federal National Mortgage Association
0.214%, 7/20/17 (l)		350,000	349,456
0.204%, 10/5/17 (l)		350,000	349,321
2.800%, 3/1/18		167,816	172,574
0.455%, 5/25/18 (l)		275,785	275,658
0.425%, 6/25/18 (l)		236,378	236,201
3.790%, 10/1/19		81,909	87,509
4.550%, 10/1/19		78,005	85,459
4.910%, 10/1/19		64,292	71,162
4.520%, 11/1/19		64,705	70,912
0.540%, 4/25/20 (l)		174,599	174,417
3.414%, 10/1/20		84,278	89,919
3.619%, 12/1/20		81,154	86,879
3.766%, 12/1/20		80,132	86,235
1.234%, 7/25/21 IO (l)		1,421,504	83,174
0.505%, 10/25/21 (l)		62,219	62,473
FHLMC Multifamily Structured Pass Through Certificates
1.168%, 4/25/20 IO (l)		917,127	35,259
0.747%, 7/25/20 (l)		121,455	121,800
0.579%, 5/25/22 (l)		174,955	174,955
0.456%, 6/25/22 IO (l)		1,589,894	33,893
Government National Mortgage Association
2.800%, 1/16/34		157,657	158,404
2.450%, 2/16/39		75,252	75,641
3.810%, 8/16/39		96,592	96,971
3.992%, 9/16/43		170,526	174,331
3.500%, 3/15/45		983,413	1,031,008

			5,169,353

Foreign Governments (2.5%)
Hellenic Republic Government Bond
3.375%, 7/17/17 (b)(m)	EUR	200,000	202,468
3.800%, 8/8/17	JPY	5,000,000	36,499
4.750%, 4/17/19 (m)	EUR	100,000	100,149
Republic of Croatia
6.625%, 7/14/20 (m)		$100,000	108,600
Republic of Slovenia
5.850%, 5/10/23 (m)		300,000	345,316
Romanian Government International Bond
4.875%, 1/22/24 (m)		90,000	97,875

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Principal Amount		Value (Note 1)

Spain Government Bond
5.150%, 10/31/44 (b)(m)	EUR	400,000	$643,957
United Mexican States
3.500%, 1/21/21		$200,000	205,750

			1,740,614

Municipal Bonds (0.4%)
City of New York, General Obligation Bonds Series D
5.985%, 12/1/36		100,000	121,782
New York City Transitional Finance Authority
5.267%, 5/1/27		115,000	132,410

			254,192

U.S. Treasuries (5.4%)
U.S. Treasury Bonds
0.750%, 2/15/45 TIPS		151,806	135,000
3.000%, 5/15/45		200,000	202,356
U.S. Treasury Notes
0.097%, 7/31/17#(l)		600,000	599,340
0.125%, 7/15/24 TIPS		2,910,614	2,788,620

			3,725,316

Total Government Securities			10,889,475

Total Long-Term Debt Securities (71.5%) (Cost $49,145,541)			49,187,065

SHORT-TERM INVESTMENTS:
Government Securities (27.4%)
Federal Home Loan Bank
0.09%, 11/30/15 (o)(p)		230,000	229,982
0.11%, 1/14/16 (o)(p)		335,000	334,921
0.12%, 1/15/16 (o)(p)		100,000	99,975
Federal Home Loan Mortgage Corp.
0.10%, 1/6/16 (o)(p)		1,330,000	1,329,760
0.10%, 1/8/16 (o)(p)		1,325,000	1,324,743
0.22%, 2/22/16 (o)(p)		400,000	399,720
Federal National Mortgage Association
0.15%, 2/2/16 (o)(p)		100,000	99,960
0.18%, 2/8/16 (o)(p)		100,000	99,951
U.S. Treasury Bills
0.07%, 1/7/16#(p)		1,445,000	1,444,815
0.08%, 1/14/16 (p)		13,490,000	13,487,677
0.10%, 2/4/16#(p)		10,000	9,997

Total Government Securities			18,861,501

Total Short-Term Investments (27.4%) (Cost $18,859,982)			18,861,501

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Option Purchased (0.0%)
Foreign Currency Option November 2015 USD versus JPY
(Strike Price: JPY 122.50)*		300,000	549

			549

Interest Rate Swaptions Purchased (0.2%)
Call Interest Rate Swaptions Purchased Payable (0.1%)
JPMorgan Chase & Co.
30 years, September 2016 @ 3.35% v. 3 Month LIBOR*		300,000	4,449

Deutsche Bank AG
1 year, February 2019 @ 2.90% v. 3 Month LIBOR*		7,600,000	$1,019
JPMorgan Chase & Co.
30 years, November 2017 @ 3.75% v. 3 Month LIBOR*		1,500,000	35,718

			41,186

Put Interest Rate Swaptions Purchased Receivable (0.1%)
Credit Suisse
5 years, September 2016 @ 1.50% v. 3 Month LIBOR*		3,500,000	26,431
Deutsche Bank AG
2 years, January 2016 @ 0.95% v. 3 Month LIBOR*		3,700,000	7,560
JPMorgan Chase & Co.
2 years, December 2015 @ 0.95% v. 3 Month LIBOR*		13,900,000	26,892

			60,883

Put Options Purchased (0.0%)
Foreign Currency Option December 2015 EUR versus USD
(Strike Price: USD 1.09)*		613,000	5,378
Foreign Currency Option August 2016 USD versus CNY
(Strike Price: CNY 6.41)*		500,000	7,085

			12,463

Total Options Purchased (0.2%) (Cost $139,371)			115,081

Total Investments Before Options Written and Securities Sold Short (99.1%) (Cost $68,144,894)			68,163,647

OPTIONS WRITTEN:
Call Options Written (0.0%)
Credit Default Swap Index Option (CDX.NA.IG-24 5-Year Index)
November 2015 @ 0.95%*		(300,000)	(81)
Foreign Currency Option December 2015 EUR versus USD
(Strike Price: USD 1.15)*		(613,000)	(612)
Foreign Currency Option August 2016 USD versus CNY
(Strike Price: CNY 6.90)*		(500,000)	(4,893)

			(5,586)

Interest Rate Swaptions Written (-0.2%)
Call Interest Rate Swaptions Written Payable (-0.2%)
Credit Suisse
30 years, September 2016 @ 2.27% v. 3 Month LIBOR*		(800,000)	(26,057)
JPMorgan Chase & Co.
10 years, December 2015 @ 2.30% v. 3 Month LIBOR*		(3,000,000)	(62,735)
30 years, September 2016 @ 2.25% v. 3 Month LIBOR*		(300,000)	(9,484)

			(98,276)

Put Interest Rate Swaptions Written Receivable (0.0%)
Deutsche Bank AG
1 year, February 2016 @ 2.50% v. 3 Month LIBOR*		(7,900,000)	(1,263)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

	Number of Contracts	Value (Note 1)

JPMorgan Chase & Co.
5 years, November 2017 @ 3.53% v. 3 Month LIBOR*	(6,500,000)	$(33,065)

		(34,328)

Put Options Written (0.0%)
Credit Default Swap Index Option (CDX.NA.IG-24 5-Year Index)
November 2015 @ 0.70%*	(300,000)	(33)
November 2015 @ 1.10%*	(500,000)	(19)
Foreign Currency Option December 2015 EUR versus USD
(Strike Price: USD 1.05)*	(613,000)	(826)

		(878)

Total Options Written (-0.2%) (Premiums Received $160,261)		(139,068)

Total Investments before Securities Sold Short (98.9%) (Cost $67,984,633)		68,024,579

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Agency CMO (-9.2%)
Federal National Mortgage Association
3.000%, 11/25/45 TBA	$(1,000,000)	(1,010,860)
3.500%, 11/25/45 TBA	(2,000,000)	(2,081,718)
4.000%, 11/25/45 TBA	(3,000,000)	(3,193,828)

Total Securities Sold Short (-9.2%) (Proceeds Received $6,297,656)		(6,286,406)

Total Investments after Options Written and Securities Sold Short (89.7%) (Cost $61,686,977)		61,738,173
Other Assets Less Liabilities (10.3%)		7,030,493

Net Assets (100%)		$68,768,666

*	Non-income producing.
†	Security (totaling $167,654 or 0.2% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures and or swaps contracts with a total collateral value of $312,996.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2015, the market value of these securities amounted to $6,121,878 or 8.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2015. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of October 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2015, the market value of these securities amounted to $2,286,299 or 3.3% of net assets.
(o)	Discount Note Security. Effective rate calculated as of October 31, 2015.
(p)	Yield to maturity.

Glossary:

BRL	— Brazilian Real
CMO	— Collateralized Mortgage Obligation
CNY	— Chinese Yuan
EUR	— European Currency Unit
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
TBA	— To Be Announced; Security is subject to delayed delivery
TIPS	— Treasury Inflation Protected Security
USD	— U.S. Dollar

At October 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 10/31/2015	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	1	December-15	$128,469	$127,688	$(781)
5 Year U.S. Treasury Notes	14	December-15	1,686,016	1,676,828	(9,188)
90 Day Eurodollar	34	December-15	8,466,850	8,465,575	(1,275)
Euro-BTP	3	December-15	441,062	458,356	17,294
Euro-Bund	4	December-15	692,693	691,504	(1,189)

					$4,861

Sales
10 Year U.S. Treasury Notes	2	December-15	$255,683	$255,375	$308
90 Day Eurodollar	7	June-16	1,739,150	1,738,012	1,138
90 Day Eurodollar	7	September-16	1,736,613	1,735,213	1,400
90 Day Eurodollar	69	December-16	17,091,300	17,075,775	15,525
90 Day Eurodollar	7	March-17	1,731,537	1,729,875	1,662
Long Gilt Bond	1	December-15	182,105	181,524	581
U.S. Long Bond	2	December-15	309,076	312,875	(3,799)
U.S. Ultra Bond	2	December-15	316,730	319,500	(2,770)

					$14,045

					$18,906

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

At October 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 11/3/15	Bank of America	502	$357,976	$357,926	$50
Brazilian Real vs. U.S. Dollar, expiring 12/2/15	Bank of America	52	13,258	13,000	258
Brazilian Real vs. U.S. Dollar, expiring 12/2/15	Deutsche Bank AG	584	149,904	147,000	2,904
Chinese Renminbi vs. U.S. Dollar, expiring 11/3/15	Bank of America	5,310	840,446	835,552	4,894
European Union Euro vs. U.S. Dollar, expiring 11/12/15	Bank of America	624	686,255	697,774	(11,519)
European Union Euro vs. U.S. Dollar, expiring 11/12/15	Bank of America	490	538,886	553,438	(14,552)
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	23	25,295	26,299	(1,004)
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	298	327,731	331,379	(3,648)
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	22	24,195	24,225	(30)
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	Credit Suisse	145,200	1,203,292	1,211,313	(8,021)
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	Goldman Sachs Group, Inc.	4,821	39,955	40,000	(45)
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	JPMorgan Chase Bank	34,719	287,721	288,000	(279)
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	JPMorgan Chase Bank	145,200	1,203,292	1,202,770	522
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	JPMorgan Chase Bank	34,714	287,678	288,000	(322)
Japanese Yen vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	140,200	1,161,936	1,167,141	(5,205)
Korean Won vs. U.S. Dollar, expiring 11/27/15	Credit Suisse	31,642	27,732	28,000	(268)
Korean Won vs. U.S. Dollar, expiring 11/27/15	Credit Suisse	122,062	106,980	108,000	(1,020)
Korean Won vs. U.S. Dollar, expiring 11/27/15	Credit Suisse	245,622	215,275	217,000	(1,725)
Korean Won vs. U.S. Dollar, expiring 11/27/15	Credit Suisse	122,040	106,961	108,000	(1,039)
Korean Won vs. U.S. Dollar, expiring 1/21/16	Bank of America	193,789	169,542	171,000	(1,458)
Korean Won vs. U.S. Dollar, expiring 1/21/16	Deutsche Bank AG	521,366	456,132	458,444	(2,312)
Mexican Peso vs. U.S. Dollar, expiring 12/18/15	JPMorgan Chase Bank	780	47,066	46,429	637
Singapore Dollar vs. U.S. Dollar, expiring 12/10/15	Credit Suisse	48	34,220	34,765	(545)

					$(43,727)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 11/3/15	Deutsche Bank AG	502	$349,980	$357,976	$(7,996)
Australian Dollar vs. U.S. Dollar, expiring 12/2/15	Bank of America	502	357,419	357,440	(21)
British Pound vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	115	176,354	177,274	(920)
British Pound vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	5	7,610	7,708	(98)
Canadian Dollar vs. U.S. Dollar, expiring 11/12/15	Deutsche Bank AG	85	64,503	65,001	(498)
Chinese Renminbi vs. U.S. Dollar, expiring 11/3/15	Credit Suisse	2,575	419,000	407,526	11,474
Chinese Renminbi vs. U.S. Dollar, expiring 11/3/15	Deutsche Bank AG	2,735	445,000	432,920	12,080
Chinese Renminbi vs. U.S. Dollar, expiring 11/16/15	Bank of America	5,310	833,781	839,831	(6,050)
Chinese Renminbi vs. U.S. Dollar, expiring 11/16/15	Bank of America	2,218	347,586	350,768	(3,182)
Chinese Renminbi vs. U.S. Dollar, expiring 11/16/15	Credit Suisse	2,365	364,832	374,115	(9,283)
Chinese Renminbi vs. U.S. Dollar, expiring 8/19/16	Bank of America	1,972	300,000	307,877	(7,877)
Chinese Renminbi vs. U.S. Dollar, expiring 8/19/16	Deutsche Bank AG	1,313	200,000	205,002	(5,002)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	20	$21,922	$21,995	$(73)
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	17	19,203	18,696	507
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	13	14,961	14,297	664
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	2,225	2,481,163	2,446,983	34,180
European Union Euro vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	289	321,082	317,833	3,249
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	Credit Suisse	145,200	1,211,313	1,203,292	8,021
Japanese Yen vs. U.S. Dollar, expiring 11/4/15	Deutsche Bank AG	145,200	1,208,320	1,203,292	5,028
Japanese Yen vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	40,300	334,615	333,994	621
Japanese Yen vs. U.S. Dollar, expiring 11/12/15	JPMorgan Chase Bank	33,400	277,305	276,809	496
Japanese Yen vs. U.S. Dollar, expiring 12/2/15	JPMorgan Chase Bank	145,200	1,203,112	1,203,587	(475)
Korean Won vs. U.S. Dollar, expiring 11/27/15	Deutsche Bank AG	521,366	459,191	456,948	2,243
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	716,326	609,017	626,698	(17,681)
Mexican Peso vs. U.S. Dollar, expiring 12/18/15	Credit Suisse	610	35,825	36,801	(976)
Singapore Dollar vs. U.S. Dollar, expiring 12/10/15	JPMorgan Chase Bank	609	422,933	433,912	(10,979)
Taiwan Dollar vs. U.S. Dollar, expiring 12/4/15	JPMorgan Chase Bank	8,502	259,208	261,908	(2,700)

					$4,752

					$(38,975)

Options Written:

Options written through the period ended October 31, 2015 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – Beginning of Period	—	$—
Options Written	21,326,000	160,261
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – End of Period	21,326,000	$160,261

Centrally Cleared Credit Default Swap Index Contracts-Sell Protection

Swap Counterparty	Reference Obligation	Contract Annual Fixed Rate	Notional Amount	Upfront Premium Received (Paid)	Maturity Date	Implied Credit Spreads as of 10/31/15	Unrealized Appreciation/ (Depreciation)	Market Value
Credit Suisse	CDX North America High Yield Index	5%	$400,000	$10,092	12/20/20	0.430%	$4,716	$14,808
Credit Suisse	CDX North America High Yield Index	5	100,000	(140)	12/20/20	0.430	3,842	3,702
Credit Suisse	CDX North America High Yield Index	5	100,000	30	12/20/20	0.430	3,673	3,703
Credit Suisse	CDX North America High Yield Index	5	100,000	1,303	12/20/20	0.430	2,400	3,703
Credit Suisse	CDX North America High Yield Index	5	100,000	1,828	12/20/20	0.430	1,875	3,703
Credit Suisse	CDX North America High Yield Index	5	100,000	2,055	12/20/20	0.430	1,647	3,702
Credit Suisse	CDX North America High Yield Index	5	100,000	1,928	12/20/20	0.430	1,774	3,702
Credit Suisse	CDX North America High Yield Index	5	100,000	2,686	12/20/20	0.430	1,016	3,702

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Swap Counterparty	Reference Obligation	Contract Annual Fixed Rate	Notional Amount	Upfront Premium Received (Paid)	Maturity Date	Implied Credit Spreads as of 10/31/15	Unrealized Appreciation/ (Depreciation)	Market Value
Credit Suisse	CDX North America High Yield Index	5%	$100,000	3,032	12/20/20	0.430%	$670	$3,702
Credit Suisse	CDX North America High Yield Index	5	100,000	2,809	12/20/20	0.430	893	3,702
Morgan Stanley	CDX North America High Yield Index	5	1,600,000	107,667	6/20/20	0.036	(7,674)	99,993
Morgan Stanley	CDX North America Investment Grade Index	1	2,100,000	32,665	6/20/20	0.007	(6,665)	26,000
Morgan Stanley	CDX North America Investment Grade Index	1	2,200,000	20,162	12/20/20	0.008	5,112	25,274
Morgan Stanley	CDX North America High Yield Index	5	300,000	10,373	6/20/20	0.036	8,376	18,749
Morgan Stanley	CDX North America Investment Grade Index	1	1,000,000	8,030	12/20/20	0.008	3,458	11,488
Morgan Stanley	CDX North America Investment Grade Index	1	900,000	2,303	12/20/20	0.008	8,037	10,340
Morgan Stanley	CDX North America Investment Grade Index	1	400,000	3,920	12/20/20	0.008	675	4,595
Morgan Stanley	CDX North America Investment Grade Index	1	400,000	3,865	12/20/20	0.008	731	4,596
Morgan Stanley	CDX North America Investment Grade Index	1	300,000	2,200	12/20/20	0.008	1,246	3,446
Morgan Stanley	CDX North America Investment Grade Index	1	300,000	2,890	12/20/20	0.008	556	3,446
Morgan Stanley	CDX North America Investment Grade Index	1	300,000	3,276	12/20/20	0.008	170	3,446
Morgan Stanley	CDX North America Investment Grade Index	1	200,000	1,695	12/20/20	0.008	603	2,298
Morgan Stanley	CDX North America Investment Grade Index	1	200,000	1,833	12/20/20	0.008	464	2,297

				$226,502			$37,595	$264,097

Inflation-Linked Swaps

	Rates Exchange
Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
Deutsche Bank AG	0.74%	HICPXT Index	EUR	2,200,000	1/26/20	$18,927	$(17,947)	$980
Deutsche Bank AG	1 month UK-RPI	3.55%	GBP	200,000	12/11/44	—	24,231	24,231

						$18,927	$6,284	$25,211

Glossary:

HICPXT	— Harmonised Index of Consumer Prices ex Tobacco
UK-RPI	— United Kingdom Retail Price Index

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Interest Rate Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
Bank of America	1 Day CDI	12.230%	BRL	8,832,543	1/4/21	$37,891	$(483,447)	$(445,556)
Credit Suisse	1 Day CDI	12.560%		445,947	1/4/21	(96)	(19,746)	(19,842)
Deutsche Bank AG	1 Day CDI	12.600%		2,423,314	1/4/21	206	(98,714)	(98,508)
Deutsche Bank AG	1 Day CDI	12.810%		149,796	1/4/21	(66)	(5,938)	(6,004)

						$37,935	$(607,845)	$(569,910)

Centrally Cleared Interest Rate Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
Goldman Sachs & Co.	1.50% semi-annually	3 month LIBOR quarterly		$3,300,000	12/16/17	$(38,339)	$338	$(38,001)
Goldman Sachs & Co.	2.750% semi-annually	3 month LIBOR quarterly		300,000	12/16/45	(7,869)	(4,636)	(12,505)
Goldman Sachs & Co.	2.250% semi-annually	3 month LIBOR quarterly		600,000	12/16/22	(378)	(16,115)	(16,493)
Goldman Sachs & Co.	2.750% semi-annually	3 month LIBOR quarterly		200,000	12/16/45	(1,328)	(7,009)	(8,337)
Goldman Sachs & Co.	2.750% semi-annually	3 month LIBOR quarterly		150,000	12/16/45	(4,262)	(1,991)	(6,253)
Morgan Stanley	2.0% semi-annually	6 month LIBOR semi-annually	GBP	400,000	3/18/22	(5,612)	(8,218)	(13,830)
Morgan Stanley	0.750% annually	6 month EURIBOR semi-annually	EUR	1,100,000	9/16/25	43,428	(28,371)	15,057
UBS AG	1.750% semi-annually	3 month LIBOR quarterly		$6,600,000	12/14/17	(47,269)	12,192	(35,077)
UBS AG	3 month LIBOR quarterly	2.0% semi-annually		700,000	12/16/20	12,637	2,368	15,005
UBS AG	3 month LIBOR quarterly	2.0% semi-annually		700,000	12/16/20	17,499	(2,494)	15,005
UBS AG	3 month LIBOR quarterly	2.50% semi-annually		800,000	12/16/25	24,441	4,720	29,161
UBS AG	1.750% semi-annually	3 month LIBOR quarterly		13,600,000	12/14/17	(14,902)	(57,378)	(72,280)
UBS AG	3 month LIBOR quarterly	2.250% semi-annually		1,300,000	12/16/22	(3,572)	39,306	35,734
UBS AG	1.250% semi-annually	3 month LIBOR quarterly		25,000,000	12/16/16	(78,503)	(76,550)	(155,053)
UBS AG	4 Week TIIE monthly	5.680% monthly	MXN	10,600,000	11/9/21	151	1,393	1,544
UBS AG	2.750% semi-annually	3 month LIBOR quarterly		$100,000	12/16/45	581	(4,749)	(4,168)
UBS AG	1.750% semi-annually	3 month LIBOR quarterly		7,000,000	12/16/18	(60,531)	(59,152)	(119,683)
UBS AG	2.750% semi-annually	3 month LIBOR quarterly		200,000	12/16/45	(1,850)	(6,486)	(8,336)
UBS AG	2.750% semi-annually	3 month LIBOR quarterly		200,000	12/16/45	(994)	(7,342)	(8,336)
UBS AG	2.750% semi-annually	3 month LIBOR quarterly		200,000	12/16/45	(1,241)	(7,096)	(8,337)
UBS AG	3 month LIBOR quarterly	2.250% semi-annually		600,000	12/16/22	(616)	17,109	16,493

						$(168,529)	$(210,161)	$(378,690)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$11,621,230	$—	$11,621,230
Non-Agency CMO	—	14,081,748	167,654	14,249,402
Centrally Cleared Interest Rate Swaps	—	77,426	—	77,426
Corporate Bonds
Consumer Discretionary	—	301,483	—	301,483
Consumer Staples	—	113,524	—	113,524
Energy	—	843,944	—	843,944
Financials	—	7,601,416	—	7,601,416
Health Care	—	1,095,364	—	1,095,364
Industrials	—	736,873	—	736,873
Information Technology	—	106,587	—	106,587
Materials	—	72,716	—	72,716
Telecommunication Services	—	748,020	—	748,020
Utilities	—	807,031	—	807,031
Credit Default Swaps	—	51,934	—	51,934
Forward Currency Contracts	—	87,828	—	87,828
Futures	37,908	—	—	37,908
Government Securities
Agency CMO	—	5,169,353	—	5,169,353
Foreign Governments	—	1,740,614	—	1,740,614
Municipal Bonds	—	254,192	—	254,192
U.S. Treasuries	—	3,725,316	—	3,725,316
Inflation-linked Swaps	—	24,231	—	24,231
Options Purchased
Call Options Purchased	—	549	—	549
Interest Rate Swaptions Purchased	—	102,069	—	102,069
Put Options Purchased	—	12,463	—	12,463
Short-Term Investments	—	18,861,501	—	18,861,501

Total Assets	$37,908	$68,237,412	$167,654	$68,442,974

Liabilities:
Centrally Cleared Interest Rate Swaps	$—	$(287,587)	$—	$(287,587)
Credit Default Swaps	—	(14,339)	—	(14,339)
Forward Currency Contracts	—	(126,803)	—	(126,803)
Futures	(19,002)	—	—	(19,002)
Government Securities
Agency CMO	—	(6,286,406)	—	(6,286,406)
Inflation-linked Swaps	—	(17,947)	—	(17,947)
Interest Rate Swaps	—	(607,845)	—	(607,845)
Options Written
Call Options Written	—	(5,586)	—	(5,586)
Interest Rate Swaptions Written	—	(132,604)	—	(132,604)
Put Options Written	—	(878)	—	(878)

Total Liabilities	$(19,002)	$(7,479,995)	$—	$(7,498,997)

Total	$18,906	$60,757,417	$167,654	$60,943,977

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Fair Values of Derivative Instruments as of October 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments*^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$241,634
Foreign exchange contracts	Receivables	100,840
Credit contracts	Receivables	51,934

Total		$394,408

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(1,064,985)
Foreign exchange contracts	Payables	(133,134)
Credit contracts	Payables	(14,472)

Total		$(1,212,591)

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(1,650)	$(64,774)	$—	$(107,216)	$(173,640)
Foreign exchange contracts	4,695	—	(69,207)	—	(64,512)
Credit contracts	(560)	—	—	(88,507)	(89,067)

Total	$2,485	$(64,774)	$(69,207)	$(195,723)	$(327,219)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(12,741)	$18,906	$—	$(811,722)	$(805,557)
Foreign exchange contracts	8,272	—	(38,975)	—	(30,703)
Credit contracts	1,372	—	—	37,595	38,967

Total	$(3,097)	$18,906	$(38,975)	$(774,127)	$(797,293)

* Includes cumulative appreciation / depreciation of futures contracts and centrally cleared swaps as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

^ The Fund held options, forward foreign currency, futures and swap contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns

The Fund held forward foreign currency contracts with an average settlement value of approximately $16,888,000 for four months, options with an average notional balance of approximately $251,000 for four months, swaps with an average notional balance of approximately $85,744,000 for four months and futures contracts with an average notional balance of approximately $35,248,000 for four months, during the period ended October 31, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of October 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$10,580	$(10,580)	$—	$—
Credit Suisse	45,926	(45,926)	—	—
Deutsche Bank AG	62,150	(62,150)	—	—
JPMorgan Chase Bank	108,484	(108,484)	—	—

Total	$227,140	$(227,140)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$529,544	$(10,580)	$293,000	$225,964
Credit Suisse	68,680	(45,926)	—	22,754
Deutsche Bank AG	144,563	(62,150)	—	82,413
Goldman Sachs & Co	45	—	—	45
JPMorgan Chase Bank	148,831	(108,484)	—	40,347

Total	$891,663	$(227,140)	$293,000	$371,523

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended October 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$66,523,338
Long-term U.S. government debt securities	6,042,893

$72,566,231

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$29,479,270
Long-term U.S. government debt securities	2,285,450

$31,764,720

As of October 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$370,219
Aggregate gross unrealized depreciation	(352,204)

Net unrealized appreciation	$18,015

Federal income tax cost of investments	$68,145,632

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investments at value (Cost $68,144,894)	$68,163,647
Cash	1,040,832
Foreign cash (Cost $26,155)	26,187
Cash held as collateral at broker	710,000
Receivable for forward commitments	6,297,656
Receivable for securities sold	2,303,391
Variation Margin on Centrally Cleared Swaps	39,377
Dividends, interest and other receivables	242,729
Due from Custodian	176,300
Unrealized appreciation on forward foreign currency contracts	87,828
Deferred offering cost	18,799
Market value on OTC swap contracts (Premiums received $18,927)	25,211
Due from broker for futures variation margin	3,519
Receivable for Fund Shares sold	18

Total assets	79,135,494

LIABILITIES
Securities sold short (Proceeds received $6,297,656)	6,286,406
Payable for securities purchased	2,952,627
Market value on OTC swap contracts (Premiums received $37,935)	569,910
Dividends and distributions payable	147,656
Options written, at value (Premiums received $160,261)	139,068
Unrealized depreciation on forward foreign currency contracts	126,803
Payable for return of cash collateral on swap contracts	60,000
Administrative fees payable	8,767
Investment management fees payable	4,978
Transfer agent fees payable	3,134
Payable for interest purchased	592
Trustees’ fees payable	497
Distribution fees payable – Class R	42
Distribution fees payable – Class A	21
Accrued expenses	66,327

Total liabilities	10,366,828

NET ASSETS	$68,768,666

Net assets were comprised of:
Paid in capital	69,999,409
Accumulated undistributed net investment income (loss)	(6,331)
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(469,379)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures, swaps and foreign currency translations	(755,033)

Net assets	$68,768,666

Class A
Net asset value and redemption price per share, $98,195 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.82
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share	$10.28

Class I
Net asset value and redemption price per share, $68,572,298 / 6,980,848 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.82

Class R
Net asset value and redemption price per share, $98,173 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.82

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Interest	$380,427

EXPENSES
Investment advisory fees	166,357
Professional fees	69,902
Administrative fees	31,192
Printing and mailing expenses	15,272
Custodian fees	10,500
Offering costs	8,834
Transfer agent fees	6,305
Trustees’ fees	1,941
Registration and filing fees	184
Distribution fees – Class R	158
Distribution fees – Class A	79
Miscellaneous	9,198

Gross expenses	319,922
Less: Waiver from investment adviser	(80,587)

Net expenses	239,335

NET INVESTMENT INCOME (LOSS)	141,092

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	21,315
Futures	(64,774)
Foreign currency transactions	(82,348)
Swaps	(195,723)
Options written	4,695
Securities sold short	(88,633)

Net realized gain (loss)	(405,468)

Change in unrealized appreciation (depreciation) on:
Investments	18,753
Futures	18,906
Foreign currency translations	(51,008)
Swaps	(774,127)
Options written	21,193
Securities sold short	11,250

Net change in unrealized appreciation (depreciation)	(755,033)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,160,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,019,409)

*	The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF CHANGES IN NET ASSETS

July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$141,092
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(405,468)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(755,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,019,409)

DIVIDENDS :
Dividends from net investment income
Class A	(256)
Class I	(219,894)
Class R	(199)

TOTAL DIVIDENDS :	(220,349)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 10,000 shares ]	100,000

Total Class A transactions	100,000

Class I
Capital shares sold [ 6,980,847 shares ]	69,808,418
Capital shares issued in reinvestment of dividends [ 1 shares ]	6

Total Class I transactions	69,808,424

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	70,008,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,768,666
NET ASSETS:
Beginning of period	—

End of period (a)	$68,768,666

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,331)

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

FINANCIAL HIGHLIGHTS

Class A	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.16)

Total from investment operations	(0.15)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$9.82

Total return (b)	(1.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98
Ratio of expenses to average net assets:
After waivers (a)	1.40%
Before waivers (a)	1.62%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.37	%(l)
Before waivers (a)	0.15	%(l)
Portfolio turnover rate (z)^	77%

Class I	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.17)

Total from investment operations	(0.15)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$9.82

Total return (b)	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$68,572
Ratio of expenses to average net assets:
After waivers (a)	1.15%
Before waivers (a)	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.68	%(l)
Before waivers (a)	0.47	%(l)
Portfolio turnover rate (z)^	77%

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.16)

Total from investment operations	(0.16)

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$9.82

Total return (b)	(1.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98
Ratio of expenses to average net assets:
After waivers (a)	1.65%
Before waivers (a)	1.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.12	%(l)
Before waivers (a)	(0.11	)%(l)
Portfolio turnover rate (z)^.	77%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with seven diversified funds in operation (each a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (“1290 Asset Managers” or “FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

The total amount of seed capital at the Funds’ commencement of operations is listed below:

Funds:	Commencement Date	Class	Seed capital
1290 Convertible Securities	7/6/15	Class A	$100,000
1290 Convertible Securities	7/6/15	Class I	19,800,000
1290 Convertible Securities	7/6/15	Class R	100,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class A	780,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class C	260,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class I	780,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class R	780,000
1290 Global Equity Managers	7/6/15	Class A	100,000
1290 Global Equity Managers	7/6/15	Class I	29,800,000
1290 Global Equity Managers	7/6/15	Class R	100,000
1290 High Yield Bond	11/12/14	Class A	9,030,000
1290 High Yield Bond	11/12/14	Class C	3,010,000
1290 High Yield Bond	11/12/14	Class I	9,030,000
1290 High Yield Bond	11/12/14	Class R	9,030,000
1290 Multi-Alternative Strategies	7/6/15	Class A	100,000
1290 Multi-Alternative Strategies	7/6/15	Class I	9,800,000
1290 Multi-Alternative Strategies	7/6/15	Class R	100,000
1290 SmartBeta Equity	11/12/14	Class A	3,030,000
1290 SmartBeta Equity	11/12/14	Class C	1,010,000
1290 SmartBeta Equity	11/12/14	Class I	3,030,000
1290 SmartBeta Equity	11/12/14	Class R	3,030,000
1290 Unconstrained Bond Managers	7/6/15	Class A	100,000
1290 Unconstrained Bond Managers	7/6/15	Class I	35,800,000
1290 Unconstrained Bond Managers	7/6/15	Class R	100,000

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The Trust issues four classes of shares, Class A, Class C, Class I and Class R on behalf of the following seven Funds: 1290 Convertible Securities Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Equity Managers Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund. Class C shares currently are not offered for sale.

The Class A, Class C and Class R shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Unconstrained Bond Managers Fund, and up to 5.50% for 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Equity Managers Fund, 1290 Multi-Alternative Strategies Fund and 1290 SmartBeta Equity Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class C shares are subject to a CDSC of 1% of the lesser of net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase.

1290 High Yield Bond Fund shares that are held for one month or less are subject to a 2.00% redemption fee based on the current net asset value on all classes subject to certain exceptions as described in the Fund’s prospectus. No such redemption fees were assessed during the period ended October 31, 2015.

The investment objectives of each Fund are as follows:

1290 Convertible Securities Fund (sub-advised by Palisade Capital Management, LLC) — Seeks a high level of total return.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management, Inc.) — Seeks to maximize capital appreciation.

1290 Global Equity Managers Fund (sub-advised by OppenheimerFunds, Inc. and Templeton Investment Counsel, LLC) — Seeks to achieve long-term growth of capital.

1290 High Yield Bond Fund (sub-advised by AXA Investment Managers, Inc., an affiliate of 1290 Asset Managers) — Seeks to maximize current income.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 SmartBeta Equity Fund (sub-advised by AXA Rosenberg Investment Management LLC, an affiliate of 1290 Asset Managers) — Seeks to achieve long-term capital appreciation.

1290 Unconstrained Bond Managers Fund (sub-advised by Pacific Investment Management Company LLC and TCW Investment Management Company) — Seeks to achieve maximum current income and total return over a full market cycle through opportunistic sector allocation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund will be valued at the net asset value of the shares of such funds as described in these Funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Centrally cleared swaps are priced using the value determined by the central counterparty (“CCP”) at the end of the day. If the CCP price is unavailable, a price provided by an approved pricing service will be used.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

During the period ended October 31, 2015, the 1290 Unconstrained Bond Managers Fund held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Fund, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Fund reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Funds’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Fund.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Funds. The Board has delegated the responsibility of calculating the NAVs of the Funds and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2015 is included in the Portfolios of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Funds’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Fund. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Sub-Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

evaluates variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements and any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of NAV for each applicable Fund when the Adviser deems that the particular event or circumstance would materially affect such Fund’s NAV. None of the Funds applied these procedures on October 31, 2015.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding tax) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods. Prior to the commencement of operations of the Trust, the following funds incurred both offering and organizational costs as detailed in the below tables. As the organizational costs were incurred prior to the commencement of operations, they are not reflected in the current period’s Statement of Operations.

Offering costs Funds	Amount
1290 GAMCO Small/Mid Cap Value	$112,451
1290 High Yield Bond	112,451
1290 SmartBeta Equity	112,452

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Organizational costs Funds	Amount
1290 GAMCO Small/Mid Cap Value	$117,416
1290 High Yield Bond	117,416
1290 SmartBeta Equity	117,417

Additionally, the following Funds incurred Offering costs during the period ended October 31, 2015 as follows:

Offering costs Funds	Amount
1290 Convertible Securities	$27,366
1290 GAMCO Small/Mid Cap Value	24,398
1290 Global Equity Managers	27,278
1290 High Yield Bond	24,875
1290 Multi-Alternative Strategies	27,805
1290 SmartBeta Equity	24,439
1290 Unconstrained Bond Managers	27,633

Offering costs incurred in connection with the offering of shares of the Funds will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Funds commencement of public offering of shares. Organizational expenses, incurred prior to the Funds’ commencement of the public offering of shares, during the period ended October 31, 2014 were reimbursed by the Adviser.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations of the Funds. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all

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NOTES TO FINANCIAL STATEMENTS (Continued)

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of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provision are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the statements of Operations. During the period ended October 31, 2015, the Funds did not incur any interest or penalties. The tax year for the period ended October 31, 2015 remains subject to examination by the Internal Revenue Service, State and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Unconstrained Bond Managers Fund declare and distribute monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The tax character of distributions for the period ended October 31, 2015 and the tax composition of undistributed ordinary income and undistributed long term gains for the period ended October 31, 2015 are presented in the following table. For the Funds, the cumulative timing differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to Distributions Payable (1290 High Yield Bond) and Losses Carried Forward (1290 High Yield Bond and 1290 Unconstrained Bond Managers).

	Year Ended October 31, 2015
Funds:	Distributed Ordinary Income	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
1290 Convertible Securities	$79,871	$64,906	$—
1290 GAMCO Small/Mid Cap Value	18,854	118,272	203
1290 Global Equity Managers	—	34,029	—
1290 High Yield Bond	1,820,139	239,013	—
1290 Multi-Alternative Strategies	—	2,002	—
1290 SmartBeta Equity	30,060	127,923	—
1290 Unconstrained Bond Managers	220,349	28,490	—

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at period ended October 31, 2015 as follows:

Funds:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
1290 Convertible Securities	$6,521	$(70)	$(6,451)
1290 GAMCO Small/Mid Cap Value	19,968	1,628	(21,596)
1290 Global Equity Managers	(9,836)	18,735	(8,899)
1290 High Yield Bond	83,504	—	(83,504)
1290 Multi-Alternative Strategies	3,247	—	(3,247)
1290 SmartBeta Equity	42,680	7,757	(50,437)
1290 Unconstrained Bond Managers	72,926	(63,911)	(9,015)

The significant permanent book and tax differences related to the adjustments above are related to Non-deductible offering costs (1290 GAMCO Small/Mid Cap Value and 1290 SmartBeta Equity).

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long term losses. The following Funds have losses incurred that will be carried forward under the provisions of the RIC Mod Act as follows:

	Losses Carried Forward
Funds	Short Term	Long Term
1290 Convertible Securities	$51,837	$—
1290 Global Equity Managers	95,125	—
1290 High Yield Bond	492,343	—
1290 SmartBeta Equity	26,147	—
1290 Unconstrained Bond Managers	278,307	21,356

Sale-Buybacks:

A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Fund’s Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Fund’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Fund’s Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. None of the Funds had open sale-buybacks at October 31, 2015.

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives may not be accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Funds’ Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums

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October 31, 2015

received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

A Fund may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Fund’s other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

The Funds may be exposed to foreign currency risks associated with Fund investments. During the reporting period, the Funds entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

A Fund may purchase foreign currency on a spot (or cash) basis. In addition, a Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Sub-Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/ (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. There is potential for swaps to be illiquid. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Market and Credit Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates decline the value of a certain fixed-income securities of a Fund is likely to rise. Conversely, as nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

Forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies,

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Funds may invest in below investment grade high-yield securities (“junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note  2 Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser supervises the investment program for each Fund in accordance with each Fund’s investment objectives, policies and restrictions. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 GAMCO Small/Mid Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 Global Equity Managers	0.800	0.750	0.725	0.700	0.675
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Convertible Securities	0.700%	0.680%	0.660%
1290 High Yield Bond	0.600	0.580	0.560
1290 Unconstrained Bond Managers	0.800	0.780	0.760

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

In addition to the advisory fee, each Fund pays the Administrator its proportionate share of an asset-based administration fee, which is equal to an annual rate of the greater of 0.15% of each Fund’s average daily net assets, or $30,000 per Fund (or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable). The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

Prior to July 1, 2015, each Fund paid the Administrator its proportionate share of an asset-based administration fee, which is equal to an annual rate of 0.15% of each Fund’s average daily net assets plus $30,000 per Fund and $30,000 for each allocated portion (or sleeve) of a Fund, as applicable.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class C, Class I and Class R shares. The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, and Class R shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class C	1.00%*
Class R	0.50%

*	The Distribution Fees for Class C shares are currently being waived. This waiver is voluntary and could be eliminated at any time.

The Trust, on behalf of the Funds, has entered into a Transfer Agency and Service Agreement (the “Transfer Agency Agreement”) with Boston Financial Data Services (“BFDS”). Pursuant to the Transfer Agency Agreement, BFDS is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, BFDS receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities.

The Trust, on behalf of the Funds, has entered into an organizational expenses agreement (the “Organizational Expenses Agreement”) with the Adviser. Pursuant to the Organizational Expenses Agreement, the Adviser shall pay all of the organizational expenses of the Trust (including expenses incurred prior to the effective date of the Organizational Expenses Agreement). The Adviser is entitled to be reimbursed for organizational costs paid by the Adviser within one year after the commencement of a public offering of shares subject to the expense limitation agreement noted below.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

The Trust, on behalf of the Funds, has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with 1290 Asset Managers whereby 1290 Asset Managers has contractually agreed to waive fees and/or reduce its fees to the extent that the aggregate expenses incurred by a Fund in any fiscal year, including but not limited to organizational and offering costs and investment advisory fees of the Adviser (but excluding interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Fund invests, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Fund’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit of:

Funds	Total Expense Limited to (% of daily net assets)
	Class A	Class C	Class I	Class R
1290 Convertible Securities	1.05%	1.05%	1.05%	1.05%
1290 GAMCO Small/Mid Cap Value	1.10%	1.10%	1.10%	1.10%
1290 Global Equity Managers	1.15%	1.15%	1.15%	1.15%
1290 High Yield Bond	0.80%	0.80%	0.80%	0.80%
1290 Multi-Alternative Strategies*	1.40%	1.40%	1.40%	1.40%
1290 SmartBeta Equity	1.10%	1.10%	1.10%	1.10%
1290 Unconstrained Bond Managers	1.15%	1.15%	1.15%	1.15%

*	Includes fees and expenses of other investment companies in which the Fund invests.

1290 Asset Managers first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to 1290 Asset Managers the advisory fees waived or other expenses assumed and paid for by 1290 Asset Managers pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by 1290 Asset Managers. During the period ended October 31, 2015, 1290 Asset Managers did not receive recoupment for any of the Funds within the Trust. At October 31, 2015, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible through			Total Eligible For Reimbursement
Funds:	2016	2017	2018
1290 Convertible Securities	$—	$—	$79,383	$79,383
1290 GAMCO Small/Mid Cap Value	—	—	256,568	256,568
1290 Global Equity Managers	—	—	80,380	80,380
1290 High Yield Bond	—	—	398,213	398,213
1290 Multi-Alternative Strategies	—	—	67,806	67,806
1290 SmartBeta Equity	—	—	283,924	283,924
1290 Unconstrained Bond Managers	—	—	80,587	80,587

During the period ended October 31, 2015, the Distributor voluntarily waived Distribution fees for the Funds’ Class C shares. These amounts as follows are not eligible for recoupment:

Funds:	Voluntary Waivers
1290 GAMCO Small/Mid Cap Value	$2,503
1290 High Yield Bond	28,272
1290 SmartBeta Equity	9,839

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

If during a Fund’s fiscal year, Fund Operating Expenses, including all organizational expenses, that at any time during the prior three fiscal years (prior one year after commencement of operations with respect to organizational expenses) received a fee waiver or reduction from 1290 Asset Managers, are less than the percentage limits mentioned above, 1290 Asset Managers is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or reduced and (b) the amount by which the expense limit for that share class exceeds the Fund Operating Expenses of the share class for the current fiscal year.

Note 3	Sales Charges

The Distributor received sales charges on the Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Fund’s Class A and Class C shares. The Distributor has advised the Funds that for the period ended October 31, 2015, the proceeds retained from sales and redemptions are as follows:

	Class A		Class C Contingent deferred sales charge
Funds:	Front End sales charge	Contingent deferred sales charge
1290 Convertible Securities	$2,250	$—	$—
1290 GAMCO Small/Mid Cap Value	6,387	—	—
1290 High Yield Bond	700	—	—
1290 Multi-Alternative Strategies	488	—	—
1290 SmartBeta Equity	787	—	—

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Percentage of Ownership by Affiliates

At October 31, 2015, 1290 Asset Managers held investments in each of the Funds as follows:

Funds	Percentage of Ownership
1290 Convertible Securities	98.7%
1290 GAMCO Small/Mid Cap Value	58.0
1290 Global Equity Managers	100.0
1290 High Yield Bond	99.7
1290 Multi-Alternative Strategies	99.1
1290 SmartBeta Equity	98.5
1290 Unconstrained Bond Managers	100.0

Note 5	Subsequent Events

The Adviser evaluated subsequent events from October 31, 2015, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

At a meeting held on December 9-10, 2015, the Board approved a proposed amendment to the expense cap of the 1290 High Yield Bond Fund. The current expense caps for Class A, Class C, Class R and Class I are 1.05%, 1.80%, 1.30% and 0.80% respectively (inclusive of Rule 12b-1 fees). Effective March 1, 2016, the new expense caps for Class A, Class C, Class R and Class I are 1.10%, 1.85%, 1.35% and 0.85% respectively (inclusive of Rule 12b-1 fees).

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

October 31, 2015

Note 6	Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of EQ Advisors Trust (a separate Trust) advised by the Adviser. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to the Adviser and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief and in December 2011, the Defendants filed a motion to dismiss the Amended Complaint. In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint.

In January 2013, a second lawsuit against the Adviser was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of certain Portfolios of EQ Advisors Trust advised by the Adviser. The Sanford Litigation does not involve any of the Funds. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to the Adviser in its capacity as the Administrator of the EQ Advisors Trust (a separate Trust). The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio, a portfolio of EQ Advisors Trust, as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

None of the Funds within the Trust are a party to the Sivolella or Sanford Litigations and any potential damages would be the responsibility of the Defendants. Therefore, no liability for litigation relating to these matters has been accrued in the financial statements of the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the 1290 Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds of 1290 Funds listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agents, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2015

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE FISCAL PERIOD ENDED OCTOBER 31, 2015 (UNAUDITED)

At a meeting held on June 2-4, 2015, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Advisory Agreement”) with AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers®) (“1290 Asset Managers” or the “Adviser”) and the Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”) as shown in the table below with respect to the Funds listed, each a newly-created portfolio of the Trust.

Funds	Agreements Approved by the Trust’s Board with respect to the Funds
1290 Global Equity Managers Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with OppenheimerFunds, Inc. (“Oppenheimer”) Sub-Advisory Agreement with Templeton Investment Counsel, LLC (“Templeton”)

1290 Convertible Securities Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with Palisade Capital Management, LLC (“Palisade”)

1290 Unconstrained Bond Managers Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with Pacific Investment Management Company (“PIMCO”) Sub-Advisory Agreement with TCW Investment Management Company

The Board noted that the Trust is an affiliated investment company of EQ Advisors Trust, which is also managed by the Adviser, and that all of the Board members also currently serve on the Board of Trustees of EQ Advisors Trust. The Board also noted that four of the proposed Sub-Advisers — Oppenheimer, Palisade, PIMCO and Templeton (the “Existing Sub-Advisers”) — also currently serve as investment sub-advisers for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust, including (as applicable) an EQ Portfolio (as defined below).

1290 Global Equity Managers Fund. The Board noted that the Adviser currently serves as the investment manager for EQ/Oppenheimer Global Portfolio, AXA Global Equity Managed Volatility Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio, each a portfolio of EQ Advisors Trust (each, an “EQ Portfolio”). The Board also noted that the Adviser would manage the Fund in a manner similar to the manner in which the Adviser currently manages each such EQ Portfolio. The Board also noted that Oppenheimer currently serves as investment sub-adviser for EQ/Oppenheimer Global Portfolio and an allocated portion of AXA Global Equity Managed Volatility Portfolio and would serve as investment sub-adviser for an allocated portion of the Fund using the same investment strategies and styles. The Board also noted that Templeton currently serves as an investment sub-adviser for AXA/Templeton Global Equity Managed Volatility Portfolio and would serve as investment sub-adviser for an allocated portion of the Fund using the same investment strategies and styles.

1290 Convertible Securities Fund. The Board noted that the Adviser currently serves as the investment manager for EQ/Convertible Securities Portfolio, a portfolio of EQ Advisors Trust (an “EQ Portfolio”). The Board also noted that the Adviser would manage the Fund in a manner similar to the manner in which the Adviser currently manages that EQ Portfolio. The Board also noted that Palisade currently serves as investment sub-adviser for EQ/Convertible Securities Portfolio and would serve as investment sub-adviser for the Fund using the same investment strategy and style.

1290 Unconstrained Bond Managers Fund. The Board noted that the Adviser currently serves as the investment manager for EQ/PIMCO Global Real Return Portfolio, a portfolio of EQ Advisors Trust (an “EQ Portfolio”). The Board also noted that the Adviser would manage the Fund in a manner similar to the manner in which the Adviser currently manages that EQ Portfolio. The Board also noted that PIMCO currently serves as investment sub-adviser for EQ/PIMCO Global Real Return Portfolio and would serve as investment sub-adviser for an allocated portion of the Fund utilizing similar investment processes.

All Funds. In reaching its decision to approve each Agreement with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to each Fund and Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant proposed Sub-Adviser and, where applicable, their respective affiliates; (2) information regarding the risk/return profile of the Fund and comparative performance information; (3) the level of the Fund’s proposed advisory fee and sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Adviser, the relevant proposed Sub-Adviser, and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Adviser, the relevant proposed Sub-Adviser, and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Advisers, including memoranda and other materials addressing the factors set out above, and provided to the Trustees in connection with the meeting. The Board also took into account information provided to the Trustees at prior Board meetings. The Board also took into account information relating to the Adviser, the Existing Sub-Advisers, and the EQ Portfolios provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, at prior meetings of the Board of Trustees of EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser, the EQ Portfolios and the Funds derived from their years of service on the Boards of EQ Advisors Trust and the Trust. The information provided to the Trustees described, among other things, each Fund’s investment strategies and risks, the services to be provided by the Adviser and the proposed Sub-Advisers, as well as the Adviser’s and the proposed Sub-Advisers’ investment personnel, proposed advisory and sub-advisory fees, expense ratios, risk/return profile information and comparative performance information, expense limitation arrangements, and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreements to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. Although the Board approved the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund separately. In approving the relevant Agreements with respect to each Fund, the Board, including the Independent Trustees, determined that the proposed advisory and sub-advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant proposed Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the comparative performance information discussed below, the Board considered the Adviser’s and each relevant proposed Sub-Adviser’s responsibilities with respect to a Fund (or portion thereof where the Sub-Adviser would manage an allocated portion of the Fund).

With respect to the Adviser, the Board considered that the Adviser would be responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the proposed Sub-Advisers; overseeing the proposed Sub-Advisers’ selection of investments for the Funds (or the portions thereof); monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof)

and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the proposed Sub-Advisers and other applicable parties; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Advisers, as well as information regarding the backgrounds of the personnel who would perform those functions with respect to the Funds. The Board also considered that the Adviser’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding the Adviser’s ongoing risk management activities. The Board also considered that the Adviser has assumed significant entrepreneurial and other risk in launching the Funds. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Adviser serving as the investment adviser for the other funds of the Trust, and on periodic reports provided to the Board regarding the services provided by the Adviser to those other portfolios, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser serving as the investment manager for portfolios of EQ Advisors Trust, including the EQ Portfolios, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Adviser to those other portfolios.

With respect to the proposed Sub-Advisers, the Board considered that, subject to the oversight of the Adviser, each proposed Sub-Adviser would be responsible for making investment decisions for the Fund (or the portion thereof) that it would sub-advise; placing with brokers or dealers all orders for the purchase and sale of investments for the Fund (or the portion thereof) that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the Fund (or the portion thereof) that it would sub-advise, as well as information regarding the background of the proposed Sub-Adviser’s portfolio manager(s) who would provide services to the Fund. In addition, the Board received information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve ‘best execution’ on behalf of the Fund that it would sub-advise. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by each Existing Sub-Adviser also was based, in part, on the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Existing Sub-Adviser serving as an investment sub-adviser for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust (including, as applicable, an EQ Portfolio) and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Existing Sub-Adviser to those other portfolios.

The Board members also considered the Funds’ Chief Compliance Officer’s evaluation of the Sub-Advisers’ compliance programs, policies, and procedures with respect to the Funds and factored into their review their experience and familiarity with the Adviser’s compliance program, policies, and procedures with respect to the Trust and their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser’s and the Existing Sub-Advisers’ compliance programs, policies, and procedures with respect to EQ Advisors Trust. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or the proposed Sub-Advisers and reviewed information regarding the Adviser’s and the proposed Sub-Advisers’ financial condition and history of operations and potential conflicts of interest in managing the Funds.

The Board also considered the benefits that would be provided to shareholders from participation in a Fund advised by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution services that the Adviser and its affiliates would provide to the Funds and their shareholders.

Based on its review, the Board determined, with respect to each Fund, that the nature, quality and extent of the overall services to be provided by the Adviser and the relevant proposed Sub-Adviser(s) were appropriate for the Fund in light of its investment objectives and, thus, supported a decision to approve the Agreements.

Investment Performance. The Board noted that the Funds did not have any performance history as they were newly organized and had not commenced operations as of the date of the meeting. With respect to approval of the Advisory Agreement, the Board received and reviewed risk/return profile information for each Fund based on its investment objectives, policies and anticipated investments. The Board also considered the Adviser’s expertise, resources, proposed methodology and personnel for managing the Funds and its experience managing the other portfolios of the Trust, as well as portfolios of EQ Advisors Trust, including the EQ Portfolios.

With respect to approval of each Sub-Advisory Agreement, the Board received and reviewed performance data relating to the relevant proposed Sub-Adviser’s management of other funds and/or accounts, including (as applicable) portfolios of EQ Advisors Trust (including the EQ Portfolios), with substantially similar investment objectives, policies, and strategies as the Fund (or the portion thereof) that it would sub-advise, as compared to an appropriate benchmark. The Board members also noted that they had reviewed the performance and investment process of each Existing Sub-Adviser through their oversight of each Existing Sub-Adviser’s management of one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust since the Existing Sub-Adviser’s appointment to the other portfolio(s). The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Fund (or the portion thereof) that it would sub-advise.

Based on its review, the Board determined, with respect to each Fund, that the performance data and related information presented supported a decision to approve the Agreements.

Expenses. The Board considered each Fund’s proposed advisory fee and sub-advisory fee(s) in light of the nature, quality and extent of the overall services to be provided by the Adviser and the relevant proposed Sub-Adviser(s). In addition, the Board considered the relative levels of the sub-advisory fee to be paid to a proposed Sub-Adviser with respect to a Fund and the advisory fee to be retained by the Adviser in light of, among other factors, the services provided to the Fund by the Adviser and the proposed Sub-Adviser. The Board considered that all fees and expenses of each Fund are explicitly disclosed in the Fund’s offering documents.

With respect to the Advisory Agreement, the Board also considered the Funds’ proposed advisory fee schedules relative to the advisory fee schedules of other portfolios managed by the Adviser. The Board also considered information provided by the Adviser comparing the proposed advisory fee rate and expense ratios for each Fund to the advisory fee rates and expense ratios for comparable funds, including information compiled by Lipper, Inc., an independent organization. The Board further considered that the proposed advisory fee schedule for each Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. The Board noted that any such reduction in a Fund’s advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board further considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, to the extent that the Adviser waives fees pursuant to these expense limitation arrangements, each Fund’s actual advisory fee may be lower than that Fund’s contractual advisory fee. Based on its review, the Board determined that the Adviser’s proposed fee for each Fund is fair and reasonable.

With respect to the Sub-Advisory Agreements, the Board also considered the proposed sub-advisory fees in light of the fees that the proposed Sub-Advisers charge under other advisory agreements with other clients. With respect to each of 1290 Global Equity Managers Fund and 1290 Convertible Securities Fund, the Board noted that the proposed sub-advisory fee for each proposed Sub-Adviser is the same as the sub-advisory fee that the Sub-Adviser currently charges to the respective EQ Portfolio for which the Sub-Adviser currently serves as an investment sub-adviser using the same investment mandate. The Board also noted that the sub-advisory fee schedule for each of Oppenheimer, Palisade and Templeton aggregates the assets managed by the proposed Sub-Adviser in the Fund (or the portion thereof) that it would sub-advise and in one or more portfolios of EQ Advisors Trust for which the Adviser serves as investment manager and the proposed Sub-Adviser serves as investment sub-adviser. The Board further noted that the Adviser, and not a Fund, would pay the relevant proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the relevant proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fees agreed upon with each proposed Sub-Adviser are reasonable in light of the quality of the investment sub-advisory services to be provided. Based on its review, the Board determined, with respect to each Fund (or portion thereof), that the proposed sub-advisory fee for the relevant proposed Sub-Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of each Fund. The Adviser represented that, as new funds with no prior operations, the Funds were not expected to be profitable to the Adviser initially because of their anticipated small initial asset base. As a result, the Board noted that it periodically would evaluate profitability as the assets of the Funds increase over time. With respect to the Sub-Advisory Agreements, the Board considered, with respect to each Fund, the estimated impact of the proposed advisory fee on the profitability of the Adviser. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the aggregate advisory fees and that the fee paid to each proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board further noted that each proposed Sub-Adviser’s fee will be paid by the Adviser and not the Fund.

Economies of Scale. The Board also considered whether economies of scale or efficiencies would be realized as a Fund grows larger and the extent to which this is reflected in the proposed advisory and sub-advisory fee schedules for the Fund. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the adviser, and (iv) reinvestment in, and enhancements to, the services that an adviser and its affiliates provide to a fund and its shareholders. The Board noted that the proposed advisory fee schedule for each Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. In addition, the Board noted that the Adviser had agreed to assume certain expenses of each Fund by making payments or waiving all or a portion of its advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in the prospectus in light of the fact that each Fund is a new portfolio and initially would not have sufficient assets to maintain its expense ratios at competitive levels. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Funds. In connection with its deliberations regarding the Sub-Advisory Agreements, the Board noted that the proposed sub-advisory fee schedule for each of the proposed Sub-Advisers (other than PIMCO) includes breakpoints that would reduce the sub-advisory fee rate as Fund assets under the proposed Sub-Adviser’s management increase above certain levels. The Board also noted that the sub-advisory fee schedule for each of Oppenheimer, Palisade and Templeton aggregates the assets managed by the proposed Sub-Adviser in the Fund (or the portion thereof) that it would sub-advise and in one or more portfolios of EQ Advisors Trust for which the Adviser serves as investment manager and the proposed Sub-Adviser serves as investment sub-adviser. The Board again noted that the sub-advisory fees are paid by the Adviser out of its assets and not from a Fund’s assets. The Board considered these factors, and the relationship they bear to the fee structure charged to a Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Funds once they commence operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Fund assets to determine whether economies of scale or efficiencies continued to be reflected in the Funds’ fee arrangements.

Fall-Out Benefits. The Board also considered the extent to which the Adviser and its affiliates might derive ancillary benefits from Fund operations, including the following. The Board noted that the Adviser also would serve as the administrator for the Funds and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust. AXA Distributors, LLC may receive compensation from the Funds (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class C (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser are fair and reasonable.

The Board also noted that each proposed Sub-Adviser may derive ancillary benefits from Fund operations. For example, a proposed Sub-Adviser, through its position as a Sub-Adviser to a Fund, may engage in soft dollar transactions. The Board considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the Fund (or the portion thereof) that it would sub-advise and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that a proposed Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also noted that the proposed Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that the proposed Sub-Advisers and their affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each proposed Sub-Adviser are fair and reasonable.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT DURING THE FISCAL PERIOD

ENDED OCTOBER 31, 2015 (UNAUDITED)

At a meeting held on June 2-4, 2015, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to the Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Agreement”) with AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers®) (“1290 Asset Managers” or the “Adviser”) with respect to 1290 Multi-Alternative Strategies Fund (the “Fund”), a newly-created portfolio of the Trust.

The Board noted that the Trust is an affiliated investment company of EQ Advisors Trust, which is also managed by the Adviser, and that all of the Board members also currently serve on the Board of Trustees of EQ Advisors Trust.

In reaching its decision to approve the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and the Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser and its affiliates; (2) information regarding the risk/return profile of the Fund; (3) the level of the Fund’s proposed advisory fee and the Fund’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the Adviser and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees in connection with the meeting. The Board also took into account information provided to the Trustees at prior Board meetings. The Board also took into account information relating to the Adviser provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, at prior meetings of the Board of Trustees of EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser and the Fund derived from their years of service on the Boards of EQ Advisors Trust and the Trust. The information provided to the Trustees described, among other things, the Fund’s investment strategies and risks, the services to be provided by the Adviser, as well as the Adviser’s investment personnel, proposed advisory fee, expense ratios, risk/return profile information, expense limitation arrangements, and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreement and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreement to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreement. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In approving the Agreement, the Board, including the Independent Trustees, determined that the proposed advisory fee was fair and reasonable and that the approval of the Agreement was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by the Adviser and its affiliates. The Board considered the Adviser’s responsibilities with respect to the Fund. The Board also considered the Adviser’s experience in serving as the investment adviser for the other portfolios of the Trust and, based on the Board members’ service as Trustees of EQ Advisors Trust, the Adviser’s experience in serving as the investment manager for portfolios of EQ Advisors Trust, including portfolios that, like the Fund, are structured as funds-of-funds. The Board considered that the Adviser would be responsible for, among other things, developing investment strategies for the Fund; making investment decisions for the Fund; monitoring and evaluating the performance of the Fund; monitoring the investment operations and composition of the Fund and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as the Fund’s compliance with applicable law; placing all orders for the purchase or sale of investments for the Fund; coordinating and managing the flow of information and communications relating to the Fund among the applicable parties; and implementing Board directives as they relate to the Fund. The Board also considered information regarding the Adviser’s process for making investment decisions for the Fund, as well as information regarding the backgrounds of the personnel who would manage the Fund. The Board also considered that the Adviser’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding the Adviser’s ongoing risk management activities. The Board also considered that the Adviser has assumed significant entrepreneurial and other risk in launching the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Adviser serving as the investment adviser for the other funds of the Trust, and on periodic reports provided to the Board regarding the services provided by the Adviser to those other portfolios, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser serving as the investment manager for portfolios of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Adviser to those other portfolios.

The Board members also factored into their review their experience and familiarity with the Adviser’s compliance program, policies, and procedures with respect to the Trust and their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser’s compliance program, policies, and procedures with respect to EQ Advisors Trust. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and reviewed information regarding the Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

The Board also considered the benefits that would be provided to shareholders from participation in a Fund advised by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution services that the Adviser and its affiliates would provide to the Fund and its shareholders.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser were appropriate for the Fund in light of its investment objectives and, thus, supported a decision to approve the Agreement.

Investment Performance. The Board noted that the Fund did not have any performance history as it was newly organized and had not commenced operations as of the date of the meeting. Because the Fund had not yet commenced operations, the Board did not consider any performance information for the Fund. However, the Board received and reviewed risk/return profile information for the Fund based on its investment objectives and policies and its anticipated investments and asset allocations. The Board also considered the Adviser’s expertise, resources, proposed methodology and personnel for managing the Fund and its experience managing the other portfolios of the Trust, as well as portfolios of EQ Advisors Trust, including portfolios that, like the Fund, are structured as funds-of-funds. Based on its review, the Board determined that the information presented supported a decision to approve the Agreement.

Expenses. The Board considered the Fund’s proposed advisory fee in light of the nature, quality and extent of the overall services to be provided by the Adviser. The Board also considered the Fund’s proposed advisory fee schedule relative to the advisory fee schedules of other portfolios managed by the Adviser. The Board also considered information provided by the Adviser comparing the proposed advisory fee rate and expense ratios for the Fund to the advisory fee rates and expense ratios for comparable funds, including information compiled by Lipper, Inc., an independent organization. The Board further considered that the proposed advisory fee schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. The Board noted that any such reduction in the Fund’s advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board further considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, to the extent that the Adviser waives fees pursuant to these expense limitation arrangements, the Fund’s actual advisory fee may be lower than the Fund’s contractual advisory fee. The Board considered that all fees and expenses of the Fund are explicitly disclosed in the Fund’s offering documents. Based on its review, the Board determined that the Adviser’s proposed fee for the Fund is fair and reasonable.

Profitability and Costs. The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of the Fund. The Adviser represented that, as a new fund with no prior operations, the Fund was not expected to be profitable to the Adviser initially because of its anticipated small initial asset base. As a result, the Board noted that it periodically would evaluate profitability as the assets of the Fund increase over time.

Economies of Scale. The Board also considered whether economies of scale or efficiencies would be realized as the Fund grows larger and the extent to which this is reflected in the proposed advisory fee schedule for the Fund. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the adviser, and (iv) reinvestment in, and enhancements to, the services that an adviser and its affiliates provide to a fund and its shareholders. The Board noted that the proposed advisory fee schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. In addition, the Board noted that the Adviser had agreed to assume certain expenses of the Fund by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain levels as set forth in the prospectus in light of the fact that the Fund is a new portfolio and initially would not have sufficient assets to maintain its expense ratios at competitive levels. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Fund through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Fund. The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Fund once it commences operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Fund assets to determine whether economies of scale or efficiencies continued to be reflected in the Fund’s fee arrangements.

Fall-Out Benefits. The Board also considered the extent to which the Adviser and its affiliates might derive ancillary benefits from Fund operations, including the following. The Board noted that the Adviser also would serve as the administrator for the Fund and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust. AXA Distributors, LLC may receive compensation from the Fund (which may include payments pursuant to Rule 12b-1 plans with respect to its Class A, Class C (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Fund. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser are fair and reasonable.

Federal Income Tax Information (Unaudited)

For the period ended October 31, 2015, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Funds	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income
1290 Convertible Securities	43.00%	$—	$—
1290 GAMCO Small/Mid Cap Value	20.59	—	—
1290 Global Equity Managers	0.00	5,224	83,405
1290 High Yield Bond	0.00	—	—
1290 Multi-Alternative Strategies	0.00	—	—
1290 SmartBeta Equity	79.68	—	—
1290 Unconstrained Bond Managers	0.00	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	122	None

*	Affiliated with the Manager and/or the Distributor.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	93	From 2011 to 2012, Director, and from 2012 to present, Advisory Committee Member M&T Corporation; from
					2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member Northern Trust Company and Goldman Sachs Management Groups.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	93	None
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	93	From 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1942)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation; from 1984 to 1994, President and Chief Executive Officer of the CVS Division of Melville Corporation.	93	From 1997 to 2012, Director, LoJack Corporation.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Lead Independent Trustee	From May 2000 to present; from September 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	93	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long –Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From January 2012 to present	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	93	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	93	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained, without charge, by calling 1-888-310-0416.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director, AXA Financial and AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers (Continued)
James Kelly Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Financial; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of AXA Equitable’s FMG.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Senior Director of FMG LLC; from September 2010 to present Senior Director of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers (Continued)
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (1962)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Manager/Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include 1290 Funds, AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	RRD#92918

AXA Equitable Life Insurance Company

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2015 was $0 and $37,500 for fiscal year 2014.

(b)	Audit-Related Fees for fiscal year 2015 was $0 and $0 for fiscal year 2014.

(c)	Tax Fees for fiscal year 2015 was $9,600 and $0 for fiscal year 2014.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2015 was $0 and $0 for fiscal year 2014.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2015 was $6,068,456 and $6,651,655 for fiscal year 2014.

(h)	The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 30, 2015

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
December 30, 2015